Filed pursuant to Rule 497
Registration No. 333-196436

PROSPECTUS SUPPLEMENT
(to Prospectus dated August 25, 2015)

WHITEHORSE FINANCE, INC.

Up to 3,321,033 Shares of Common Stock

Issuable Upon Exercise of Rights

to Subscribe for Such Shares

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. H.I.G. WhiteHorse Advisers, LLC serves as our investment adviser. H.I.G. WhiteHorse Administration, LLC serves as our administrator. These entities are affiliates of H.I.G. Capital, L.L.C., an alternative asset manager founded in 1993 and focused on the small-capitalization, or small-cap, market. H.I.G. Capital, L.L.C. had approximately $15 billion of capital under management as of June 30, 2015 (based on the regulatory assets under management, or AUM, as reported on Form ADV).

Our investment objective is to generate risk-adjusted returns primarily by originating secured loans to small-cap companies across a broad range of industries, providing our stockholders with current income and capital appreciation. We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

We are issuing non-transferable subscription rights to our stockholders of record as of 5:00 p.m., New York City time, on October 23, 2015, entitling the holders thereof to subscribe for up to an aggregate of 3,321,033 shares of our common stock. Record date stockholders will receive one right for each outstanding share of common stock owned on the record date. The rights entitle the holders to purchase one new share of common stock for every 4.511505 rights held. In addition, record date stockholders who fully exercise their rights will be entitled to subscribe, subject to the limitations described in this prospectus supplement and subject to allotment, for additional shares that remain unsubscribed as a result of any unexercised rights.

As a result of the terms of this offer, stockholders who do not fully exercise their rights will own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer. In addition, because the subscription price per share will likely be less than the net asset value per share, based on our current market price, the offer will likely result in an immediate dilution of net asset value per share for all of our stockholders. This offering will also cause dilution in the distributions per share we are able to distribute subsequent to completion of the offering. Such dilution is not currently determinable because it is not known how many shares will be subscribed for or what the net asset value or market price of our common stock will be on the expiration date for the offer. If the subscription price per share is substantially less than the current net asset value per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. If the subscription price is less than our net asset value per share, then all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. See “Risk Factors — Your economic and voting interest in us, as well as your proportionate interest in our net asset value, may be diluted as a result of this rights offering” and “Dilution” in this prospectus supplement for more information.

After giving effect to the sale of shares of our common stock in this offering, assuming all rights are exercised at the subscription price of $13.55 per share and our receipt of the estimated net proceeds from that sale, our “as adjusted” net asset value would have been approximately $268,418,988, or approximately $14.66 per share, representing immediate dilution of approximately $0.10 per share to our existing stockholders.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “WHF”. The last reported closing price for our common stock on October 21, 2015 was $13.42 per share. The subscription rights are non-transferable and will not be listed for trading on the NASDAQ Global Select Market or any other stock exchange. The rights may not be purchased or sold, and there will not be any market for trading the rights. The shares of our common stock to be issued pursuant to this offering will be listed for trading on the NASDAQ Global Select Market under the symbol “WHF”. See “The Offering” for a complete discussion of the terms of this offer.

The subscription price is $13.55 per share. The offer will expire at 5:00 p.m., New York City time, on November 20, 2015, unless extended as described in this prospectus supplement. We, in our sole discretion, may extend the period for exercising the subscription rights. You will have the right to withdraw your subscriptions at any time prior to the expiration date for the offer. Prior to the expiration date, we intend to distribute an additional prospectus supplement related to the offering including our financial condition as of, and results of operations for the quarter ended, September 30, 2015.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in the rights, including the risk of leverage, in “Risk Factors” beginning on page S-16 of this prospectus supplement and on page 13 of the accompanying prospectus.

This prospectus supplement contains important information you should know before investing in the rights. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by calling us collect at (305) 381-6999. The SEC also maintains a website at http://www.sec.gov that contains such information.

	Per Share(4)	Total(5)
Subscription price(1)	$13.55	$45,000,000
Estimated sales load (underwriting discounts and commissions)(2)(3)	$0.32	$1,058,012
Proceeds to us, before estimated expenses(1)(3)	$13.23	$43,941,988

(1)	The subscription price is $13.55 per share. See “The Offering — Subscription Price.”
(2)	In connection with this offering, Deutsche Bank Securities Inc., the dealer manager for this offering, will receive a fee for its financial advisory, marketing and soliciting services equal to the sum of: (i) 4% of the subscription price per share for each share issued to non-affiliates of H.I.G. Capital pursuant to exercise of the primary subscription and/or the over-subscription privilege and (ii) 1% of the subscription price per share for each share issued to affiliates of H.I.G. Capital pursuant to exercise of the primary subscription and/or the over-subscription privilege. See “The Offering — Distribution Arrangements.”
(3)	We estimate that we will incur offering expenses of approximately $500,000 in connection with this offering. We estimate that net proceeds to us after expenses will be $43,441,988 assuming all of the rights are exercised at the subscription price. We have agreed to pay certain fees and expenses of the dealer manager, including legal fees, in connection with the offering, subject to a cap of $200,000.
(4)	The estimated total and per share dollar amount of all fees and expenses of the rights offering that will be borne by stockholders will be $1,558,012 and $0.47, respectively.
(5)	Assumes all rights are exercised at the subscription price.

Dealer Manager

Deutsche Bank Securities

The date of this prospectus supplement is October 22, 2015.

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the dealer manager has not, authorized any other person to provide you with different or additional information. We are not, and the dealer manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Available Information” before investing in the rights.

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

S-ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus supplement and the accompanying prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “WhiteHorse Finance” refer (unless the context otherwise requires) to WhiteHorse Finance, Inc., a Delaware corporation, and its consolidated subsidiaries, WhiteHorse Warehouse (as defined below) and Bayside Financing S.A.R.L.;
•	“H.I.G. Capital” refers (unless the context otherwise requires), collectively, to H.I.G. Capital, L.L.C., a Delaware limited liability company, and its affiliates. H.I.G. Capital employs all of WhiteHorse Finance’s investment professionals, as well as those of WhiteHorse Advisers (as defined below), WhiteHorse Administration (as defined below) and their respective affiliates;
•	“WhiteHorse Warehouse” refers to WhiteHorse Finance Warehouse, LLC, a special purpose Delaware limited liability company and a wholly owned subsidiary of WhiteHorse Finance;
•	“WhiteHorse Advisers” and the “Investment Adviser” refer to H.I.G. WhiteHorse Advisers, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital;
•	“WhiteHorse Administration” and the “Administrator” refer to H.I.G. WhiteHorse Administration, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital;
•	“Unsecured Term Loan” refers to the $90 million unsecured term loan, as amended, between us, H.I.G. Bayside Loan Opportunity Fund II, L.P., as guarantor, and Citibank, N.A., as sole lead arranger;
•	“Senior Notes” refer to the $30 million senior notes issued on July 23, 2013; and
•	“Credit Facility” refers to the $150 million secured revolving credit facility, as amended, between WhiteHorse Warehouse, as borrower, and the Lender (as defined below), for which Natixis, New York Branch, provides liquidity support, and for which the “Lender” refers, collectively, to the asset-backed commercial paper conduit, together with any additional lenders that may join the Credit Facility in the future.

On December 3, 2012, we converted from a Delaware limited liability company into a Delaware corporation. In this conversion, WhiteHorse Finance, Inc. succeeded to the business of WhiteHorse Finance, LLC, and the members of WhiteHorse Finance, LLC became stockholders of WhiteHorse Finance, Inc. In this prospectus supplement, we refer to those transactions as the “BDC Conversion” and, where applicable, “shares” refer to our units prior to the BDC Conversion and to shares of common stock in our corporation afterward.

THE RIGHTS OFFERING

The Offer

We are issuing to stockholders of record, or record date stockholders, on October 23, 2015, or the record date, one non-transferable right for each share of our common stock held on the record date. Each holder of the rights, or rights holder, is entitled to subscribe for one share of our common stock for every 4.511505 rights held, which we refer to as the primary subscription right. We will not issue fractional shares of our common stock upon the exercise of rights; accordingly, rights may be exercised only in multiples of one.

The rights are non-transferable and will not be listed for trading on the NASDAQ Global Select Market or any other stock exchange. The rights may not be purchased or sold and there is no market for trading the rights. The shares of common stock to be issued pursuant to this offering will be listed for trading on the NASDAQ Global Select Market under the symbol “WHF”. See “The Offering.”

Subscription Price

The subscription price per share is $13.55 per share. See “The Offering — Subscription Price.”

Over-Subscription Privilege

Record date stockholders who fully exercise all rights issued to them (other than those rights which cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares of our common stock which were not subscribed for by other stockholders, which we refer to as the remaining shares. If sufficient remaining shares of our common stock are available, all record date stockholders’ over-subscription requests will be honored in full. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See “The Offering —  Over-Subscription Privilege.”

We understand that certain affiliates of the Adviser intend to exercise their pro rata subscription rights in full and to exercise their over-subscription privilege to purchase their allocable portions of any unsubscribed shares in the rights offering, in each case, at the subscription price. See “The Offering — Over-Subscription Privilege.”

Purpose of the Offer

Our board of directors has determined that it is in the best interest of WhiteHorse Finance, Inc. and its stockholders to raise additional capital for new investments, primarily in senior secured loans to performing small-cap companies, as well as other general corporate purposes. We believe that making additional investments will enhance the diversification of our portfolio and reduce our risk exposure to any one particular investment. In addition, we believe that we must have sufficient liquidity available to remain a credible source of capital in the market for small-cap investments and unless we increase our present capital resources, we believe that we will have limited capital available for new investments in 2016. However, we expect to have sufficient financial resources available, including from investment income, to pay our expenses for the foreseeable future. We do not currently intend to use the proceeds from this or any future offerings of securities to maintain our distribution policy by funding future distributions. This offering gives existing stockholders the right to purchase additional shares while providing us access to additional capital resources. All costs of this rights offering will be borne by our stockholders whether or not they exercise their subscription rights. In connection with the approval of this rights offering, our board of directors considered the following factors:

•	the subscription price relative to the market price and to our net asset value per share, including the likelihood that the subscription price will be below our net asset value per share and the resulting effect that the offering may have on our net asset value per share;
•	the increased capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objective;
•	the dilution in ownership and voting power to be experienced by non-exercising stockholders;
•	the dilutive effect the offering will have on the dividends per share we distribute subsequent to completion of the offering;
•	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer manager;
•	the size of the offering in relation to the number of shares outstanding;
•	the fact that the rights will not be listed on the NASDAQ Global Select Market;
•	the market price of our common stock, both before and after the announcement of the rights offering;
•	the general condition of the securities markets; and
•	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to WhiteHorse Advisers.

We cannot provide you any assurance of the amount of dilution, if any, that a stockholder will experience, that the current offering will be successful, or that by increasing the amount of our available capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, the management fee we pay to WhiteHorse Advisers is based upon our gross assets, which may include any cash or cash equivalents that we have not yet invested in the securities of portfolio companies, so we expect the management fee payable to WhiteHorse Advisers to increase as a result of the current offering.

In determining that this offer is in our best interest and in the best interests of our stockholders, we have retained Deutsche Bank Securities Inc., the dealer manager for this offering, to provide us with financial advisory, marketing and soliciting services relating to this offer, including advice with respect to the structure, timing and terms of the offer. In this regard, our board of directors considered current secondary market trading conditions, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this offer is not fully subscribed, the experience of the dealer manager in conducting rights offerings, and the inclusion of an over-subscription privilege.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offer, provided that our board of directors must determine that each subsequent rights offering is in the best interest of our stockholders. Any such future rights offering will be made in accordance with the Investment Company Act of 1940, as amended, or the 1940 Act.

Non-Transferability of Rights

The rights are being issued in this offering only to holders of our common stock as of the record date and are non-transferable. Therefore, each underlying share of common stock to be issued upon exercise of the rights, and not the rights, will be admitted for trading on the NASDAQ Global Select Market. See “The Offering — Non-Transferability of Rights.”

Use of Proceeds

We intend to use the net proceeds from this offering primarily to make new investments in accordance with our investment objectives, as well as for general corporate purposes. See “Use of Proceeds.”

Dilutive Effects

Any stockholder who chooses not to participate in the offering should expect to own a smaller interest in us upon completion of the offering. The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. Further, because the net proceeds per share from the offering may be lower than our then-current net asset value per share, the offering may reduce our net asset value per share. The amount of dilution, if any, that a stockholder may experience could be substantial. See “Dilution.”

Amendments and Termination

We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment. In addition, we may, in our sole discretion, terminate the rights offering at any time prior to delivery of the rights and the shares of our common stock offered hereby. If this rights offering is terminated, all rights will expire without value, and the subscription agent will return as soon as practicable all exercise payments, without interest.

Prior to the expiration date, we intend to distribute an additional prospectus supplement related to the offering including our financial condition as of, and results of operations for the quarter ended, September 30, 2015.

How to Obtain Subscription Information

•	Contact your broker-dealer, trust company, bank or other nominee where your rights are held, or
•	Contact the information agent, D.F. King & Co., Inc., toll-free at (800) 591-8268. Broker-dealers and nominees may call (212) 493-3910.

How to Subscribe

•	Deliver a completed subscription certificate and payment to the subscription agent by the expiration date of the rights offering, or
•	If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, which qualifies as an Eligible Guarantor Institution under Rule 17Ad-15 of the Exchange Act, have your Eligible Guarantor Institution deliver a notice of guaranteed delivery to the subscription agent by the expiration date of the rights offering.

Subscription Agent

American Stock Transfer & Trust Company, LLC will act as the subscription agent in connection with this offer.

Information Agent

D.F. King & Co., Inc. will act as the information agent in connection with this offer. You may contact D.F. King & Co., Inc. toll-free with questions at (800) 591-8268. Broker-dealers and nominees may call (212) 493-3910.

Distribution Arrangements

Deutsche Bank Securities Inc. will act as dealer manager for the offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial advisory services and marketing assistance in connection with the offering and will solicit the exercise of rights and participation in the over-subscription privilege by our stockholders. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to the sum of: (i) 4% of the subscription price per share for each share issued to non-affiliates of H.I.G. Capital pursuant to exercise of the primary subscription and/or the over-subscription privilege and (ii) 1% of the subscription price per share for each share issued to affiliates of H.I.G. Capital pursuant to exercise of the primary subscription and/or the over-subscription privilege. See “The Offering — Distribution Arrangements.” The dealer manager may reallow a portion of its fees to other broker-dealers that have assisted in soliciting the exercise of rights.

Important Dates to Remember

Record Date	October 23, 2015(1)
Subscription Period	from October 23, 2015 to November 20, 2015(1)
Expiration Date	November 20, 2015(1)
Deadline for Delivery of Subscription Certificates and Payment for Shares	November 20, 2015 at 5:00 p.m. EST(1)
Deadline for Delivery of Notice of Guaranteed Delivery	November 20, 2015 at 5:00 p.m. EST(1)
Deadline for Delivery of Subscription Certificates and Payment for Shares pursuant to Notice of Guaranteed Delivery	November 25, 2015 at 5:00 p.m. EST(1)

(1)	Unless the offer is extended.
(2)	Participating rights holders must, by the expiration date of the offer (unless the offer is extended), either (i) deliver a subscription certificate and payment for shares or (ii) cause to be delivered on their behalf a notice of guaranteed delivery.

COMPANY OVERVIEW

WhiteHorse Finance

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes, we elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, and intend to qualify annually for such treatment.

We are a direct lender targeting debt investments in privately held, small-cap companies located in the United States. We define the small-cap market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on the London Interbank Offered Rate, or LIBOR, and have a term of three to six years. While we focus principally on originating senior secured loans to small-cap companies, we may also make opportunistic investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

Our Investment Adviser

Our investment activities are managed by our investment adviser, WhiteHorse Advisers. WhiteHorse Advisers is an affiliate of H.I.G. Capital and is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments in portfolio companies on an ongoing basis. WhiteHorse Advisers has also agreed to provide us with access to personnel and its investment committee, or the investment committee. WhiteHorse Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. See “The Adviser and the Administrator —  Investment Advisory Agreement — Management Fee” in the accompanying prospectus for a discussion of the fees that are payable by us to our Investment Adviser.

WhiteHorse Advisers entered into a staffing agreement, or the Staffing Agreement, with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to WhiteHorse Advisers and to provide access to its senior investment personnel to enable WhiteHorse Advisers to perform all of the Investment Adviser’s obligations under the Investment Advisory Agreement. See “Related Party Transactions and Certain Relationships — Staffing Agreement” in the accompanying prospectus for a discussion of the Staffing Agreement. We believe that the Staffing Agreement provides our Investment Adviser with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by H.I.G. Capital in the ordinary course of business and commits certain members of H.I.G. Capital’s investment committee to serve as members of WhiteHorse Advisers’ investment committee.

An affiliate of our Investment Adviser, WhiteHorse Administration, under an administrative agreement, or the Administration Agreement, provides the administrative services necessary for us to operate. See “The Adviser and the Administrator — Administration Agreement” in the accompanying prospectus for a discussion of the fees and expenses for which we are required to reimburse WhiteHorse Administration.

H.I.G. Capital

H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. H.I.G. Capital was founded in 1993 and, for more than 20 years, has grown by continually enhancing its strategic investment capabilities into additional asset classes within the small-cap market. As of June 30, 2015, H.I.G. Capital managed approximately $15 billion of capital (based on the regulatory assets under management, or AUM, as reported on Form ADV) through a number of buyout, credit-oriented and growth capital funds, each of which is focused on the small-cap market. As of such date, H.I.G. Capital operated through domestic offices in Atlanta, Boston, Chicago, Dallas, Miami, New York and San Francisco and international offices in Hamburg, London, Madrid, Milan, Paris and Rio de Janeiro and had a team of approximately 280 investment professionals. H.I.G. Capital’s investment professionals share a common investment philosophy built around a highly analytical, private equity-like framework of rigorous business assessment, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions. H.I.G. Capital has built an extensive and proprietary network of informal and unconventional deal sources in the small-cap business community consisting of accountants, attorneys, and other advisors who have access to small-cap companies. We believe that H.I.G. Capital, as an experienced small-cap investor, has a demonstrated ability to identify, source, analyze, invest and monitor investments in the small-cap market. H.I.G. Capital is headquartered in Miami, Florida.

Market Opportunity

We pursue an investment strategy focused on originating senior secured loans to small-cap companies, including first lien and second lien facilities. We may also make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and receive warrants to purchase common stock in connection with our debt investments. We believe that market inefficiencies and an imbalance between the supply of, and demand for, capital in the small-cap credit market creates an attractive investment opportunity through the origination of primary loans for the following reasons:

Specialized Lending Requirements.  In our experience, lending to small-cap companies requires more rigorous due diligence and underwriting processes than lending to larger companies. Small-cap companies typically have fewer management resources to dedicate to the borrowing process, and often receive no assistance from financial advisors in this regard. Because of these and other specialized lending requirements, only a limited segment of the lending community has historically served small-cap borrowers.

Reduced Lending by Commercial Banks.  Recent regulatory changes and continued ownership of legacy assets have significantly curtailed banks’ lending capacities. In response, we believe that many commercial banks have deemphasized their service and product offerings to small-cap companies in favor of lending to larger customers. We believe that the relative decline in competition from commercial banks drives a higher volume of deal flow to us.

Reduced Credit Supply from Non-Bank Lenders.  We believe lending to small-cap companies by hedge funds and other non-bank lenders is constrained, as many such lenders have gone out of business, exited this market or are winding down. Along with reduced lending by commercial banks, we believe that reduced credit supply from non-bank lenders provides a promising environment for originating loans to small-cap companies.

Significant Demand for Credit.  We believe that demand for debt financing from small-cap companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by small-cap companies and the reduced supply of credit described above should increase lending opportunities for us.

Inefficient Market.  We believe there are a number of inefficiencies in the small-cap credit market that permit us to achieve superior risk-adjusted returns relative to other types of loans. Unlike larger companies, small-cap borrowers may not have a financial advisor and, as a result, may not receive as many financing offers, leading to more favorable financing terms for us, and may be less sophisticated in negotiating the terms of their financing. Moreover, the simpler capital structures frequently found in small-cap companies often enhance protections and reduce or eliminate intercreditor issues. In addition, small-cap lenders face less competition than lenders to larger companies. As a result, small-cap lenders frequently have greater flexibility in structuring favorable transactions.

We believe these factors, taken together, should increase lending opportunities for us.

Competitive Strengths

Leading Small-Cap Market Position.  H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. With more than 20 years of investment experience focused primarily on small-cap companies, H.I.G. Capital believes it has a specialized knowledge of the small-cap marketplace and expertise in evaluating the issues and opportunities facing small-cap companies throughout economic cycles. We believe that the quality of these resources provides a significant advantage and contributes to the strength of our business.

Large and Experienced Management Team with Substantial Resources.  Our Investment Adviser has access through the Staffing Agreement to the resources and expertise of H.I.G. Capital’s more than 470 employees in thirteen offices across the United States, Europe and South America as of June 30, 2015. As of such date, H.I.G. Capital had approximately 280 experienced investment professionals, including approximately 90 professionals dedicated to debt investing. We believe that the quality of these resources provides a significant advantage and will contribute to the strength of our business.

Extensive Deal Sourcing Infrastructure.  Given the inefficiencies of the small-cap market, finding smaller companies that represent attractive debt investment opportunities requires a different sourcing network than that for larger companies. For more than 20 years, H.I.G. Capital has built an extensive and proprietary network of deal sources in the small-cap market consisting of accountants, attorneys and other advisors who have access to these companies. Each of H.I.G. Capital’s approximately 280 investment professionals is involved in deal sourcing, and our in-house business development group of 30 dedicated deal sourcing professionals further enhances our sourcing network. We believe H.I.G. Capital’s extensive deal sourcing infrastructure provides us with access to investment opportunities that may not be available to many of our competitors.

Deep Credit Expertise.  As of June 30, 2015, H.I.G. Capital’s credit platform managed approximately $8 billion of capital across multiple investment funds supported by approximately 90 dedicated credit investment professionals. These investment professionals bring a depth of experience across a broad range of transaction types, including primary loan originations and distressed debt investments, and focus on capital preservation by extending loans to portfolio companies with assets that it believes will retain sufficient value to repay us even in depressed markets or under liquidation scenarios. We believe this experience and expertise in credit documentation, loan structuring and restructuring negotiations helps to protect our investments and maximize our recovery value to the extent a portfolio company does not perform as expected.

Disciplined Investment and Underwriting Process.  Through its more than 20 years of investment experience, H.I.G. Capital has developed a disciplined investment process entailing intensive “bottom-up” fundamental analysis in order to generate attractive risk-adjusted returns while preserving downside protection. Our Investment Adviser utilizes the established investment processes developed by H.I.G. Capital to analyze investment opportunities, including structuring loans with appropriate covenants and pricing loans based on its knowledge of the small-cap market and on its rigorous underwriting standards. Each investment is reviewed by the investment committee, which is comprised of senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of June 30, 2015.

Organizational Structure

The following shows an organizational chart reflecting our relationship with our Investment Adviser and Administrator and our direct and indirect ownership interests in certain of our subsidiaries as of the date of this prospectus supplement:

Recent Developments

Set forth in the table below are certain preliminary estimates of our financial condition and results of operations for the three months ended September 30, 2015. These estimates are subject to the completion of our financial closing procedures and are not a comprehensive statement of our financial results for the three months ended September 30, 2015. Our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months ended September 30, 2015 are finalized.

Estimated to have totaled between:
Net asset value per share	$14.70 – $14.90
Net investment income per share	$0.36 – $0.39

We intend to announce final results of operations for the three months ended September 30, 2015 on November 5, 2015. We plan to host an earnings conference call on November 5, 2015 to discuss the financial results.

The preliminary financial data included herein have been prepared by, and is the responsibility of, management. Crowe Horwath LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to these preliminary estimates. Accordingly, Crowe Horwath LLP does not express an opinion or any other form of assurance with respect thereto. See “Risk Factors — There are material limitations with making preliminary estimates of our financial results for the three months ended September 30, 2015 prior to the completion of our and our auditors’ financial review procedures for such period.”

Operating and Regulatory Structure

Our investment activities are managed by WhiteHorse Advisers and supervised by our board of directors, a majority of whom are independent of H.I.G. Capital, WhiteHorse Advisers and their respective affiliates.

We elected to be treated as a business development company under the 1940 Act and as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

As a business development company, we are required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle formed in the future and managed by our Investment Adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. If our Investment Adviser undertakes to manage a new fund in the future, we will not invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations, our allocation procedures and/or exemptive relief issued by the SEC. See “Regulation” in the accompanying prospectus.

Also, as a business development company, we are generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (1) private U.S. operating companies, (2) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation” in the accompanying prospectus.

Use of Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As of June 30, 2015, we had $100.5 million debt outstanding under the Credit Facility, $30 million of debt outstanding under the Senior Notes and $55 million of debt outstanding under the Unsecured Term Loan. In addition to the Credit Facility, the Senior Notes and the Unsecured Term Loan described above, we expect to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act. We consolidate our financial results with those of WhiteHorse Warehouse for financial reporting purposes.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay debt when it is disadvantageous to do so. We measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. We expect to continue to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act. We expect that we would incur such leverage through either a traditional credit facility or a securitization vehicle, rather than through an issuance of preferred stock.

The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities to, banks, insurance companies and other lenders. If the value of our assets decreases, leveraging would cause net asset value, or NAV, to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. See “Risk Factors — Risks Relating to our Business and Structure — We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying prospectus.

Conflicts of Interest

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. On July 8, 2014, we received an exemptive relief order from the SEC, which permits us to participate in negotiated investments with our affiliates, subject to certain conditions. The exemptive relief order to co-invest with affiliated funds provides stockholders with access to a broader range of investment opportunities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our Investment Adviser and its affiliates, including persons that control, or are under common control with, us or our Investment Adviser, are also considered to be our affiliates under the 1940 Act.

We may invest alongside other clients of our Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law, the terms of our exemptive relief order, SEC staff interpretations and/or exemptive relief provided by the SEC. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Investment Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our Investment Adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of H.I.G. Capital and our Investment Adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by our Investment Adviser and reviewed by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our Investment Adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

The exemptive relief we received permits greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by our Investment Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors. See “Related Party Transactions and Certain Relationships” in the accompanying prospectus. We cannot assure you, however, that we will obtain such approvals or exemptive relief or develop opportunities that comply with such limitations.

In situations where co-investment with other accounts managed by our Investment Adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our Investment Adviser will need to decide which client will proceed with the investment. Our Investment Adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients of our Investment Adviser and its affiliates have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our Investment Adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns” in the accompanying prospectus and “Related Party Transactions and Certain Relationships” in the accompanying prospectus.

Company Information

Our principal executive offices are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, telephone number (305) 381-6999. Our corporate website is located at www.whitehorsefinance.com. Information on our website is not incorporated into or a part of this prospectus supplement.

Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. See “Risk Factors” beginning on page S-16 of this prospectus supplement and on page 13 of the accompanying prospectus, and the other information included in the accompanying prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “WhiteHorse Finance,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in WhiteHorse Finance.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	2.35	%(1)
Offering expenses (as a percentage of offering price)	1.11	%(2)
Dividend reinvestment plan fees	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	3.46%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	3.78	%(4)
Incentive fees payable under Investment Advisory Agreement (20% of Pre-Incentive Fee Net Investment Income and 20% of realized capital gains)	2.49	%(5)
Interest payments on borrowed funds	2.99	%(6)
Other expenses	1.58	%(7)
Total annual expenses	10.84%

(1)	In connection with this offering, Deutsche Bank Securities Inc., the dealer manager for this offering, will receive a fee for its financial advisory, marketing and soliciting services equal to the sum of: (i) 4% of the subscription price per share for each share issued to non-affiliates of H.I.G. Capital pursuant to exercise of the primary subscription and/or the over-subscription privilege and (ii) 1% of the subscription price per share for each share issued to affiliates of H.I.G. Capital pursuant to exercise of the primary subscription and/or the over-subscription privilege. See “The Offering — Distribution Arrangements.”
(2)	Amount reflects estimated offering expenses of approximately $500,000, which assumes that the offer is fully subscribed. This amount includes the fee that we have agreed to pay to the subscription agent, estimated to be $20,000 plus reimbursement for its out-of-pocket expenses related to the offer. See “The Offering — Distribution Arrangements.”
(3)	The expenses of the dividend reinvestment plan, which consist primarily of the expenses of American Stock Transfer & Trust Company, LLC, are included in “other expenses.” See “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	Our base management fee under the Investment Advisory Agreement is based on our gross assets, including assets purchased with borrowed funds and is payable quarterly in arrears. The management fee referenced in the table above is based on actual amounts incurred during the six months ended June 30, 2015. The SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. The estimate of our base management fees assumes net assets of $225.2 million and leverage of $185.5 million, which reflects our net assets and leverage as of June 30, 2015.
(5)	The incentive fee referenced in the table above is based on actual amounts incurred during the six months ended June 30, 2015, annualized for a full year. The incentive fee consists of two components that are independent of each other (except as provided in the Incentive Fee Cap and Deferral Mechanism described below), with the result that one component may be payable even if the other is not.

We have structured the calculation of these incentive fees, which we refer to as the “Income and Capital Gain Incentive Fee Calculations,” to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters, which we refer to in this prospectus as the Incentive Fee Look-back Period, would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Return during the applicable Incentive Fee Look-back

Period. The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period consists of fewer than 12 full fiscal quarters. For example, at the end of our first full fiscal quarter after our initial public offering, the Incentive Fee Look-back Period consisted of one full fiscal quarter and our Cumulative Pre-Incentive Fee Net Return will equal the sum of (a) the Pre-Incentive Fee Net Investment Income during that fiscal quarter and (b) our realized capital gains, realized capital losses, unrealized capital depreciation and unrealized capital appreciation, if any, during such fiscal quarter. Similarly, at the end of our second full fiscal quarter after our initial public offering, the Incentive Fee Look-back Period consisted of two full fiscal quarters and our Cumulative Pre-Incentive Fee Net Return equaled the sum of (a) the Pre-Incentive Fee Net Investment Income during those two fiscal quarters and (b) our cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation, with “cumulative” meaning occurring during the two full fiscal quarters elapsed since January 1, 2013. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to our Investment Adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

We accomplish this limitation by subjecting each incentive fee payable to a cap, which we refer to in this prospectus to as the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to our Investment Adviser by us during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our Investment Adviser in that quarter. We will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid up to three years after their date of deferment subject to applicable limitations included in the Investment Advisory Agreement.

The first component of the incentive fee, which is income-based and payable quarterly in arrears, equals 20% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income” exceeds a 1.75% quarterly (7.00% annualized) hurdle rate (the “Hurdle Rate”), subject to a “catch-up” provision measured at the end of each calendar quarter and the Incentive Fee Cap and Deferral Mechanism described below. The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.75% (7.00% annualized);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our Investment Adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.50%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Investment Adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our Investment Adviser (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. For the avoidance of doubt, no incentive will be paid to the Investment Adviser on amounts accrued and not paid in respect of deferred interest.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our Investment Adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

The second component, which is capital gains-based, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our cumulative aggregate realized capital gains through the end of such year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism described below. The capital-gains component of the incentive fee excludes any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to January 1, 2013. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

As described above, we will not pay any incentive fee at any time when, after such payment, the cumulative incentive fees paid to date would exceed 20% of the Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period.

(6)	Our stockholders bear directly or indirectly the costs of borrowings under the Credit Facility and other debt instruments. The borrowing costs included in the table above are based on our outstanding indebtedness as of June 30, 2015, which consisted of $100.5 million of indebtedness outstanding under the Credit Facility, $30 million of indebtedness outstanding in Senior Notes and $55 million of indebtedness outstanding under the Unsecured Term Loan. At June 30, 2015, the weighted average effective interest rate for total outstanding debt was 3.18%. We expect to continue to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act.
(7)	Includes our overhead expenses, including payments under the Administration Agreement, based on our allocable portion of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement. See “The Adviser and the Administrator — Administration Agreement” in the accompanying prospectus. “Other expenses” are based on actual amounts incurred during the six months ended June 30, 2015, annualized for a full year.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$114	$265	$405	$718

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. If the 5% annual return were derived entirely from capital gains, you would pay expenses on a $1,000 investment of $124, $293, $451 and $801 over periods of one year, three years, five years and ten years, respectively. The example assumes reinvestment of all dividends and other distributions at NAV. Under certain circumstances, reinvestment of dividends and distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below and those set forth in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

The rights are non-transferable, and there is no market for the rights.

Other than in very limited circumstances, you may not sell, give away or otherwise transfer your rights. Because the rights are non-transferable, there is no market or other means for you to directly realize any value associated with the rights. You must exercise the rights and acquire additional shares of our common stock to realize any value.

Your economic and voting interest in us, as well as your proportionate interest in our net asset value, may be diluted as a result of this rights offering.

Stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us, including with respect to voting rights, than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

This offering will also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. In addition, our reported earnings per share will be retroactively adjusted to reflect the dilutive effects of this offering. See “Dilution.”

We may terminate this rights offering at any time prior to delivery of the shares of our common stock offered hereby, and neither we nor the subscription agent will have any obligation to you expect to return your subscription payments, without interest.

We may, in our sole discretion, terminate the rights offering at any time prior to the delivery of the shares of our common stock offered hereby. If the rights offering is terminated, all rights will expire without value and the subscription agent will return as soon as practicable all exercise payments, without interest.

There are material limitations with making preliminary estimates of our financial results for the three months ended September 30, 2015 prior to the completion of our and our auditors’ financial review procedures for such period.

The preliminary financial estimates contained in “Prospectus Supplement Summary — Recent Developments” are not a comprehensive statement of our financial results for the three months ended September 30, 2015, and have not been audited by our independent registered public accounting firm. Our consolidated financial statements for the three months ended September 30, 2015 will not be available until after the date of this prospectus, but will be available to you prior to the expiration date. Our actual financial results for the three months ended September 30, 2015 may differ materially from the preliminary financial estimates we have provided as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months ended September 30, 2015 are finalized. The preliminary financial data included herein have been prepared by, and are the responsibility of, management. Crowe Horwath LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to such preliminary estimates. Accordingly, Crowe Horwath LLP does not express an opinion or any other form of assurance with respect thereto.

Continuation of the current decline in oil and natural gas prices for a prolonged period of time could have a material adverse effect on us.

A prolonged continuation of the current decline in oil and natural gas prices would adversely affect the credit quality and the underlying operating performance of our debt investments in energy-related businesses. A decrease in credit quality and the operating performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our net asset value. Should the current decline in oil and natural gas prices persist, it is likely that our energy-related portfolio companies' abilities to satisfy financial or operating covenants imposed by us or other lenders will be adversely affected, thereby negatively impacting their financial condition and their ability to satisfy their debt service and other obligations to us. Likewise, should the current decline in oil and natural gas prices persist, it is likely that our energy-related portfolio companies' cash flow and profit generating capacities would also be adversely affected.

Due to the nature of our strategy and our valuation method, our portfolio may include investments for which the fair value may differ from the indicative value based on certain bid or ask prices of such investments.

Certain of our investments are not traded in active secondary markets but may have bid and ask prices that are suggestive of fair value. These bid and ask prices may be based on factors and inputs such as prices for similar assets or liabilities, or other inputs that are observable or can be corroborated by observable market data. These bid and ask prices do not necessarily indicate what we believe to be the fair value of our illiquid assets, particularly in volatile trading markets, because of the absence of meaningful trading volumes. While our board of directors considers indicative pricing bids as inputs in determining the fair values of certain of our investments, the board may give more weight to other valuation methodologies. As such, the fair values of investments we determine using a combination of valuation methodologies may be higher than indicative price levels for such assets. See also “Determination of Net Asset Value” in the accompanying prospectus.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;
•	our business prospects and the prospects of our prospective portfolio companies;
•	the impact of investments that we expect to make;
•	the impact of increased competition;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our prospective portfolio companies to achieve their objectives;
•	the relative and absolute performance of our Investment Adviser;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	our ability to make distributions to our stockholders;
•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and
•	the impact of future acquisitions and divestitures.

We use words such as “anticipate,” “believe,” “expect,” “intend” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “believe,” “estimate,” “anticipate,” “predict,” “potential” and similar words to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus supplement may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement, the accompanying prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that net proceeds we will receive from this offering will be approximately $43.4 million assuming all of the rights are exercised at the subscription price of $13.55 and after deducting payments to the dealer manager of the sum of: (i) 4% of the subscription price per share for each share issued to non-affiliates of H.I.G. Capital pursuant to exercise of the primary subscription and/or the over-subscription privilege and (ii) 1% of the subscription price per share for each share issued to affiliates of H.I.G. Capital pursuant to exercise of the primary subscription and/or the over-subscription privilege, and estimated offering expenses of approximately $0.5 million payable by us.

We intend to use the net proceeds from the sale of our securities primarily to make new investments, principally in senior secured loans to performing small-cap companies in accordance with our investment objectives, as well as for general corporate purposes. We expect that our new investments will consist primarily of senior secured debt investments in small-cap companies. We will also pay operating expenses, including management and administrative fees, and may pay other expenses, such as due diligence expenses, relating to potential new investments, from the net proceeds of any offering of our securities. We may also use a portion of the net proceeds from the sale of our securities to repay amounts outstanding under our credit facilities. As of June 30, 2015, we had approximately $185.5 million outstanding under our credit facilities.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth:

•	our actual capitalization as of June 30, 2015; and
•	our pro forma capitalization to give effect to the sale of 3,321,033 shares of our common stock in this offering, assuming all rights are exercised at the subscription price of $13.55 and our receipt of the estimated net proceeds from that sale.

This table should be read in conjunction with the “Use of Proceeds” section of this prospectus supplement and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto in the accompanying prospectus.

	As of June 30, 2015 Actual (unaudited)	Pro Forma (unaudited)
	(dollars in thousands)
Assets:
Investments, at fair value	$387,496	$387,496
Cash and cash equivalents	19,388	62,830
Restricted cash and cash equivalents	7,936	7,936
Other assets	7,471	7,205
Total assets	422,291	465,467
Liabilities:
Debt	185,500	185,500
Other liabilities	11,548	11,548
Total liabilities	197,048	197,048
Net assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 14,982,857 shares issued and outstanding, 18,303,890 shares issued and outstanding, as adjusted, respectively	15	18
Paid-in capital in excess of par	228,731	271,904
Accumulated overdistributed net investment income	(5,336)	(5,336)
Accumulated unrealized appreciation on investments	1,484	1,484
Accumulated realized gains on investments	349	349
Total net assets	225,243	268,419
Net asset value per common share	15.03	14.66

DILUTION

As of June 30, 2015, our net assets were $225.2 million, or approximately $15.03 per share. After giving effect to the sale of 3,321,033 shares of our common stock in this offering, assuming all rights are exercised at the subscription price of $13.55 per share, and our receipt of the estimated net proceeds from that sale, our pro forma net asset value would have been approximately $268.4 million, or approximately $14.66 per share, representing an immediate dilution of approximately $0.10 per share to our existing stockholders.

The following table illustrates the dilutive effects of this offering on a per share basis, assuming all rights are exercised at the subscription price of $13.55 per share:

	As of June 30, 2015
	Actual	As Adjusted
Net asset value per common share	$15.03	$14.66

	Three Months Ended June 30, 2015
	Actual		As Adjusted
Net increase in net assets resulting from net investment income per common share	$0.39	(1)	$0.32	(2)
Net decrease in net assets resulting from operations per common share	$0.38	(1)	$0.31	(2)
Distributions per common share	$0.36		$0.29	(3)

(1)	Basic and diluted, weighted average number of shares outstanding is 14,982,857.
(2)	Assumes that on April 1, 2015, the beginning of the indicated period, (1) all rights were exercised at the subscription price of $13.55 per share and (2) 3,321,033 shares of our common stock were issued upon exercise of such rights.
(3)	Assumes actual cash distributions divided by adjusted shares, including shares issued upon exercise of rights.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on December 5, 2012 and is currently traded on the NASDAQ Global Select Market under the symbol “WHF”. The following table sets forth, for each fiscal quarter since January 1, 2013, the net asset value per share of our common stock, the high and low closing sales price for our common stock, such closing sales price as a premium or discount to our net asset value per share and quarterly distributions per share.

			Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	(Discount) of Low Sales Price to NAV(2)
Period	NAV(1)		High	Low
Fiscal year ending December 31, 2015
Fourth Quarter(3)	$	N/A	$13.55	$12.42	N/A%	N/A%
Third Quarter		N/A	13.56	11.52	N/A	N/A
Second Quarter		15.03	13.53	12.55	(10.0)	(17.8)
First Quarter		15.00	12.90	11.25	(14.0)	(25.0)
Fiscal year ended December 31, 2014
Fourth Quarter		$15.04	$13.66	$11.37	(9.2)%	(24.4)%
Third Quarter		15.16	14.48	13.25	(4.5)	(12.6)
Second Quarter		15.21	14.66	13.11	(3.6)	(13.8)
First Quarter		15.23	15.17	14.02	(0.4)	(7.9)
Fiscal year ended December 31, 2013
Fourth Quarter		$15.16	$15.74	$14.63	3.8%	(3.5)%
Third Quarter		15.09	15.85	14.71	5.0	(2.5)
Second Quarter		15.04	15.99	14.35	6.3	(4.6)
First Quarter		15.18	15.83	14.71	4.3	(3.1)

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset value per share shown is based on outstanding shares at the end of the period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end net asset value.
(3)	Through October 21, 2015.

For all periods presented in the table above, there was no return of capital included in any distribution.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount or premium to net asset value is separate and distinct from the risk that our net asset value will decrease.

The last reported closing price of our common stock on October 21, 2015, was $13.42 per share. As of October 21, 2015 we had 19 stockholders of record.

THE OFFERING

Purpose of the Offer

Our board of directors has determined that it is in the best interest of WhiteHorse Finance, Inc. and its stockholders to raise additional capital for new investments, primarily in senior secured loans to performing small-cap companies, as well as for other general corporate purposes. We believe that making additional investments will enhance the diversification of our portfolio and reduce our risk exposure to any one particular investment. In addition, we believe that we must have sufficient liquidity available to remain a credible source of capital in the market for small-cap investments, and unless we increase our present capital resources, we believe that we will have limited capital available for new investments in 2016. However, we expect to have sufficient financial resources available, including from investment income, to pay our expenses for the foreseeable future. We do not currently intend to use the proceeds from this or any future offerings of securities to maintain our distribution policy by funding future distributions. The current offering gives existing stockholders the right to purchase additional shares at a price that is expected to be below market without incurring any commission or other charges, while providing us access to such additional capital resources. All costs of this rights offering will be borne by our stockholders whether or not they exercise subscription rights. In connection with the approval of this rights offering, our board of directors considered the following factors:

•	the subscription price relative to the market price and to our net asset value per share, including the likelihood that the subscription price will be below our net asset value per share and the resulting effect that the offering may have on our net asset value per share;
•	the increased capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objective;
•	the dilution in ownership and voting power to be experienced by non-exercising stockholders;
•	the dilutive effect the offering will have on the dividends per share we distribute subsequent to completion of the offering;
•	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer manager;
•	the size of the offering in relation to the number of shares outstanding;
•	the fact that the rights will not be listed on the NASDAQ Global Select Market;
•	the market price of our common stock, both before and after the announcement of the rights offering;
•	the general condition of the securities markets; and
•	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to WhiteHorse Advisers.

We cannot provide you any assurance of the amount of dilution, if any, that a stockholder will experience, that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, the management fee we pay to WhiteHorse Advisers is based upon our gross assets, which may include any cash or cash equivalents that we have not yet invested in the securities of portfolio companies, so we expect the management fee payable to WhiteHorse Advisers to increase as a result of the current offering.

In determining that this offer was in our best interest and in the best interests of our stockholders, we have retained Deutsche Bank Securities Inc., the dealer manager for this offering, to provide us with financial advisory, marketing and soliciting services relating to this offer, including advice with respect to the structure, timing and terms of the offer. In this regard, our board of directors considered current secondary market trading conditions, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this offer is not fully subscribed, the experience of the dealer manager in conducting rights offerings, and the inclusion of an over-subscription privilege.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offer, provided that our board of directors must determine that each subsequent rights offering is in the best interest of our stockholders. Any such future rights offering will be made in accordance with the 1940 Act.

Terms of the Offer

We are issuing to record date stockholders non-transferable rights to subscribe for up to approximately 3,321,033 shares. Each record date stockholder is being issued one non-transferable right for each whole share owned on the record date. The rights entitle each holder, or rights holder, to acquire at the subscription price determined by an authorized committee of our board of directors one share for every 4.511505 rights held (1 for 4.511505), which we refer to as the primary subscription right. Rights may be exercised at any time during the subscription period, which commences on October 23, 2015, the record date, and ends at 5:00 p.m., New York City time, on November 20, 2015, unless extended by us, the expiration date.

The rights are non-transferable and are not listed on the NASDAQ Global Select Market or any other exchange. The shares of our common stock issued pursuant to an exercise of rights will be listed on the NASDAQ Global Select Market under the symbol “WHF”. The rights will be evidenced by subscription certificates which will be mailed to stockholders, except as discussed below under “— Foreign Stockholders.”

We will not issue fractional shares upon the exercise of rights; accordingly, rights may be exercised only in multiples of one.

Shares for which there is no subscription during the primary subscription will be offered, by means of the over-subscription privilege, first to record date stockholders who fully exercise the rights issued to them pursuant to this offering (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share) and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See “— Over-Subscription Privilege” below.

For purposes of determining the number of shares a record date stockholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the rights that are issued to Cede or the other depository or nominee on their behalf.

There is no minimum number of rights which must be exercised in order for the offer to close.

Over-Subscription Privilege

Shares not subscribed for by rights holders, which we refer to as remaining shares, will be offered, by means of the over-subscription privilege, to rights holders who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the basic subscription. Rights holders should indicate on the subscription certificate that they submit with respect to the exercise of the rights issued to them how many additional shares they are willing to acquire pursuant to the over-subscription privilege. If there are sufficient remaining shares, all rights holders’ over-subscription requests will be honored in full. If rights holders’ requests for shares pursuant to the over-subscription privilege exceed the remaining shares available, the available remaining shares will be allocated pro-rata among rights holders who over-subscribe based on the number of shares held on the record date. The percentage of remaining shares each over-subscribing stockholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations to assure that the total number of remaining shares available for over-subscriptions is distributed on a pro-rata basis. The formula to be used in allocating the remaining shares is as follows:

Stockholder’s Record Date Position Total Record Date Position of All Over-Subscribers	×	Remaining Shares

However, if this pro-rata allocation results in any holder being allocated a greater number of shares than the holder subscribed for pursuant to the exercise of the over-subscription privilege, then such holder will be allocated only such number of shares pursuant to the over-subscription privilege as such holder subscribed for.

Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s primary subscription was exercised in full. We will not offer or sell in connection with the offer any rights that are not subscribed for pursuant to the primary subscription or the over-subscription privilege.

H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., or the Bayside Funds, have indicated to us that they intend to exercise their privilege to over-subscribe for up to all of the shares of our common stock not subscribed for by other stockholders in this offering. Affiliates of H.I.G. Capital serve as investment adviser to each of the Bayside Funds. Any oversubscription of shares of our common stock by the Bayside Funds in this offering will be effected in accordance with the pro rata allocation of shares applicable to all stockholders in connection with this offering. Accordingly, there can be no assurance that the Bayside Funds will acquire any shares of our common stock through their exercise of oversubscription privileges. As of September 30, 2015, H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. indirectly owned 4,467,855 and 3,640,743 shares of our common stock, respectively. The voting rights associated with all of such securities, as well as any additional securities to be acquired by the Bayside Funds in this offering, are and will be passed through to the respective limited partners in the Bayside Funds. Each of the Bayside Funds disclaims beneficial ownership of such shares of our common stock, except to the extent of their respective pecuniary interests in such shares.

Subscription Price

The subscription price for the shares to be issued pursuant to the offer is $13.55 per share. See “— Payment for Shares” below. We do not have the right to withdraw the rights or cancel this offer after the rights have been distributed.

Expiration of the Offer

The offer will expire on the expiration date. The rights will expire on the expiration date of the rights offering and may not be exercised thereafter.

Our board of directors may determine to extend the subscription period, and thereby postpone the expiration date, to the extent our board of directors determines that doing so is in the best interest of our stockholders. For example, our board of directors may elect to extend the subscription period in the event there is substantial instability or volatility in the trading price of our common stock or the rights on The

NASDAQ Global Select Market at or near the expiration date, or if any event occurs which causes trading to cease or be suspended on The NASDAQ Global Select Market or the financial markets generally. The foregoing are not the only circumstances under which this offer may be extended, and our board of directors is free to extend the subscription period at its discretion, provided it determines that doing so is in the best interests of our stockholders.

Any extension of the offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.

Dilutive Effects

Any stockholder who chooses not to participate in the offering should expect to own a smaller interest in us upon completion of the offering. The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. Further, because the net proceeds per share from the offering may be lower than our then-current net asset value per share, the offering may reduce our net asset value per share. The amount of dilution, if any, that a stockholder may experience could be substantial. See “Dilution.”

Amendments and Waivers; Termination

We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment.

We will decide all questions as to the validity, form and eligibility (including times of receipt, beneficial ownership and compliance with other procedural matters) in our sole discretion, and our determination shall be final and binding. The acceptance of subscription certificates and the subscription price also will be determined by us. Alternative, conditional or contingent subscriptions will not be accepted. We reserve the right to reject any exercise if such exercise is not in accordance with the terms of the offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

We may, in our sole discretion, terminate the rights offering at any time prior to delivery of the rights or the shares of our common stock offered hereby by giving oral or written notice thereof to the subscription agent and making a public announcement thereof. If the offering is terminated, all rights will expire without value, and we will promptly arrange for the refund, without interest, of all funds received from holders of rights. All monies received by the subscription agent in connection with the offering will be held by the subscription agent, on our behalf, in a segregated interest-bearing account at a negotiated rate. All such interest shall be payable to us even if we determine to terminate the offering and return your subscription payment.

Prior to the expiration date, we intend to distribute an additional prospectus supplement related to the offering including our financial condition as of, and results of operations for the quarter ended, September 30, 2015.

Information Agent

D.F. King & Co., Inc. will act as the information agent in connection with the offering. The information agent will receive for its services a fee estimated to be approximately $7,500 plus reimbursement of all out-of-pocket expenses related to the offering. D.F. King & Co., Inc. can be contacted at the below address:

48 Wall Street
New York, New York 10005

Toll-free: (800) 591-8268
Broker-dealers and nominees may call (212) 493-3910

Subscription Agent

American Stock Transfer & Trust Company, LLC will act as the subscription agent in connection with this offer. The subscription agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $20,000, plus reimbursement for all out-of-pocket expenses related to the offer and an execution fee for each exercise.

Completed subscription certificates must be sent together with full payment of the subscription price for all shares subscribed for in the primary subscription and pursuant to the over-subscription privilege to the subscription agent by one of the methods described below. Alternatively, an Eligible Guarantor Institution may send notices of guaranteed delivery by facsimile to (718) 234-5001 which must be received by the subscription agent on or prior to the expiration date. Facsimiles should be confirmed by telephone toll-free at (877) 248-6417 or (718) 921-8317. We will accept only properly completed and duly executed subscription certificates actually received at any of the addresses listed below, on or prior to the expiration date or by the close of business on the third business day after the expiration date of the rights offering following timely receipt of a notice of guaranteed delivery. See “— Payment for Shares” below. In this prospectus supplement, close of business means 5:00 p.m., New York City time, on the relevant date.

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery:	Contact an Eligible Guarantor Institution, which may include a commercial bank or trust company, a member firm of a domestic stock exchange or a savings bank or credit union, to notify us of your intent to exercise the rights.
By Hand or Overnight Courier:	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
By Mail:	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 Brooklyn, New York 10272-2042

Delivery to an address other than the addresses listed above will not constitute valid delivery.

Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates or notices of guaranteed delivery may be directed to the information agent at its telephone number and address listed below:

48 Wall Street
New York, New York 10005
Toll-free: (800) 591-8268
Broker-dealers and nominees may call (212) 493-3910

Stockholders may also contact their broker-dealers or nominees for information with respect to the offer.

Non-Transferability of Rights

The rights are non-transferable and are not listed for trading on the NASDAQ Global Select Market or any other stock exchange. The rights may not be purchased or sold and there is no market for trading the rights. The shares of common stock to be issued pursuant to this offering will be listed for trading on the NASDAQ Global Select Market under the symbol “WHF.”

Methods for Exercising Rights

Rights are evidenced by subscription certificates that, except as described below under “— Foreign Stockholders,” will be mailed to record date stockholders or, if a record date stockholder’s shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for the shares at the subscription price by the expiration date. Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and duly executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the subscription agent on or prior to the expiration date (unless payment is effected by means of a notice of guaranteed delivery as described below under “— Payment for Shares”) at the offices of the subscription agent at the address set forth above. Fractional shares will not be issued upon the exercise of rights.

Exercise of the Over-Subscription Privilege

Record date stockholders who fully exercise all rights issued to them may participate in the over-subscription privilege by indicating on their subscription certificate the number of shares they are willing to acquire. If sufficient remaining shares are available after the primary subscription, all over-subscriptions will be honored in full; otherwise remaining shares will be allocated to record date stockholders, and the number of remaining shares issued to some or all rights holders participating in the over-subscription privilege may be reduced as described under “— Over-Subscription Privilege” above.

Withdrawal of Subscriptions

A rights holder exercising its rights may withdraw its subscription at any time prior to the expiration date. To be effective, any notice of withdrawal must be timely received by the subscription agent at the address listed above under “— Subscription Agent.” Any notice of withdrawal must specify the name of the rights holder withdrawing its subscription, the number of shares being withdrawn (pursuant to the basic subscription and/or the over-subscription privilege), and the total amount paid for the shares being withdrawn. All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by us in our sole discretion. All rights holders that validly withdraw their subscriptions will be entitled to reimbursement of the total amount paid for the withdrawn shares without any interest. Such reimbursement will be mailed by the subscription agent to the rights holder’s address as listed on the cover page of the subscription certificate, or as otherwise indicated therein. A rights holder may re-exercise its rights at any time prior to the expiration date.

Record Date Stockholders Whose Shares Are Held By a Nominee

Record date stockholders whose shares are held by a nominee, such as a bank, broker-dealer or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under “— Payment for Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold shares for the account of others, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under “— Payment for Shares” below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the subscription price will be determined by us, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. We reserve the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of our counsel, be unlawful.

We reserve the right to reject any exercise if such exercise is not in accordance with the terms of this rights offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We reserve the right to waive any deficiency or irregularity with respect to any subscription certificate. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Foreign Stockholders

Subscription certificates will not be mailed to foreign stockholders. Foreign stockholders will receive written notice of this offer. The subscription agent will hold the rights to which those subscription certificates relate for these stockholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by the expiration date, such rights will expire.

Payment for Shares

Participating rights holders may choose between the following methods of payment:

(1)	A participating rights holder may send the subscription certificate together with payment for the shares acquired in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based on the subscription price of $13.55 per share. To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent’s offices set forth above, on or prior to the expiration date.
(2)	A participating rights holder may request a Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act to send a notice of guaranteed delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full subscription price for the shares subscribed for in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and duly executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and full payment for the shares is received by the subscription agent on or prior to close of business on the third business day after the expiration date.

All payments by a participating rights holder must be in U.S. dollars by check or bank draft drawn on a bank or branch located in the United States and payable to American Stock Transfer & Trust, LLC, as subscription agent. A participating rights holder may also wire the transfer of immediately available funds directly to the account maintained by American Stock Transfer & Trust, LLC, as subscription agent, for purposes of accepting subscriptions in this rights offering at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA # 021000021, Account # 530-354616 American Stock Transfer FBO WhiteHorse Finance, Inc., with reference to the rights holder’s name. The subscription agent will deposit all funds received by it prior to the final payment date into a segregated account pending pro-ration and distribution of the shares.

The method of delivery of subscription certificates and payment of the subscription price to us will be at the election and risk of the participating rights holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment on prior to the expiration date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check.

As soon as practicable following the expiration date, the subscription agent will send to each participating rights holder (or, if rights are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a statement or certificate showing the number of shares purchased pursuant to the offering.

Whichever of the two methods described above is used, issuance of the shares purchased is subject to collection of checks and actual payment.  If a participating rights holder who subscribes for shares pursuant to the primary subscription or over-subscription privilege does not make payment of any amounts due by the expiration date, the date guaranteed payments are due under a notice of guaranteed delivery or within ten business days of the confirmation date, as applicable, the subscription agent reserves the right to take any or all of the following actions: (1) reallocate the shares to other participating rights holders in accordance with the over-subscription privilege; (2) apply any payment actually received by it from the participating rights holder toward the purchase of the greatest whole number of shares which could be acquired by such participating rights holder upon exercise of the primary subscription and/or the over-subscription privilege; and/or (3) exercise any and all other rights or remedies to which it may be entitled, including the right to set off against payments actually received by it with respect to such subscribed for shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, whose determinations will be final and binding. We in our sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Notice of Net Asset Value Decline

We will suspend the offer until we amend this prospectus if, subsequent to the effective date of this prospectus, our net asset value declines more than 10% from our net asset value as of that date. Accordingly, the expiration date would be extended and we would notify record date stockholders of the decline and permit participating rights holders to cancel their exercise of rights.

Delivery of Stock Certificates and Book-Entry

Participants in our dividend reinvestment plan will have any shares that they acquire pursuant to the offer credited to their stockholder dividend reinvestment accounts in the plan. Stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to stockholders who hold shares in certificated form, stock certificates for all shares acquired will be mailed after payment for all the shares subscribed for has cleared, which may take up to 15 days from the date of receipt of the payment. With respect to all other stockholders, the ownership of shares purchased will be uncertificated and noted in book-entry form. The number of shares purchased will be shown on such stockholders’ statement of account.

Federal Income Tax Consequences of the Offer

For federal income tax purposes, neither the receipt nor the exercise of the rights by record date stockholders will result in taxable income to such stockholders, and no loss will be realized if the rights expire without exercise.

A record date stockholder’s basis in a right will be zero unless either (1) the fair market value of the right on the date of distribution is 15% or more of the fair market value of the shares with respect to which the right was distributed or (2) the record date stockholder elects, in his or her federal income tax return for the taxable year in which the right is received, to allocate part of the basis of the shares to the right. If either of clauses (1) or (2) is applicable, then if the right is exercised, the record date stockholder will allocate his or her basis in the shares with respect to which the right was distributed between the shares and the right in proportion to the fair market values of each on the date of distribution.

The holding period of a right received by a record date stockholder includes the holding period of the shares with regard to which the right is issued. If the right is exercised, the holding period of the shares acquired begins on the date the right is exercised.

A record date stockholder’s basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of the record date stockholder’s basis in the right, if any, and the subscription price per share. A record date stockholder’s gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share is held for more than one year.

The foregoing is a general summary of the material U.S. federal income tax consequences of the offer under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to record date stockholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. Participating rights holders should consult their tax advisors regarding specific questions as to foreign, federal, state or local taxes.

ERISA Considerations

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, or ERISA, (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to a retirement plan (other than rollover contributions or trustee-to-trustee transfers from other retirement plans) in order to exercise rights would be treated as contributions to the retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of retirement plans qualified under Section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a retirement plan.

Retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an individual retirement account is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor. ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.

Distribution Arrangements

Deutsche Bank Securities Inc., a broker-dealer and member of the Financial Industry Regulatory Authority, will act as dealer manager for this offer. Under the terms and subject to the conditions contained in the dealer management agreement, the dealer manager will provide financial advisory and marketing services in connection with this offer and will solicit the exercise of rights and participation in the over-subscription privilege. This offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to the sum of: (i) 4% of the subscription price per share for each share issued to non-affiliates of H.I.G. Capital pursuant to exercise of the primary subscription and/or the over-subscription privilege and (ii) $1% of the subscription price per share for each share issued to affiliates of H.I.G. Capital pursuant to exercise of the primary subscription and/or the over-subscription privilege. In addition, we have agreed to pay certain fees and expenses of the dealer manager, including legal fees, in connection with the offering, subject to a cap of $200,000.

The dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees up to 1% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through the Depository Trust

Company on the record date. Fees will be paid by us to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the dealer manager.

We have agreed to indemnify the dealer manager for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misfeasance, or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the dealer manager agreement. We have also agreed not to directly or indirectly sell, offer to sell, enter into any agreement to sell, or otherwise dispose of, any of our equity or equity related securities or securities convertible into such securities, other than the rights, the shares and the common stock issued in connection with the reinvestment of dividends or distributions, for a period of 60 days from the date hereof without the prior consent of the dealer manager.

The principal business address of Deutsche Bank Securities Inc. is 60 Wall Street, 41st Floor, New York, New York 10005.

Prior to the expiration of this offer, the dealer manager may independently offer for sale shares of our common stock at prices it sets. Such offers for sale by the dealer manager neither relate to, nor will be made as part of, this rights offering. The dealer manager may realize profits or losses independent of any fees described in this prospectus.

This offering is being conducted in compliance with Rule 5110 of the Conduct Rules of the Financial Industry Regulatory Authority.

Additional Dealer Manager Compensation

The dealer manager and/or its affiliates have from time to time performed and may in the future perform various commercial banking, financial advisory and investment banking services for us and our affiliates for which they have received or will receive customary compensation.

Certain Effects of this Offer

WhiteHorse Advisers will benefit from this offer because a portion of the investment advisory fee we pay to WhiteHorse Advisers is based on our gross assets. See “Management — Investment Advisory Agreement” in the accompanying prospectus. It is not possible to state precisely the amount of additional compensation WhiteHorse Advisers will receive as a result of this offer because it is not known how many shares will be subscribed for and because a substantial portion of the proceeds of the offer are expected to be used to repay outstanding indebtedness. However, assuming (1) all rights are exercised, (2) the average value of our gross assets, excluding proceeds from this offer, remains at approximately $387.5 million, (3) a subscription price of $13.55 per share, and (4) all of the net proceeds from the offer are invested in additional portfolio companies, and after giving effect to dealer manager fees and other expenses related to this offer, WhiteHorse Advisers would receive additional annualized base advisory fees of approximately $0.9 million, and the amount of the administrative fee received by WhiteHorse Administration would not change. Two of our directors who voted to authorize this offer are interested persons of WhiteHorse Advisers. The other three directors who approved this offer are not affiliated with WhiteHorse Advisers.

As a result of the terms of this offer, stockholders who do not fully exercise their rights will own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer, including with respect to voting rights. To the extent that the Bayside Funds exercise their oversubscription privileges and receive an allocation of shares, their respective ownership interests will increase.

In addition, because the subscription price per share will likely be less than the net asset value per share, based on our current market price, the offer will likely result in an immediate dilution of net asset value per share for all of our stockholders. If the subscription price per share is substantially less than the then-current net asset value per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. If the subscription price is less than our then-current net asset value per share, then all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. This offering will also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. See “Dilution.”

SELECTED CONSOLIDATED FINANCIAL DATA

The selected financial and other information below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and the consolidated financial statements and notes thereto. Financial information as of June 30, 2015 and 2014 and for the six months then ended was derived from our unaudited financial statements. Financial information as of December 31, 2014, 2013 and 2012 and for the years then ended was derived from our consolidated financial statements that were audited by Crowe Horwath LLP, an independent registered public accounting firm.

	As of and for the six months ended June 30,		As of and for the years ended December 31,
	2015	2014	2014	2013	2012(1)
	(In thousands, except per share data)
Statement of Operations Data:
Total investment income	$23,433	$17,268	$37,546	$37,617	$44,793
Base management fees, net of fees waived	4,252	3,121	7,110	4,811	306
Performance-based incentive fees	2,805	1,132	3,387	4,800	—
All other expenses	5,156	5,032	10,048	8,696	2,286
Net investment income	11,220	7,983	17,001	19,310	42,201
Net realized losses on investments	(379)	—	(64)	—	(2,754)
Net change in unrealized (depreciation) appreciation on investments	(318)	3,404	2,607	(280)	111
Net increase in net assets resulting from operations	10,523	11,387	19,544	19,030	39,558
Per share data:
Net asset value	15.03	15.21	15.04	15.16	15.30
Net investment income	0.75	0.53	1.13	1.29	N/A	(2)
Net realized losses on investments	(0.03)	—	—	—	N/A	(2)
Net change in unrealized (depreciation) appreciation on investments	(0.02)	0.23	0.17	(0.02)	N/A	(2)
Net increase in net assets resulting from operations	0.70	0.76	1.30	1.27	N/A	(2)
Per share distributions declared	0.71	0.71	1.42	1.42	0.108
Dollar amount of distributions declared	10,638	10,638	21,276	21,257	1,616
Balance Sheet data at period end:
Investments, at fair value	$387,496		$403,500	$272,439	$180,488
Cash and cash equivalents	19,388		11,647	92,905	156,123
Restricted cash and cash equivalents	7,936		4,495	3,078	31,646
Other assets	7,471		7,200	5,731	5,025
Total assets	422,291		426,842	374,153	373,282
Total liabilities	197,048		201,484	147,151	144,233
Total net assets	225,243		225,358	227,002	229,049
Other data:
Weighted average effective yield on income producing investments(3)	11.7%	11.1%	11.3%	11.8%	15.9%
Number of portfolio investments at period end	32	30	37	21	8

(1)	Includes the financial information of WhiteHorse Finance, LLC for the period prior to the BDC Conversion.

(2)	Prior to December 4, 2012, we did not have common stock outstanding, and, therefore, per share information for the period presented is not meaningful.
(3)	Weighted average effective yield on income producing investments is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) on accruing loans by (b) the weighted average cost of income producing investments.

The following table sets forth, for the periods indicated, certain consolidated quarterly financial information. This information is derived from the Company’s unaudited financial statements which include, in the opinion of management, all normal recurring adjustments which management considers necessary for a fair presentation of the results for such periods. The results for any quarter are not necessarily indicative of results for future periods.

	2015
	Q2	Q1
Total investment income	$12,162	$11,271
Net investment income	5,886	5,334
Net realized and unrealized losses on investments	(136)	(561)
Net increase in net assets resulting from operations	5,750	4,773
Earnings per share	0.38	0.32
Net asset value per share	15.03	15.00

	2014
	Q4	Q3	Q2	Q1
Total investment income	$11,013	$9,265	$9,018	$8,250
Net investment income	4,976	4,043	3,992	3,990
Net realized and unrealized (losses) gains on investments	(1,380)	519	1,024	2,380
Net increase in net assets resulting from operations	3,594	4,563	5,017	6,370
Earnings per share	0.24	0.31	0.34	0.43
Net asset value per share	$15.04	$15.16	$15.21	$15.23

	2013
	Q4	Q3	Q2	Q1
Total investment income	$8,615	$11,122	$9,498	$8,382
Net investment income	4,169	6,282	4,850	4,009
Net realized and unrealized gains (losses) on investments	2,166	(262)	(1,683)	(501)
Net increase in net assets resulting from operations	6,335	6,020	3,167	3,508
Earnings per share	0.42	0.40	0.21	0.23
Net asset value per share	$15.16	$15.09	$15.04	$15.18

	2012
	Q4	Q3	Q2	Q1
Total investment income	$15,932	$10,212	$9,500	$9,149
Net investment income	13,727	10,147	9,356	8,971
Net realized and unrealized (losses) gains on investments	(5,753)	1,019	1,891	200
Net increase in net assets resulting from operations	7,975	11,166	11,246	9,171
Earnings per share	0.14	N/A	N/A	N/A
Net asset value per share	$15.30	N/A	N/A	N/A

Prior to December 4, 2012, the Company did not have common shares outstanding and therefore per share data for the periods that include financial results prior to December 4, 2012 are not provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus supplement will be passed upon for WhiteHorse Finance by Dechert LLP, Washington, D.C. Dechert LLP also represents WhiteHorse Advisers. Dechert LLP has from time to time represented WhiteHorse Advisers and the dealer manager on unrelated matters. Certain legal matters in connection with the securities offered hereby will be passed upon for the dealer manager by Sidley Austin LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath LLP, an independent registered public accounting firm, has audited our consolidated financial statements as of December 31, 2014 and 2013, and for the three years in the period ended December 31, 2014, as set forth in its report elsewhere in the accompanying prospectus. We have included our consolidated financial statements in reliance on Crowe Horwath LLP’s report, given on their authority as experts in accounting and auditing. Crowe Horwath LLP is located at 488 Madison Avenue, Floor 3, New York, New York 10022.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the rights offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the rights being offered by this prospectus supplement and the accompanying prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.whitehorsefinance.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement, and you should not consider information on our website to be part of this prospectus supplement. You may also obtain such information by contacting us, in writing at: 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by telephone at (305) 381-6999. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

$500,000,000

WHITEHORSE FINANCE, INC.

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. H.I.G. WhiteHorse Advisers, LLC serves as our investment adviser. H.I.G. WhiteHorse Administration, LLC serves as our administrator. These entities are affiliates of H.I.G. Capital, L.L.C., an alternative asset manager founded in 1993 and focused on the small-capitalization, or small-cap, market. H.I.G. Capital, L.L.C. had approximately $15 billion of capital under management as of June 30, 2015 (based on the regulatory assets under management as reported on Form ADV).

Our investment objective is to generate risk-adjusted returns primarily by originating secured loans to small-cap companies across a broad range of industries, providing our stockholders with current income and capital appreciation. We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “Risk Factors” for more information. A majority of our stockholders approved us to issue and sell our common stock at a price below then-current net asset value for a 12-month period ending on August 2, 2016.

In addition, this prospectus relates to 7,858,914 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.” Sales of our common stock by the selling stockholders, which may occur at prices below the net asset value per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital. Each offering by the selling stockholders of their shares of our common stock through agents, underwriters or dealers will be accompanied by a prospectus supplement that will identify the selling stockholder that is participating in such offering. We will not receive any proceeds from the sale of shares of our common stock by the selling stockholders.

We are an “emerging growth company” within the meaning of the recently enacted Jumpstart Our Business Startups Act.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “WHF”. The last reported closing price for our common stock on August 19, 2015 was $12.78 per share. Based on this last reported sales price of our common stock, the aggregate market value of the shares of our common stock held by the selling stockholders identified under “Selling Stockholders” is approximately $100.4 million. The net asset value of our common stock on June 30, 2015 (the last date prior to the date of this prospectus on which we determined net asset value) was $15.03 per share.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at http://www.whitehorsefinance.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available on or through our website. You may also obtain such information, free of charge, and make shareholder inquiries by contacting us at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by calling us collect at (305) 381-6999. The SEC also maintains a website at http://www.sec.gov that contains such information.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 13 of this prospectus.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

You should rely only on the information contained in this prospectus. We have not, and the selling stockholders have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the selling stockholders identified under “Selling Stockholders” are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

The date of this prospectus is August 25, 2015.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. In addition, this prospectus relates to 7,858,914 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.” This prospectus provides you with a general description of the securities that we and the selling stockholders may offer. Each time we or the selling stockholders use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision. Any exhibits will nonetheless be summarized in the prospectus or applicable prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “WhiteHorse Finance” refer (unless the context otherwise requires) to WhiteHorse Finance, Inc., a Delaware corporation, and its consolidated subsidiaries, WhiteHorse Warehouse (as defined below) and Bayside Financing S.A.R.L.;
•	“H.I.G. Capital” refers (unless the context otherwise requires), collectively, to H.I.G. Capital, L.L.C., a Delaware limited liability company, and its affiliates. H.I.G. Capital employs all of WhiteHorse Finance’s investment professionals, as well as those of WhiteHorse Advisers (as defined below), WhiteHorse Administration (as defined below) and their respective affiliates;
•	“WhiteHorse Warehouse” refers to WhiteHorse Finance Warehouse, LLC, a special purpose Delaware limited liability company and a wholly owned subsidiary of WhiteHorse Finance;
•	“WhiteHorse Advisers” and the “Investment Adviser” refer to H.I.G. WhiteHorse Advisers, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital;
•	“WhiteHorse Administration” and the “Administrator” refer to H.I.G. WhiteHorse Administration, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital;
•	“Unsecured Term Loan” refers to the $90 million unsecured term loan, as amended, between us, H.I.G. Bayside Loan Opportunity Fund II, L.P., as guarantor, and Citibank, N.A., as sole lead arranger;
•	“Senior Notes” refer to the $30 million senior notes issued on July 23, 2013; and
•	“Credit Facility” refers to the $150 million secured revolving credit facility, as amended, between WhiteHorse Warehouse, as borrower, and the Lender (as defined below), for which Natixis, New York Branch, provides liquidity support, and for which the “Lender” refers, collectively, to the asset-backed commercial paper conduit, together with any additional lenders that may join the Credit Facility in the future.

On December 3, 2012, we converted from a Delaware limited liability company into a Delaware corporation. In this conversion, WhiteHorse Finance, Inc. succeeded to the business of WhiteHorse Finance, LLC, and the members of WhiteHorse Finance, LLC became stockholders of WhiteHorse Finance, Inc. In this prospectus, we refer to those transactions as the “BDC Conversion” and, where applicable, “shares” refer to our units prior to the BDC Conversion and to shares of common stock in our corporation afterward.

WhiteHorse Finance

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes, we elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, and intend to qualify annually for such treatment.

We are a direct lender targeting debt investments in privately held, small-cap companies located in the United States. We define the small-cap market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on the London Interbank Offered Rate, or LIBOR, and have a term of three to six years. While we focus principally on originating senior secured loans to small-cap companies, we may also make opportunistic investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

As of June 30, 2015, our investment portfolio consisted primarily of senior secured loans across 32 positions in 26 companies, with an aggregate fair value of $387.5 million. As of December 31, 2014, our investment portfolio consisted primarily of senior secured loans across 37 positions in 31 companies with an aggregate fair value of $403.5 million. As of December 31, 2013, our investment portfolio consisted of senior secured loans across 21 positions in 19 companies with an aggregate fair value of $272.4 million.

Our Investment Adviser

Our investment activities are managed by our investment adviser, WhiteHorse Advisers. WhiteHorse Advisers is an affiliate of H.I.G. Capital and is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments in portfolio companies on an ongoing basis. WhiteHorse Advisers has also agreed to provide us with access to personnel and its investment committee, or the investment committee. WhiteHorse Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. See “The Adviser and the Administrator —  Investment Advisory Agreement — Management Fee” for a discussion of the fees that are payable by us to our Investment Adviser.

WhiteHorse Advisers entered into a staffing agreement, or the Staffing Agreement, with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to WhiteHorse Advisers and to provide access to its senior investment personnel to enable WhiteHorse Advisers to perform all of the Investment Adviser’s obligations under the Investment Advisory Agreement. See “Related Party Transactions and Certain Relationships — Staffing Agreement” for a discussion of the Staffing Agreement. We believe that the Staffing Agreement provides our Investment Adviser with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by H.I.G. Capital in the ordinary course of business and commits certain members of H.I.G. Capital’s investment committee to serve as members of WhiteHorse Advisers’ investment committee. In addition, under the Staffing Agreement, H.I.G. Capital is obligated to allocate investment opportunities among its managed affiliates fairly and equitably over time in accordance with its allocation policy. The Staffing Agreement provides WhiteHorse Advisers with the deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of H.I.G. Capital’s senior investment professionals.

An affiliate of our investment adviser, WhiteHorse Administration, under an administrative agreement, or the Administration Agreement, provides the administrative services necessary for us to operate. See “The Adviser and the Administrator — Administration Agreement” for a discussion of the fees and expenses for which we are required to reimburse WhiteHorse Administration.

H.I.G. Capital

H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. H.I.G. Capital was founded in 1993 and, for more than 20 years, has grown by continually enhancing its strategic investment capabilities into additional asset classes within the small-cap market. As of June 30, 2015, H.I.G. Capital managed approximately $15 billion of capital (based on the regulatory assets under management, or AUM, as reported on Form ADV) through a number of buyout, credit-oriented and growth capital funds, each of which is focused on the small-cap market. As of such date, H.I.G. Capital operated through domestic offices in Atlanta, Boston, Chicago, Dallas, Miami, New York and San Francisco and international offices in Hamburg, London, Madrid, Milan, Paris and Rio de Janeiro and had a team of approximately 280 investment professionals. H.I.G. Capital’s investment professionals share a common investment philosophy built around a highly analytical, private equity-like framework of rigorous business assessment, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions. H.I.G. Capital has built an extensive and proprietary network of informal and unconventional deal sources in the small-cap business community consisting of accountants, attorneys, and other advisors who have access to small-cap companies. We believe that H.I.G. Capital, as an experienced small-cap investor, has a demonstrated ability to identify, source, analyze, invest and monitor investments in the small-cap market. H.I.G. Capital is headquartered in Miami, Florida.

Market Opportunity

We pursue an investment strategy focused on originating senior secured loans to small-cap companies, including first lien and second lien facilities. We may also make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and receive warrants to purchase common stock in connection with our debt investments. We believe that market inefficiencies and an imbalance between the supply of, and demand for, capital in the small-cap credit market creates an attractive investment opportunity through the origination of primary loans for the following reasons:

Specialized Lending Requirements.  In our experience, lending to small-cap companies requires more rigorous due diligence and underwriting processes than lending to larger companies. Small-cap companies typically have fewer management resources to dedicate to the borrowing process, and often receive no assistance from financial advisors in this regard. Because of these and other specialized lending requirements, only a limited segment of the lending community has historically served small-cap borrowers.

Reduced Lending by Commercial Banks.  Recent regulatory changes and continued ownership of legacy assets have significantly curtailed banks’ lending capacities. In response, we believe that many commercial banks have deemphasized their service and product offerings to small-cap companies in favor of lending to larger customers. We believe that the relative decline in competition from commercial banks drives a higher volume of deal flow to us.

Reduced Credit Supply from Non-Bank Lenders.  We believe lending to small-cap companies by hedge funds and other non-bank lenders is constrained, as many such lenders have gone out of business, exited this market or are winding down. Along with reduced lending by commercial banks, we believe that reduced credit supply from non-bank lenders provides a promising environment for originating loans to small-cap companies.

Significant Demand for Credit.  We believe that demand for debt financing from small-cap companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by small-cap companies and the reduced supply of credit described above should increase lending opportunities for us.

Inefficient Market.  We believe there are a number of inefficiencies in the small-cap credit market that will allow us to achieve superior risk-adjusted returns relative to other types of loans. Unlike larger companies, small-cap borrowers may not have a financial advisor and, as a result, may not receive as many financing offers, leading to more favorable financing terms for us, and may be less sophisticated in negotiating the terms of their financing. Moreover, the simpler capital structures frequently found in small-cap companies often enhance protections and reduce or eliminate intercreditor issues. In addition, small-cap lenders face less competition than lenders to larger companies. As a result, small-cap lenders frequently have greater flexibility in structuring favorable transactions.

We believe these factors, taken together, should increase lending opportunities for us.

Competitive Strengths

Leading Small-Cap Market Position.  H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. With more than 20 years of investment experience focused primarily on small-cap companies, H.I.G. Capital believes it has a specialized knowledge of the small-cap marketplace and expertise in evaluating the issues and opportunities facing small-cap companies throughout economic cycles. We believe that the quality of these resources provides a significant advantage and contributes to the strength of our business.

Large and Experienced Management Team with Substantial Resources.  Our Investment Adviser has access through the Staffing Agreement to the resources and expertise of H.I.G. Capital’s more than 470 employees in thirteen offices across the United States, Europe and South America as of June 30, 2015. As of such date, H.I.G. Capital had approximately 280 experienced investment professionals, including approximately 90 professionals dedicated to debt investing. We believe that the quality of these resources provides a significant advantage and will contribute to the strength of our business.

Extensive Deal Sourcing Infrastructure.  Given the inefficiencies of the small-cap market, finding smaller companies that represent attractive debt investment opportunities requires a different sourcing network than that for larger companies. For more than 20 years, H.I.G. Capital has built an extensive and proprietary network of deal sources in the small-cap market consisting of accountants, attorneys and other advisors who have access to these companies. Each of H.I.G. Capital’s approximately 280 investment professionals is involved in deal sourcing, and our in-house business development group of 30 dedicated deal sourcing professionals further enhances our sourcing network. We believe H.I.G. Capital’s extensive deal sourcing infrastructure provides us with access to investment opportunities that may not be available to many of our competitors.

Deep Credit Expertise.  As of June 30, 2015, H.I.G. Capital’s credit platform managed approximately $8 billion of capital across multiple investment funds supported by approximately 90 dedicated credit investment professionals. These investment professionals bring a depth of experience across a broad range of transaction types, including primary loan originations and distressed debt investments, and focus on capital preservation by extending loans to portfolio companies with assets that it believes will retain sufficient value to repay us even in depressed markets or under liquidation scenarios. We believe this experience and expertise in credit documentation, loan structuring and restructuring negotiations helps to protect our investments and maximize our recovery value to the extent a portfolio company does not perform as expected.

Disciplined Investment and Underwriting Process.  Through its more than 20 years of investment experience, H.I.G. Capital has developed a disciplined investment process entailing intensive “bottom-up” fundamental analysis in order to generate attractive risk-adjusted returns while preserving downside protection. Our Investment Adviser utilizes the established investment processes developed by H.I.G. Capital to analyze investment opportunities, including structuring loans with appropriate covenants and pricing loans based on its knowledge of the small-cap market and on its rigorous underwriting standards. Each investment is reviewed by the investment committee, which is comprised of senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of June 30, 2015.

Investment Strategy

Our investment strategy is to generate current income and capital appreciation primarily by originating secured loans. We seek to create a broad portfolio consisting of investments generally in the range of $10 million to $50 million primarily in debt securities and loans of U.S. based small-cap companies. We primarily target borrowers in the United States with enterprise values of $50 million to $350 million across a broad range of industries. The proceeds of our loans are used for a variety of purposes, including refinancings of existing debt, acquisition financing, or working capital to support growth or realignment.

While we focus principally on originating senior secured loans to small-cap companies that we believe have attractive risk adjusted returns, including first lien and second lien facilities, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We may also invest in assets consistent with our investment strategy indirectly through the acquisitions of interests in other investment companies. We generate current income through the receipt of interest payments, origination and other fees, and dividends. Our typical loans carry a floating interest rate based on LIBOR plus a spread, have a term of three to six years, are secured by all tangible and intangible assets of the borrower and include covenants, monitoring and information rights in favor of the lender.

Target businesses will typically exhibit some or all of the following characteristics:

•	enterprise value of between $50 million and $350 million;
•	organized in the United States;

•	experienced management team;
•	stable and predictable free cash flows;
•	discernible downside protection through recurring revenue or strong tangible asset coverage;
•	products and services with distinctive competitive advantages or other barriers to entry;
•	low technology and market risk; and
•	strong customer relationships.

We expect that, from time to time, our investments may include certain non-qualifying assets, including assets of non-U.S. companies, certain publicly traded companies and, to a lesser extent and subject to certain limits under the 1940 Act, registered or unregistered investment companies, to the extent permissible under the 1940 Act. See “Risk Factors — Risks Relating to our Business and Structure — The lack of experience of our Investment Adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.” and “Regulation — Qualifying Assets.”

Organizational Structure

The following shows an organizational chart reflecting our relationship with our Investment Adviser and Administrator and our direct and indirect ownership interests in certain of our subsidiaries as of the date of this prospectus:

Operating and Regulatory Structure

Our investment activities are managed by WhiteHorse Advisers and supervised by our board of directors, a majority of whom are independent of H.I.G. Capital, WhiteHorse Advisers and their respective affiliates.

We elected to be treated as a business development company under the 1940 Act and as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

As a business development company, we are required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle formed in the future and managed by our Investment Adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. If our Investment Adviser undertakes to manage a new fund in the future, we will not invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations, our allocation procedures and/or exemptive relief issued by the SEC. See “Regulation.”

Also, as a business development company, we are generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (1) private U.S. operating companies, (2) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.”

Use of Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As of June 30, 2015, we had $100.5 million of debt outstanding under the Credit Facility, $30 million of debt outstanding under the Senior Notes and $55 million of debt outstanding under the Unsecured Term Loan. In addition to the Credit Facility, the Senior Notes and the Unsecured Term Loan described above, we expect to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act. We consolidate our financial results with those of WhiteHorse Warehouse for financial reporting purposes.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay debt when it is disadvantageous to do so. We measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. We expect to continue to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act. We expect that we would incur such leverage through either a traditional credit facility or a securitization vehicle, rather than through an issuance of preferred stock.

The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities, to banks, insurance companies and other lenders. If the value of our assets decreases, leveraging would cause net asset value, or NAV, to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. See “Risk Factors — Risks Relating to our Business and Structure — We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Conflicts of Interest

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. On July 8, 2014, we received an exemptive relief order from the SEC, which permits us to participate in negotiated investments with our affiliates, subject to certain conditions. The exemptive relief order to co-invest with affiliated funds provides stockholders with access to a broader range of investment opportunities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our Investment Adviser and its affiliates, including persons that control, or are under common control with, us or our Investment Adviser, are also considered to be our affiliates under the 1940 Act.

We may invest alongside other clients of our Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law, the terms of our exemptive relief order, SEC staff interpretations and/or exemptive relief issued provided by the SEC. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Investment Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our Investment Adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of H.I.G. Capital and our Investment Adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by our Investment Adviser and reviewed by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our Investment Adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

The exemptive relief we received permits greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by our Investment Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors. See “Related Party Transactions and Certain Relationships.” We cannot assure you, however, that we will obtain such approvals or exemptive relief or develop opportunities that comply with such limitations.

In situations where co-investment with other accounts managed by our Investment Adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our Investment Adviser will need to decide which client will proceed with the investment. Our Investment Adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients of our Investment Adviser and its affiliates have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our Investment Adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns” and “Related Party Transactions and Certain Relationships.”

Company Information

Our principal executive offices are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, telephone number (305) 381-6999. Our corporate website is located at www.whitehorsefinance.com. Information on our website is not incorporated into or a part of this prospectus.

Summary Risk Factors

Investing in our Company involves a high degree of risk and you could lose all or part of your investment. Certain of these risks are referenced below.

•	We have a limited operating history as a business development company.
•	The lack of experience of our Investment Adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.
•	Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.
•	We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	We are subject to risks associated with the use of leverage.
•	There are significant potential conflicts of interest that could affect our investment returns.
•	Due to the incentive fee cap and deferral mechanism, we may pay incentive fees in a fiscal quarter subsequent to the quarter in which the income giving rise to such incentive fees was recognized.
•	We are subject to risks associated with small-cap companies.
•	We may expose ourselves to risks if we engage in hedging transactions.
•	Investing in our common stock may involve an above average degree of risk.

See “Risk Factors” beginning on page 13 for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “WhiteHorse Finance,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in WhiteHorse Finance.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	3.35	%(4)
Incentive fees payable under Investment Advisory Agreement (20% of Pre-Incentive Fee Net Investment Income and 20% of realized capital gains)	1.50	%(5)
Interest payments on borrowed funds	2.58	%(6)
Other expenses	1.58	%(7)
Total annual expenses	9.01%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement, including each underwritten offering by any of the selling stockholders identified under “Selling Stockholders,” will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan, which consist primarily of the expenses of American Stock Transfer & Trust Company, LLC, are included in “other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee under the Investment Advisory Agreement is based on our gross assets, including assets purchased with borrowed funds and is payable quarterly in arrears. The management fee referenced in the table above is based on actual amounts incurred during the year ended December 31, 2014, before taking into account the impact of any base management fee waivers, which would reduce annual expenses payable to our Investment Adviser. The SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. The estimate of our base management fees assumes net assets of $225.4 million and leverage of $190.5 million, which reflects our net assets and leverage as of December 31, 2014.
(5)	The incentive fee referenced in the table above is based on actual amounts incurred during the year ended December 31, 2014. The incentive fee consists of two components that are independent of each other (except as provided in the Incentive Fee Cap and Deferral Mechanism described below), with the result that one component may be payable even if the other is not.

We have structured the calculation of these incentive fees, which we refer to as the “Income and Capital Gain Incentive Fee Calculations,” to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters, which we refer to in this prospectus as the Incentive Fee Look-back Period, would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Return during the applicable Incentive Fee Look-back Period. The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters. For example, at the end of our first full fiscal quarter after our initial public offering, the Incentive Fee Look-back Period consisted of one full fiscal quarter and our Cumulative Pre-Incentive Fee Net Return will equal the sum of (a) the Pre-Incentive Fee Net Investment Income during that fiscal quarter and (b) our realized capital gains, realized capital losses, unrealized capital depreciation and unrealized capital appreciation, if any, during such fiscal quarter. Similarly, at the end of our second full fiscal quarter after our initial public offering, the Incentive Fee Look-back Period consisted of two full fiscal quarters and our Cumulative Pre-Incentive Fee Net Return equaled the sum of (a) the Pre-Incentive Fee Net Investment Income during those two fiscal quarters and (b) our cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation, with “cumulative” meaning occurring during the two full fiscal quarters elapsed since January 1, 2013. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to our Investment Adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

We accomplish this limitation by subjecting each incentive fee payable to a cap, which we refer to in this prospectus to as the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to our Investment Adviser by us during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our Investment Adviser in that quarter. We will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid up to three years after their date of deferment subject to applicable limitations included in the Investment Advisory Agreement.

The first component of the incentive fee, which is income-based and payable quarterly in arrears, equals 20% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income” exceeds a 1.75% quarterly (7.00% annualized) hurdle rate (the “Hurdle Rate”), subject to a “catch-up” provision measured at the end of each calendar quarter and the Incentive Fee Cap and Deferral Mechanism described below. The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.75% (7.00% annualized);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our Investment Adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.50%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Investment Adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our Investment Adviser (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. For the avoidance of doubt, no incentive will be paid to the Investment Adviser on amounts accrued and not paid in respect of deferred interest.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our Investment Adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

The second component, which is capital gains-based, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our cumulative aggregate realized capital gains through the end of such year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism described below. The capital-gains component of the incentive fee excludes any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to January 1, 2013. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

As described above, we will not pay any incentive fee at any time when, after such payment, the cumulative incentive fees paid to date would exceed 20% of the Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period.

(6)	Our stockholders bear directly or indirectly the costs of borrowings under the Credit Facility and other debt instruments. The borrowing costs included in the table above are based on our outstanding indebtedness as of December 31, 2014, which consisted of $105.5 million of indebtedness outstanding under the Credit Facility, $30 million of indebtedness outstanding in Senior Notes and $55 million of indebtedness outstanding under the Unsecured Term Loan. At December 31, 2014, the weighted average effective interest rate for total outstanding debt was 3.61%. We expect to continue to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act.
(7)	Includes our overhead expenses, including payments under the Administration Agreement, based on our allocable portion of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement. See “The Adviser and the Administrator — Administration Agreement.” “Other expenses” are based on actual amounts incurred during the six months ended June 30, 2015.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$74	$217	$353	$664

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. If the 5% annual return were derived entirely from capital gains, you would pay expenses on a $1,000 investment of $84, $246, $400 and $753 over periods of one year, three years, five years and ten years, respectively. The example assumes reinvestment of all dividends and other distributions at net asset value. Under certain circumstances, reinvestment of dividends and distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Relating to Economic Conditions

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union, or EU, countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United States financial markets. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Risks Relating to Our Business and Structure

We have a limited operating history as a business development company.

Prior to December 2012, we did not operate as a business development company or as a RIC. As a result, we are subject to business risks and uncertainties, including the risk that we will not maintain our status as a business development company or achieve our investment objective and that the value of your investment could decline substantially.

The lack of experience of our Investment Adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objective.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by H.I.G. Capital and its affiliates. Business development companies are required, for example, to invest at least 70% of their total assets in qualifying assets, including U.S. private or thinly-traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Neither we nor our Investment Adviser has long-term experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. As a result, we cannot assure you that our Investment Adviser will be able to operate our business under these constraints. Any failure to do so could subject us to enforcement action by the SEC, cause us to fail to satisfy the requirements associated with RIC status, cause us to fail the 70% test described above or otherwise have a material adverse effect on our business, financial condition or results of operations.

We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to business development companies and possibly lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to dispose of such investments on favorable terms, or at all. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss or otherwise for less than we could have received if we were able to sell them at a later time.

We depend upon key personnel of H.I.G. Capital and its affiliates.

We are an externally managed business development company, and therefore we do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of our Investment Adviser to achieve our investment objective. We expect that our Investment Adviser will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement.

Our Investment Adviser is an affiliate of H.I.G. Capital and depends upon access to the investment professionals and other resources of H.I.G. Capital and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. WhiteHorse Advisers also depends upon H.I.G. Capital to obtain access to deal flow generated by the professionals of H.I.G. Capital. Under the Staffing Agreement, an affiliate of H.I.G. Capital has agreed to provide our Investment Adviser with the resources necessary to fulfill these obligations. The Staffing Agreement provides that the affiliate will make available to WhiteHorse Advisers experienced investment professionals and access to the senior investment personnel of H.I.G. Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to the Staffing Agreement and cannot assure you that the affiliate will fulfill its obligations under the agreement. If the affiliate fails to perform, we cannot assure you that WhiteHorse Advisers will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of H.I.G. Capital and its affiliates or their market knowledge and deal flow.

We depend upon the senior professionals of H.I.G. Capital to maintain relationships with potential sources of lending opportunities, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. We cannot assure you that these individuals will continue to indirectly provide investment advice to us. If these individuals, including the members of our investment committee, do not maintain their existing relationships with H.I.G. Capital, maintain existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of H.I.G. Capital have relationships are not obligated to provide us with investment opportunities. Therefore, we cannot assure you that such relationships will generate investment opportunities for us.

Our business model depends to a significant extent upon H.I.G. Capital’s proprietary deal-flow network of informal and unconventional potential deal sources in the small-cap business community. Any inability of H.I.G. Capital to maintain or develop this network, or the failure of this network to generate investment opportunities, could adversely affect our business.

We depend upon H.I.G. Capital to maintain its extensive, proprietary small-cap deal sourcing network, and we expect to rely to a significant extent upon this network to provide us with investment opportunities. This network of informal and unconventional deal sources in the small-cap business community includes accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. If H.I.G. Capital fails to maintain such sourcing network, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom H.I.G. Capital has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

If our Investment Adviser is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our ability to manage our business and to grow our business. This depends, in turn, on our Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. This, in turn, depends on the ability of H.I.G. Capital’s investment professionals to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objective on a cost-effective basis will depend upon our Investment Adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. Our Investment Adviser has substantial responsibilities under the Investment Advisory Agreement. The personnel of H.I.G. Capital who are made available to our Investment Adviser under the Staffing Agreement are engaged in other business activities and may be called upon to provide managerial assistance to our portfolio companies, either of which could distract them, divert their time and attention or otherwise cause them not to dedicate a significant portion of their time to our businesses which could slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We may not replicate the historical results achieved by other entities managed or sponsored by members of our investment committee or by H.I.G. Capital or its affiliates.

Our primary focus in making investments generally differs from that of many of the investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by H.I.G. Capital or its affiliates. In addition, investors in our common stock do not acquire an interest in any such investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by H.I.G. Capital or its affiliates. We cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.

A number of entities continue to compete with us to make investments in small-cap companies. We compete with public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, specialty finance companies, hedge funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, as competition for investment opportunities has increased, alternative investment vehicles, such as hedge funds and collateralized loan obligations, have invested in small-cap companies. As a result of these new entrants, competition for investment opportunities in small-cap companies could intensify. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that are consistent with our investment objective.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We do not intend to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may reduce our net investment income and increase our risk of credit loss.

We have elected to be treated as a RIC and intend to qualify annually for such treatment. If we are unable to qualify as a RIC, we will be subject to corporate-level income tax.

We have elected to be treated as a RIC under the Code and intend to qualify annually for such treatment. To qualify as a RIC under the Code and obtain RIC tax benefits, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short term capital gains in excess of realized net short term capital losses, if any, to our stockholders on an annual basis. To the extent we use preferred stock or debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under preferred stock or loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax benefits. If we fail to make sufficient distributions, as a result of contractual restrictions in the Credit Facility, Unsecured Term Loan or otherwise, we may fail to qualify for such benefits and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in the debt of relatively illiquid small-cap private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify for RIC tax benefits for any reason and remain or become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Our returns will be reduced by any U.S. corporate income tax that our subsidiaries pay.

We may be required to recognize certain income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees. In addition, we may invest in partnerships, including qualified publicly traded partnerships and limited liability companies treated as partnerships for tax purposes, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Non-U.S. stockholders may be adversely affected by a scheduled change in U.S. federal income tax law.

Under a provision applicable for taxable years of RICs beginning before January 1, 2015, properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of “qualified net interest income” (generally, U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with “qualified short-term capital gains” (generally, the excess of net short-term capital gain over long-term capital loss for such taxable year). If such provision is not extended, non-U.S. stockholders will be subject to 30% U.S. federal withholding tax on distributions other than actual or deemed distributions of our net capital gains unless reduced under the Code or an applicable tax treaty. There can be no assurance that the provision will be extended, and we may also choose not to designate some or all of the distributions potentially eligible for the exemption.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments.

We also may be required to include in income certain other amounts that we do not receive in cash. In addition, after the expiration of the reinvestment period under the Credit Facility on September 27, 2015, we must use asset sales and repayment proceeds, if any (including any realized gains), to pay down any outstanding debt and certain other amounts prior to distributing cash from WhiteHorse Warehouse to us. Also, if we do not meet certain coverage tests under the Credit Facility or if an event of default and acceleration occurs under the Credit Facility, then income and capital gains which would otherwise be distributable by us to our stockholders could be diverted to pay down debt or other amounts due under the Credit Facility.

As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to obtain RIC tax benefits. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate level income tax.

PIK interest payments we receive will increase our AUM and, as a result, will increase the amount of base management fees payable by us to our Investment Adviser.

Certain of our debt investments contain provisions providing for the payment of PIK interest, which increases the loan balance of the underlying loan in lieu of receiving cash interest, causing interest to compound on such higher loan balance. PIK interest increases our assets under management and, because the base management fee that we pay to our Investment Adviser is based on the value of our consolidated gross assets, PIK interest increases the base management fee we pay. This increase in interest income from the higher loan balance increases our pre-incentive fee net investment income and the incentive fees that we pay to our Investment Adviser.

Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.

We expect that we will require a substantial amount of capital. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a business development company to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this ratio. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, and preferred stockholders would have separate voting rights, dividend and liquidation rights and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might otherwise result in your receiving a premium price for your common stock or otherwise be in your best interest.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue or sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). On August 3, 2015, our stockholders approved a proposal authorizing us, with the approval of our board of directors, to sell shares of our common stock during the next 12 months at a price below the then-current net asset value per share, subject to certain limitations as described in the proxy statement for our annual meeting of stockholders. We also may conduct rights offerings at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing additional common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and our stockholders may experience dilution.

In addition to issuing securities to raise capital as described above, we have securitized, and may in the future seek to securitize, our loans to generate cash for funding new investments. To securitize loans, we may create one or more wholly owned subsidiaries and sell and contribute a pool of loans to such subsidiaries. This could include the sale or other issuance of debt by such subsidiaries on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade-rated debt secured by such loan pools, and we would retain all or a portion of the equity in any such subsidiary. An inability to securitize part of our loan portfolio could limit our ability to grow our business, fully execute our business strategy and increase our earnings. Moreover, the successful securitization of part of our loan portfolio might expose us to losses as the loans we are not able to securitize will tend to be those that are riskier and more apt to generate losses.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and, correspondingly, decrease our operating flexibility.

We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage, including through the issuance of senior securities, magnifies the potential for gain or loss on amounts invested. We have incurred leverage in the past and currently incur leverage through the Credit Facility, the Unsecured Term Loan and the Senior Notes and, from time to time, intend to incur additional leverage to the extent permitted under the 1940 Act. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities, to banks, insurance companies and other lenders. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such holders to seek recovery against our assets in the event of a default.

WhiteHorse Warehouse has pledged, and expects to continue to pledge, all or substantially all of its assets. WhiteHorse Warehouse has granted, and may in the future grant, a security interest in all or a portion of its assets under the Credit Facility. In addition, under the terms of the Credit Facility, we must use the net proceeds of any investments that we sell to repay amounts then due with respect to our debt and certain other amounts owing under the Credit Facility before applying such net proceeds to other uses, such as distributing them to our stockholders.

We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments into which we may enter. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses.

If the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to our Investment Adviser.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Investment Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to maintain our borrowings under the Credit Facility, the Unsecured Term Loan and the Senior Notes or obtain other credit at all or on terms acceptable to us.

In addition, the terms governing the Credit Facility, the Unsecured Term Loan and the Senior Notes and any indebtedness that we incur in the future could impose financial and operating covenants that restrict our business activities, including limitations that may hinder our ability to finance additional loans and investments or make the distributions required to maintain our status as a RIC under the Code.

The following table illustrates the effect of leverage on returns from an investment in our common stock as of June 30, 2015, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	(20.2)%	(11.6)%	(3.0)%	5.6%	14.2%

(1)	Assumes $422.3 million in total assets, $185.5 million in debt outstanding and $225.2 million in net assets as of June 30, 2015, and an average cost of funds of 3.7%, which is our weighted average effective annualized interest rate for total debt outstanding as of June 30, 2015.

Based on our outstanding indebtedness of $185.5 million as of June 30, 2015 and an average cost of funds of 3.5%, 7.1% and 2.0%, which were the effective annualized interest rates of the Credit Facility, Senior Notes and Unsecured Term Loan, respectively, as of that date, our investment portfolio must experience an annual return of at least 1.8% to cover annual interest payments on our outstanding indebtedness.

We are subject to the risk of an event of default and acceleration under our unsecured debt agreements, which would have a material adverse effect on us.

On November 8, 2012, we entered into a debt agreement for the Unsecured Term Loan and on July 23, 2013, we completed the public offering of the Senior Notes. There are several circumstances under which an event of default may occur under the debt agreements for the Unsecured Term Loan and Senior Notes, such as failure to make scheduled principal or interest payments and certain events of bankruptcy, insolvency or reorganization.

Upon the occurrence of an event of default, our lenders may exercise customary remedies, including declaring all amounts due and payable. Any of these developments would have a material adverse effect on our business, financial condition and results of operations.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms, or at all.

We will need additional capital to fund growth in our investment portfolio. We may issue debt or equity securities or borrow from financial institutions in order to obtain this additional capital. A reduction in the availability of new capital could limit our ability to grow. We are required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund new investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

We may not apply or be approved for an SBIC license.

We may apply for a license to form a small business investment company, or SBIC. If such an application is made and approved and the Small Business Administration, or SBA, so permits, we anticipate that the SBIC license would be transferred to a wholly-owned subsidiary of ours that would be formed just prior to such transfer. Following such transfer, we anticipate that the SBIC subsidiary would be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. We cannot assure you that we will make an application for an SBIC license, be successful in receiving an SBIC license from the SBA or that the SBA will permit such license to be transferred to us. If we do receive an SBIC license, there is no minimum amount of SBA-guaranteed debentures that must be allocated to us.

Since we are using debt to finance our investments, and we may use additional debt financing going forward, changes in interest rates may affect our cost of capital and net investment income.

Since we are using debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. Conversely, in periods of falling interest rates, the probability that our loans and other investments in portfolio companies will be pre-paid increases. In such event, we can offer no assurance that we will be able to make new loans on the same terms, or at all. If we cannot make new loans on terms that are the same or better than the investments that are repaid, then our results of operations and financial condition will be adversely affected. We expect that our investments will be financed primarily with equity and medium to long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to benefit from lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Additionally, our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the U.S. Commodity Futures Trading Commission, or the CFTC, unless we register with the CFTC as a commodity pool operator.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee Hurdle Rate and may result in a substantial increase in the amount of incentive fees payable to our Investment Adviser with respect to Pre-Incentive Fee Net Investment Income.

There are significant potential conflicts of interest that could affect our investment returns.

As a result of our arrangements with H.I.G. Capital and our investment committee, there may be times when H.I.G. Capital or our investment committee have interests that differ from those of our stockholders, giving rise to a conflict of interest.

There may be conflicts related to obligations our investment committee, our Investment Adviser or its affiliates have to other clients.

The members of our investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by our Investment Adviser or its affiliates. Similarly, our Investment Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, the members of our investment committee have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by our Investment Adviser and its affiliates. Our investment objective overlaps or may overlap with the investment objectives of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with our Investment Adviser. Our Investment Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we cannot assure you that such opportunities will be allocated to us fairly or equitably in the short-term or over time. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient loan amounts were available. However, there can be no assurance that we will be able to participate in all suitable investment opportunities. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our Investment Adviser’s allocation policy provides for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Our investment committee, our Investment Adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals of our Investment Adviser and its affiliates and members of our investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. If we obtain material nonpublic information with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for our Investment Adviser that are not fully aligned with the interests of our stockholders and may induce our Investment Adviser to make speculative investments.

In the course of our investing activities, we pay management and incentive fees to our Investment Adviser. The incentive fee payable by us to our Investment Adviser may create an incentive for our Investment Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The management fee is based on our consolidated gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our consolidated gross assets, our Investment Adviser will benefit when we incur debt or use leverage. The use of leverage increases the likelihood of default, which disfavors the holders of our common stock.

Additionally, under the incentive fee structure, our Investment Adviser may benefit when capital gains are recognized and, because our Investment Adviser determines when a holding is sold, our Investment Adviser controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how our Investment Adviser addresses these and other conflicts of interest associated with its management services and compensation. While they are not expected to review or approve each investment or realization, our independent directors will periodically review our Investment Adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether such fees and our expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our Investment Adviser or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

Unlike that portion of the incentive fee based on income, there is no Hurdle Rate applicable to the incentive fee based on net capital gains. As a result, our Investment Adviser may seek to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

In addition, under the terms of the Incentive Fee Cap and Deferral Mechanism, the amount of incentive fees earned by our Investment Adviser will depend, in part, upon the timing of capital gains or losses in our investment portfolio, as well as the timing of our recognition of income. Depending on the circumstances, there may be a lag of as long as 12 fiscal quarters between the occurrence of an event giving rise to an obligation to pay incentive fees to the Investment Adviser and the payment of such incentive fees. Therefore, investors who acquire our shares of common stock may pay indirectly to our Investment Adviser incentive fees in respect of income or capital gains that were received by or paid to us prior to such investor becoming a stockholder. As a result, such investors may not participate in the income or capital gains giving rise to such indirect expense.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

We expect to make many portfolio investments in the form of securities that are not publicly traded. As a result, our board of directors determines the fair value of these securities in good faith. In connection with that determination, investment professionals from our Investment Adviser provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Messrs. John Bolduc and Jay Carvell, have an indirect pecuniary interest in our Investment Adviser. The participation of our Investment Adviser’s investment professionals in our valuation process, and the indirect pecuniary interest in our Investment Adviser by certain members of our board of directors, could result in a conflict of interest as the management fee paid to our Investment Adviser is based, in part, on our consolidated gross assets.

We have conflicts related to other arrangements with our Investment Adviser or its affiliates.

We have entered into a license agreement with an affiliate of H.I.G. Capital under which H.I.G. Capital has granted us a non-exclusive, royalty-free license to use the name “WhiteHorse”. In addition, we pay to WhiteHorse Administration our allocable portion of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer, chief operating officer and chief compliance officer and their respective staffs. This creates conflicts of interest that our board of directors must monitor.

Our Investment Adviser may be paid incentive compensation even if we incur a net loss, and we cannot recover any portion of the incentive fee previously paid.

Our Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of our Pre-Incentive Fee Net Investment Income, subject to the Hurdle Rate, a catch-up provision and the Incentive Fee Cap and Deferral Mechanism. Our Pre-Incentive Fee Net Investment Income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss for that quarter. Thus, we may be required to pay our Investment Adviser incentive compensation for a fiscal quarter even if we incur a net loss. In addition, if we pay the capital gains portion of the incentive fee and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

The Investment Advisory Agreement with WhiteHorse Advisers and the Administration Agreement with WhiteHorse Administration were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to our Investment Adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with our Investment Adviser, our Administrator and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders. Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. On July 8, 2014, we received exemptive relief from the SEC, which permits us to participate in negotiated investments with our affiliates that would otherwise be prohibited by the 1940 Act, subject to certain conditions. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our Investment Adviser and its affiliates, including persons that control, or are under common control with, us or our Investment Adviser, are also considered to be our affiliates under the 1940 Act.

We may invest alongside other clients of our Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law, the terms of our exemptive relief order, SEC staff interpretations and/or exemptive relief issued by the SEC. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Investment Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our Investment Adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of H.I.G. Capital and our Investment Adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by our Investment Adviser and reviewed by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our Investment Adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

The exemptive relief we received permits greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by our Investment Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors. See “Related Party Transactions and Certain Relationships.” We cannot assure you, however, that we will develop opportunities that comply with such limitations.

In situations where co-investment with other accounts managed by our Investment Adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our Investment Adviser will need to decide which client will proceed with the investment. Our Investment Adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients of our Investment Adviser and its affiliates have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our Investment Adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We will be exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the market value of our common stock.

Our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

Many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies,” all of our investments (other than cash and cash equivalents) are classified as Level 3 under Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. Consensus pricing is a methodology for the determination of fair value based on quotations from market makers. These quotations include a disclaimer that the market maker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of several independent service providers to periodically review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, the determination of fair value and thus the amount of unrealized losses we may incur in any year, is, to a degree, subjective, in that it is based on unobservable inputs and certain assumptions. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statements of operations as net change in unrealized appreciation or depreciation.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company if we have material non-public information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors under our valuation policy and process. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;
•	the enterprise value of the portfolio company;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments and its earnings;
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio, and therefore creating a challenging environment in which to raise debt and equity capital. As a business development company, we are generally not able to issue additional shares of common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities and loans we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. We are also subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure proceedings and other trade practices. If these laws, regulations or decisions change, or if we expand our business into additional jurisdictions, we may have to incur significant expenses in order to comply or we might have to restrict our operations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In particular, on July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became law. The scope of the Dodd-Frank Act impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several years. The effects of the Dodd-Frank Act on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. While the impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our Investment Adviser to other types of investments in which our Investment Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Pending legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e. the amount of debt may not exceed 50% of the value of our assets). A covenant in the Indenture requires us to comply with the leverage limit in the 1940 Act, but would enable us to increase our leverage if the law changes. Legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur. As a result, we may be able to incur additional indebtedness in the future and, therefore, risks associated with an investment in the Senior Notes may increase.

We may expose ourselves to risks if we engage in hedging transactions.

We may engage in currency or interest rate hedging transactions to the extent such transactions are permitted under the 1940 Act and applicable commodities law. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions, including the risk of counterparty default. In this regard, we may utilize instruments such as futures, forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for us to realize a gain on a net basis if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates or counterparty default may result in poorer overall investment performance than if we had not engaged in any hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge position and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities may also fluctuate as a result of factors not related to currency fluctuations.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects of any such changes may adversely affect our business and impact our ability to make distributions.

Provisions of the General Corporation Law of the State of Delaware, our certificate of incorporation and bylaws and the Credit Facility could deter takeover attempts and have an adverse effect on the price of our common stock and the rights of our common stockholders.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Our board of directors may adopt a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our directors who are not “interested persons.” If the resolution exempting business combinations is repealed or our board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series and to cause the issuance of additional shares of our stock. Furthermore, as permitted by the DGCL, our board of directors may, without any action by our stockholders, amend our certificate of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. In addition, if we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock.

If we or one of our affiliates approved by the Lender is no longer the collateral manager under the Credit Facility or if certain change of control events occur, then an event of default will occur under the Credit Facility which could have a material adverse effect on our business, financial condition and results of operations. A change of control under the Credit Facility occurs if (1) WhiteHorse Warehouse ceases to be our wholly owned subsidiary, (2) Messrs. Anthony Tamer and Sami Mnaymneh, together, cease to own beneficially the power to vote a majority of the equity interests having direct or indirect ordinary voting power in our Investment Adviser and certain of its affiliates or (3) H.I.G. Capital Management, Inc., either directly or through its wholly owned subsidiaries or certain affiliates, ceases to provide all or substantially all of the personnel, investment committee and other services necessary for us to perform our duties as collateral manager under the Credit Facility documents. The occurrence of an event of default could result in us being unable to make distributions to our stockholders sufficient to maintain our status as a RIC, or at all, terminates the reinvestment period if then in effect, permits the facility agent on behalf of the Lender to take over management of WhiteHorse Warehouse’s portfolio and to direct the liquidation of its assets, all of which could have a material adverse effect on our business, financial condition and results of operations.

Our Investment Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Investment Adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our Investment Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Investment Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Our Administrator can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Administrator has the right, under the Administration Agreement, to resign at any time upon not less than 60 days’ notice, whether we have found a replacement or not. If our Administrator resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by our Administrator. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our operations may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We are an “emerging growth company,” and we do not know if such status will make our common stock less attractive to investors.

We currently are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, or the JOBS Act, signed into law on April 5, 2012 until the earliest of:

•	the last day of our fiscal year ending December 31, 2017;
•	the last day of the fiscal year in which our total annual gross revenues first exceed $1 billion;
•	the date on which we have, during the prior three-year period, issued more than $1 billion in non-convertible debt; or
•	the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter, and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

We are taking advantage of some of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider our common stock less attractive, which could reduce the market value of our common stock. For example, while we are an emerging growth company, we are taking advantage of the exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting and the extended transition period available to emerging growth companies to comply with “new or revised accounting standards” until those standards are applicable to private companies. As a result, our financial statements may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards that are applicable to public companies. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected. See “Regulation — JOBS Act.”

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, we are required to report on our internal control over financial reporting pursuant to Section 404(a) of the Sarbanes-Oxley Act, and related rules and regulations of the SEC and, under the JOBS Act, beginning with the first fiscal year in which we no longer qualify as an emerging growth company, our independent registered public accounting firm must audit this report. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.

As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends and other distributions.

Our business depends on the communications and information systems of H.I.G. Capital and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to pay dividends and other distributions to our securityholders.

Risks Related to our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” or “unitranche” senior secured loans, (4) mezzanine loans and (5) to a lesser extent, selected equity co-investments in small-cap companies. We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

Secured Loans.  When we extend first lien senior secured, second lien senior secured and unitranche loans, we generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in the case of first lien senior secured loans, our lien may be subordinated to claims of other creditors and, in the case of second lien senior secured loans, our lien will be subordinated to claims of certain other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans.  Our mezzanine investments generally are subordinated to senior loans and will generally be unsecured. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income as described above under “We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” Since, generally, we will not receive any substantial repayments of principal prior to the maturity of our mezzanine debt investments, such investments are riskier than amortizing loans.

Equity Investments.  We may make selected equity investments. In addition, when we invest in first lien, second lien, unitranche or mezzanine loans, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We are subject to risks associated with small-cap companies.

Investing in small-cap companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally little public information exists about these companies, and we are required to rely on our Investment Adviser to obtain adequate information to evaluate the potential returns from investing in these companies;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited by the 1940 Act with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and the requirements under the documents governing the Credit Facility or other agreements, we do not have fixed guidelines for diversification, and our investments are and could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which would subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. As a result, the aggregate returns we realize may be significantly and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities and loans of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect such portfolio company. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of our investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until a plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial, eroding the value of any recovery by holders of other securities of the bankrupt entity.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we may have structured our investment as senior debt.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that our portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interests rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results, which could have an adverse effect on our financial condition.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

We may be subject to risks associated with syndicated loans.

From time to time, we may acquire interests in syndicated loans. Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, we would only be able to direct such actions if instructions from us were made in conjunction with other holders of associated indebtedness that together with us compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than us desire to take certain actions, such actions may be taken even if we did not support such actions. Furthermore, if an investment is subordinated to one or more senior loans made to the applicable obligor, our ability to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of our investment.

There is a risk that a loan agent in respect of one of our loans may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

We may not realize gains from our equity investments.

When we invest in loans, we may also invest in the equity securities of the borrower or acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not realize gains from our equity interests, and any gains that we do realize on the disposition of such equity interests may not be sufficient to offset any other losses we experience.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio, and our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	attempt to preserve or enhance the value of our investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources, the limitations of the 1940 Act, the requirements associated with our status as a RIC and contractual requirements imposed on us under the Credit Facility or otherwise. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our exposure to the portfolio company, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements, our contractual requirements or the desire to maintain our tax status.

Because we generally do not hold controlling equity interests in our portfolio companies, we will not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not currently anticipate taking controlling equity positions in our portfolio companies. In addition, we may not be in a position to control any portfolio company by investing in its debt securities or loans. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and we may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. A payment default on a loan to a portfolio company or a default leading to the acceleration of debt of a portfolio company could cause the loan to such portfolio company held by us to become, or to be deemed to be, a defaulted obligation under the Credit Facility. This, in turn, could result in a coverage test under the Credit Facility not being met and the diversion of distributions of assets held by WhiteHorse Warehouse to pay down debt under the Credit Facility rather than to make distributions. Such a portfolio company default could also lead to an event of default and acceleration under the Credit Facility and liquidation by the related lender of the assets securing the Credit Facility. Any such diversion of cash flow or any event of default could result in our being unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all, and could have a material adverse effect on our business, financial condition and results of operations.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We generally intend to invest a portion of our capital in first lien, second lien, unitranche and mezzanine loans and, to a lesser extent, equity securities of U.S. small-cap companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have sufficient assets to use for repaying its obligation to us in full, or at all. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us.

In addition, the value of the collateral in the event of liquidation depends on market and economic conditions, the availability of buyers and other factors. There can be no assurances that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected. We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any security interest over the assets of such companies. Liens on such portfolio companies’ assets, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

Our Investment Adviser’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify our Investment Adviser against certain liabilities, which may lead our Investment Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our Investment Adviser does not assume any responsibility to us, including other than to render the services called for under those agreements, and it is not responsible for any action of our board of directors in following or declining to follow our Investment Adviser’s advice or recommendations. Our Investment Adviser maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, our Investment Adviser, its officers, members, personnel, agents, any person controlling or controlled by our Investment Adviser are not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our Investment Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify our Investment Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement and the sub-collateral management agreement. These protections may lead our Investment Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Our portfolio companies may prepay loans, which prepayment may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio generally are prepayable at any time, some of which have no premium to par. It is not clear at this time when each loan may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid may reduce the achievable yield for us if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

Investments in securities of foreign companies, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

We may make investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

In addition, any investments that we make that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

Risks Related to our Credit Facility

Our interests in WhiteHorse Warehouse are subordinated.

We own 100% of the equity interests in WhiteHorse Warehouse and have agreed under the Risk Retention Letter to continue to own all of such equity interests for the life of the Credit Facility. We consolidate the financial statements of WhiteHorse Warehouse in our consolidated financial statements and treat the indebtedness of WhiteHorse Warehouse as our leverage for purposes of compliance with the 1940 Act. Our equity interests in WhiteHorse Warehouse are subordinated in priority of payment to its obligations to its debt holders and its service providers. All of these persons have claims superior to our claims as equity interest holder in any liquidation of WhiteHorse Warehouse.

We may not receive cash from WhiteHorse Warehouse.

We expect to receive cash from WhiteHorse Warehouse as distributions on our equity interests in WhiteHorse Warehouse. In addition, WhiteHorse Warehouse may make payments to us in our capacity as its collateral manager. We will receive distributions on our equity interests in WhiteHorse Warehouse only to the extent cash is available and permitted to be distributed under the Credit Facility. WhiteHorse Warehouse may not receive sufficient cash to make equity distributions, in which case we would not be entitled to receive equity distributions from WhiteHorse Warehouse and, as a result, we would be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. Limitations under the Credit Facility will impair our ability to sell investments owned by WhiteHorse Warehouse, and we may not be able to sell such investments. These limitations include prior satisfaction of certain coverage tests and collateral quality tests, the minimum price at which we may sell such investments and the amount of investments we may sell within a certain timeframe.

Under the Credit Facility, there are two coverage tests that WhiteHorse Warehouse must meet on specified compliance dates in order to permit WhiteHorse Warehouse to make new borrowings under the Credit Facility and to make equity distributions to us in the ordinary course — an interest coverage test and an overcollateralization test. To meet the interest coverage test, WhiteHorse Warehouse must receive interest payments on the loans it holds in an aggregate amount equal to greater than 200% of the interest payable to the Lender plus certain capped fees, expenses and indemnities. The overcollateralization test compares, at any given time, the borrowing base under the Credit Facility to (1) the aggregate outstanding principal amount of all Lender advances, (2) the excess of certain unfunded commitments on loans over the amount reserved with respect to such loans and (3) the amount due for any unsettled purchases of loans at such time. To meet the overcollateralization test, this ratio must exceed a minimum specified amount set forth in the Credit Facility and related documentation. If either of these coverage tests is not met on a compliance date, then WhiteHorse Warehouse must apply cash available under the priority of payments in the Credit Facility to pay down principal under the Credit Facility and the Collateral Manager may then make deposits into an unfunded commitment reserve account until such coverage tests are satisfied. If we fail to receive cash from WhiteHorse

Warehouse, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. Limitations under the Credit Facility will impair our ability to sell investments owned by WhiteHorse Warehouse, and we may not be able to sell such investments.

WhiteHorse Warehouse may experience an event of default and acceleration under the Credit Facility, which would have a material adverse effect on us.

There are several circumstances under which an event of default may occur under the Credit Facility, some of which relate to the performance of the assets of WhiteHorse Warehouse or the performance by WhiteHorse Warehouse of its obligations under the Credit Facility. The Credit Facility also includes certain customary events of default, such as (1) a breach of representations, warranties or covenants by us as collateral manager or by WhiteHorse Warehouse under the Credit Facility or failure on our part, or on the part of WhiteHorse Warehouse, to perform such obligations, (2) if we become insolvent, (3) if neither we, an affiliate approved by the required lenders under the Credit Facility or any successor collateral manager appointed in accordance with the Collateral Management Agreement is collateral manager, (4) if certain change of control events occur with respect to us or WhiteHorse Warehouse, as further described in this prospectus, or (5) if we, one of our executive officers or certain of our affiliates commits a specified bad act. The occurrence of an event of default could, among other consequences, (a) prevent us from making distributions to our stockholders sufficient to maintain our status as a RIC, or at all, (b) terminate the reinvestment period under the Credit Facility, if it is then in effect, and (c) permit the facility agent to assume the management of WhiteHorse Warehouse’s portfolio and to direct the liquidation of its assets. Any of these developments could or would have a material adverse effect on our business, financial condition and results of operations. Upon the occurrence of an event of default, the Lender may exercise customary remedies, including declaring all amounts due and payable under the Credit Facility, blocking distributions in respect of the equity of WhiteHorse Warehouse or selling assets, including selling assets at a lower price than what might otherwise be achieved in an orderly liquidation.

The ability of WhiteHorse Warehouse to purchase and sell investments is limited.

The Credit Facility restricts the collateral manager’s ability to purchase and sell investments for WhiteHorse Warehouse. As a result, the collateral manager may be unable to purchase or sell investments or take other actions that might be in our best interests, which could impair our performance and result in losses. During the reinvestment period, WhiteHorse Warehouse will have the ability to borrow funds for the acquisition of investments that meet the eligibility criteria set forth in the Credit Facility. Such funds may be repaid and re-borrowed during the reinvestment period, subject to compliance with the terms of the Credit Facility.

We may lose the ability to manage WhiteHorse Warehouse even if we continue to own its equity.

If an event of default occurs under the Credit Facility or if we resign or are terminated for cause as collateral manager under the Collateral Management Agreement, we may no longer manage the WhiteHorse Warehouse portfolio investments even though we are required to continue to own the equity interests in WhiteHorse Warehouse. If an agent for the Lender or the successor collateral manager does not manage WhiteHorse Warehouse’s portfolio in the same manner that we would have, our performance may not meet expectations and result in losses.

If the Lender under the Credit Facility is still a commercial paper conduit, it may not be obligated to advance amounts to us under the Credit Facility.

For so long as the Lender under the Credit Facility is a commercial paper conduit, the Lender is not obligated to advance amounts under the Credit Facility to us unless the following circumstances occur: (1) if the Lender has funds that may be used to fund advances under the Credit Facility and those funds are not required to repay commercial paper notes or other short term funding backing the commercial paper notes issued by a limited purpose entity providing funding or financing to the Lender when due and (2) after giving effect to any advance made under the Credit Facility, the Lender (or limited purpose entity that finances the Lender) could issue commercial paper to refinance all of the Lender’s outstanding commercial paper (assuming it has all matured at such time) or all of the commercial paper of the Lender (or the limited purpose entity that finances such Lender) is paid in full.

Risks Relating to an Investment in our Senior Notes

The Senior Notes are unsecured and therefore effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Senior Notes mature on July 31, 2020 and bear interest at an annual rate of 6.5%. The Senior Notes are not secured by any of our assets or any of the assets of our subsidiaries and rank equally in right of payment with all of our existing and future unsubordinated, unsecured senior indebtedness. As a result, the Senior Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Senior Notes.

The Senior Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Senior Notes are obligations exclusively of WhiteHorse Finance, Inc. and not of any of our subsidiaries. None of our subsidiaries is or acts as a guarantor of the Senior Notes, and the Senior Notes are not required to be guaranteed by any subsidiaries we may acquire or establish in the future.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Senior Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Senior Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiary and any subsidiaries that we may in the future acquire or establish. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Senior Notes.

The Indenture under which the Senior Notes are issued, or the Indenture, contains limited protection for holders of the Senior Notes.

The Indenture under which the Senior Notes are issued offers limited protection to holders of the Senior Notes. The terms of the Indenture and the Senior Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Senior Notes. In particular, the terms of the Indenture and the Senior Notes do not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Senior Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Senior Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the Senior Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the Senior Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of the asset coverage requirement under Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Senior Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the Indenture does not require us to offer to purchase the Senior Notes in connection with a change of control or any other event.

Furthermore, the terms of the Indenture and the Senior Notes do not protect holders of the Senior Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Senior Notes may have important consequences for you as a holder of the Senior Notes, including making it more difficult for us to satisfy our obligations with respect to the Senior Notes or negatively affecting the trading value of the Senior Notes.

Certain of our current debt instruments include more protections for their holders than the Indenture and the Senior Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Senior Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Senior Notes.

An active trading market for the Senior Notes may not continue to exist, which could limit the market price of the Senior Notes or your ability to sell them. We do not intend to have the Senior Notes rated.

We cannot provide any assurances that an active trading market will continue to exist for the Senior Notes or that holders will be able to sell their Senior Notes at a particulate time or at a favorable price. The Senior Notes have traded at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. If a rating agency assigns the Senior Notes a non-investment grade rating or if the Senior Notes are not rated, the Senior Notes may be subject to greater price volatility than similar securities without such a rating. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

We may choose to redeem the Senior Notes when prevailing interest rates are relatively low.

On or after July 31, 2016, we may choose to redeem the Senior Notes from time to time, especially when prevailing interest rates are lower than the rate borne by the Senior Notes. If prevailing rates are lower at the time of redemption, holders would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Senior Notes being redeemed. Our redemption right also may adversely impact holders’ ability to sell the Senior Notes as the optional redemption date or period approaches.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Senior Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under a law (commonly known as “FATCA”) that was enacted in 2010. This tax may apply to certain payments of interest as well as payments made upon maturity, redemption, or sale of the Senior Notes, unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Holders should consult their tax advisors regarding FATCA and how it may affect an investment in the Senior Notes.

Risks Relating to an Investment in our Common Stock

We have obtained the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share of our common stock and may do so again in the future. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

We have obtained the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share of our common stock in one or more offerings for a twelve-month period and may do so again in the future. Such approval may allow us to access the capital markets in a way that we are typically unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act.

Any sale or other issuance of shares of our common stock at a price below net asset value per share will result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then-current net asset value in the future in a prospectus supplement issued in connection with any such offering.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance. In addition, our common stock is intended for long-term investors and should not be treated as a trading vehicle. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of an offering.

Shares of closed-end investment companies, including business development companies, often trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If the amount of any distribution exceeds our net investment income or capital gains, then all or a portion of such distribution could constitute a return of capital to stockholders rather than dividend income for tax purposes. A return of capital is a return to investors of a portion of their original investment in the Company rather than income or capital gains. A return of capital will have the effect of reducing a stockholder’s basis in its shares of common stock, which may, if such stockholder sells or otherwise disposes such stock at a price greater than its then-current basis, result in a higher taxable capital gain to such stockholder at the time of sale.

Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments. In addition, after the reinvestment period under the Credit Facility, asset sales proceeds, if any (including any realized gains), must be used to pay down any outstanding debt and certain other amounts prior to distributing cash from WhiteHorse Warehouse to us. Also, if certain coverage tests are not met under the Credit Facility or if an event of default and acceleration occurs under the Credit Facility, then income and capital gains which would otherwise be distributable by us to our stockholders will be diverted to pay down debt or other amounts due under the Credit Facility. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure investors that we will pay distributions to our stockholders in the future.

FATCA withholding may apply to payments to certain foreign entities.

Withholding of U.S. tax at a 30% rate is currently required on payments of dividends and, as of January 1, 2017, will be required on redemption proceeds and certain capital gain dividends paid to certain non-U.S. entities that fail to comply with certain information reporting, identification, certification, and related requirements imposed by FATCA. Stockholders and persons intended to hold common stock should consult their tax advisors regarding FATCA and how it may affect an investment in our stock.

Our stockholders could experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan could experience dilution in their ownership percentage of our common stock over time if we issue additional shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

Risks Relating to Offerings Pursuant to this Prospectus

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of the companies;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and business development companies;
•	loss of our qualification as a RIC or business development company;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of WhiteHorse Advisers’ or any of its affiliates’ key personnel;
•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and
•	loss of a major funding source or an event of default under a material financing contract.

See “Risks Relating to an Investment in our Common Stock” above for additional risks you should carefully consider before deciding to invest in shares of our common stock.

We are a holding company and depend on payments from our subsidiaries in order to make payments on any debt securities that we may issue as well as to pay dividends on our common stock. Any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries.

We are a holding company and fund a majority of our investments through wholly-owned subsidiaries, and a majority of the assets that we hold directly are the equity interests in such subsidiaries. We depend upon the cash flow from our subsidiaries and the receipt of funds from them, any of which may be subject to restriction or limitations based on the organizational documents of the subsidiaries and the agreements governing the debt of any such subsidiary. In addition, because we are a holding company, any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries. In the event that one of our subsidiaries becomes insolvent, liquidates, reorganizes, dissolves or otherwise winds up, its assets will be used first to satisfy the claims of its creditors. Consequently, any claim by us or our creditors, including holders of any debt securities that we may issue, against any subsidiary will be structurally subordinated to all of the claims of the creditors of such subsidiary. We cannot assure security holders that they will receive any payments required to be made under the terms of any debt securities that we may issue, dividends or other distributions.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

The trading market or market value of any publicly issued debt securities may fluctuate.

Our publicly issued debt securities, if any, may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies, if any;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;
•	our business prospects and the prospects of our prospective portfolio companies;
•	the impact of investments that we expect to make;
•	the impact of increased competition;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our prospective portfolio companies to achieve their objectives;
•	the relative and absolute performance of our Investment Adviser;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	our ability to make distributions to our stockholders;
•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and
•	the impact of future acquisitions and divestitures.

We use words such as “anticipate,” “believe,” “expect,” “intend” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “believe,” “estimate,” “anticipate,” “predict,” “potential” and similar words to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus, any prospectus supplement or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use all or substantially all of the net proceeds from the sale of our securities to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured debt investments in small-cap companies. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds of any offering of our securities. We may also use a portion of the net proceeds from the sale of our securities to repay amounts outstanding under our credit facilities. As of June 30, 2015, we had approximately $185.5 million outstanding under our credit facilities.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we intend to invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

We have agreed to pay the printing, legal, filing and other similar expenses of any offering of common stock by the selling stockholders, identified under “Selling Stockholders.” However, the selling stockholders will bear all other expenses, including any brokerage fees, underwriting discounts and commissions, of any such offering. We will not receive any proceeds from any sale of common stock by the selling stockholders.

DISTRIBUTIONS

Our distributions, if any, are determined by the board of directors. We have elected to be treated as a RIC under Subchapter M of the Code. To maintain RIC qualification each taxable year, we must distribute an amount at least equal to 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In addition, we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will generally be subject to a 4% nondeductible federal excise tax on the undistributed amount.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock since the closing of our IPO on December 10, 2012.

Record Dates	Payment Date	Distributions Declared(3)
Fiscal year ending December 31, 2015
September 21, 2015	October 2, 2015	$0.355
June 19, 2015	July 2, 2015	0.355
March 20, 2015	April 2, 2015	0.355
Total		$1.065
Fiscal year ended December 31, 2014
December 19, 2014	January 2, 2015	$0.355
September 19, 2014	October 3, 2014	0.355
June 20, 2014	July 3, 2014	0.355
March 20, 2014	April 3, 2014	0.355
Total		$1.420
Fiscal year ended December 31, 2013
December 19, 2013(1)	January 3, 2014	$0.355
September 20, 2013	October 3, 2013	0.355
June 21, 2013	July 3, 2013	0.355
March 22, 2013	April 3, 2013	0.355
Total		$1.420
Fiscal year ended December 31, 2012
December 28, 2012(2)	January 8, 2013	$0.108
Total		$0.108

(1)	$0.084 of the Company’s December 19, 2013, record date distribution was deemed paid, for tax purposes, during 2014.
(2)	The distribution was declared from net investment income and did not include a return of capital.
(3)	For all periods presented, there was no return of capital included in any distribution.

We currently intend to distribute net capital gains (i.e. net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, stockholders will be treated for U.S. federal income tax purposes as if they had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, stockholders would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected financial and other information below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and the consolidated financial statements and notes thereto. Financial information as of June 30, 2015 and 2014 and for the six months then ended was derived from our unaudited financial statements. Financial information as of December 31, 2014, 2013 and 2012 and for the years then ended was derived from our consolidated financial statements that were audited by Crowe Horwath LLP, an independent registered public accounting firm.

	As of and for the six months ended June 30,		As of and for the years ended December 31,
	2015	2014	2014	2013	2012(1)
	(In thousands, except per share data)
Statement of Operations Data:
Total investment income	$23,433	$17,268	$37,546	$37,617	$44,793
Base management fees, net of fees waived	4,252	3,121	7,110	4,811	306
Performance-based incentive fees	2,805	1,132	3,387	4,800	—
All other expenses	5,156	5,032	10,048	8,696	2,286
Net investment income	11,220	7,983	17,001	19,310	42,201
Net realized losses on investments	(379)	—	(64)	—	(2,754)
Net change in unrealized (depreciation) appreciation on investments	(318)	3,404	2,607	(280)	111
Net increase in net assets resulting from operations	10,523	11,387	19,544	19,030	39,558
Per share data:
Net asset value	15.03	15.21	15.04	15.16	15.30
Net investment income	0.75	0.53	1.13	1.29	N/A	(2)
Net realized losses on investments	(0.03)	—	—	—	N/A	(2)
Net change in unrealized (depreciation) appreciation on investments	(0.02)	0.23	0.17	(0.02)	N/A	(2)
Net increase in net assets resulting from operations	0.70	0.76	1.30	1.27	N/A	(2)
Per share distributions declared	0.71	0.71	1.42	1.42	0.108
Dollar amount of distributions declared	10,638	10,638	21,276	21,257	1,616
Balance Sheet data at period end:
Investments, at fair value	$387,496	$347,107	$403,500	$272,439	$180,488
Cash and cash equivalents	19,388	6,726	11,647	92,905	156,123
Restricted cash and cash equivalents	7,936	4,041	4,495	3,078	31,646
Other assets	7,471	6,012	7,200	5,731	5,025
Total assets	422,291	363,886	426,842	374,153	373,282
Total liabilities	197,048	136,047	201,484	147,151	144,233
Total net assets	225,243	227,839	225,358	227,002	229,049
Other data:
Weighted average effective yield on income producing investments(3)	11.7%	11.1%	11.3%	11.8%	15.9%
Number of portfolio investments at period end	32	30	37	21	8

(1)	Includes the financial information of WhiteHorse Finance, LLC for the period prior to the BDC Conversion.

(2)	Prior to December 4, 2012, we did not have common stock outstanding, and, therefore, per share information for the period presented is not meaningful.
(3)	Weighted average effective yield on income producing investments is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) on accruing loans by (b) the weighted average cost of income producing investments.

The following table sets forth, for the periods indicated, certain consolidated quarterly financial information. This information is derived from the Company’s unaudited financial statements which include, in the opinion of management, all normal recurring adjustments which management considers necessary for a fair presentation of the results for such periods. The results for any quarter are not necessarily indicative of results for future periods.

	2015
	Q2	Q1
Total investment income	$12,162	$11,271
Net investment income	5,886	5,334
Net realized and unrealized losses on investments	(136)	(561)
Net increase in net assets resulting from operations	5,750	4,773
Earnings per share	0.38	0.32
Net asset value per share	15.03	15.00

	2014
	Q4	Q3	Q2	Q1
Total investment income	$11,013	$9,265	$9,018	$8,250
Net investment income	4,976	4,043	3,992	3,990
Net realized and unrealized (losses) gains on investments	(1,380)	519	1,024	2,380
Net increase in net assets resulting from operations	3,594	4,563	5,017	6,370
Earnings per share	0.24	0.31	0.34	0.43
Net asset value per share	$15.04	$15.16	$15.21	$15.23

	2013
	Q4	Q3	Q2	Q1
Total investment income	$8,615	$11,122	$9,498	$8,382
Net investment income	4,169	6,282	4,850	4,009
Net realized and unrealized gains (losses) on investments	2,166	(262)	(1,683)	(501)
Net increase in net assets resulting from operations	6,335	6,020	3,167	3,508
Earnings per share	0.42	0.40	0.21	0.23
Net asset value per share	$15.16	$15.09	$15.04	$15.18

	2012
	Q4	Q3	Q2	Q1
Total investment income	$15,932	$10,212	$9,500	$9,149
Net investment income	13,727	10,147	9,356	8,971
Net realized and unrealized (losses) gains on investments	(5,753)	1,019	1,891	200
Net increase in net assets resulting from operations	7,975	11,166	11,246	9,171
Earnings per share	0.14	N/A	N/A	N/A
Net asset value per share	$15.30	N/A	N/A	N/A

Prior to December 4, 2012, the Company did not have common shares outstanding and therefore per share data for the periods that include financial results prior to December 4, 2012 are not provided.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Consolidated Financial Data” and the financial statements and the related notes thereto of us appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes, we elected to be treated as a RIC under Subchapter M of the Code.

We were formed on December 28, 2011 and commenced operations on January 1, 2012. We were originally capitalized with approximately $176.3 million of contributed assets from H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., each of which is an affiliate of H.I.G. Capital. These assets were contributed as of January 1, 2012 in exchange for 11,752,383 units in WhiteHorse Finance, LLC. On December 4, 2012, we converted from a Delaware limited liability company into a Delaware corporation and elected to be treated as a business development company under the 1940 Act. As part of the BDC Conversion, all outstanding units in WhiteHorse Finance, LLC were converted to 7,826,284 shares of common stock of WhiteHorse Finance, Inc.

On December 4, 2012, we priced our IPO, selling 6,666,667 shares. Concurrent with the IPO, certain of our directors and officers, the managers of our investment adviser and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, purchased an additional 472,673 shares through the Concurrent Private Placement. Our shares are listed on the NASDAQ Global Select Market under the symbol “WHF”.

We are a direct lender targeting debt investments in privately held, small-cap companies located in North America. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on LIBOR plus a spread and have a term of three to six years. While we focus principally on originating senior secured loans to small-cap companies, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and in companies outside of the small-cap market, to the extent we believe the investment presents an opportunity to achieve an attractive risk-adjusted return. We also may receive warrants to purchase common stock in connection with our debt investments. We expect to generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

Our investment activities are managed by WhiteHorse Advisers and supervised by our board of directors, a majority of whom are independent of us, WhiteHorse Advisers and its affiliates. Under our Investment Advisory Agreement, we have agreed to pay WhiteHorse Advisers an annual base management fee based on our average consolidated gross assets as well as an incentive fee based on our investment performance. We have also entered into an Administration Agreement with WhiteHorse Administration. Under our Administration Agreement, we have agreed to reimburse WhiteHorse Administration for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement.

As of June 30, 2015, our investment portfolio consisted primarily of senior secured loans across 32 positions in 26 companies, with an aggregate fair value of $387.5 million. As of December 31, 2014, our investment portfolio consisted primarily of senior secured loans across 37 positions in 31 companies with an aggregate fair value of approximately $403.5 million. As of December 31, 2013, our investment portfolio consisted primarily of senior secured loans across 21 positions in 19 companies with an aggregate fair value of approximately $272.4 million. At each date, the majority of our portfolio comprised of senior secured loans to small-cap borrowers.

Revenues

We generate revenue in the form of interest payable on the debt securities that we hold and capital gains and distributions, if any, on the portfolio company investments that we originated or acquire. Our debt investments, whether in the form of senior secured loans or mezzanine loans, typically have terms of three to six years and bear interest at a fixed or floating rate based on LIBOR. Interest on debt securities is generally payable monthly or quarterly, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we may also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. We capitalize loan origination fees, original issue discount and market discount, and we then amortize such amounts as interest income. Upon the prepayment of a loan or debt security, we record any unamortized loan origination fees as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts. Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Expenses

Our primary operating expenses include (1) investment advisory fees to WhiteHorse Advisers; (2) the allocable portion of overhead under the Administration Agreement; (3) the interest expense on our outstanding debt; and (4) other operating costs as detailed below. Our investment advisory fees compensate our investment adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments.

We bear all other costs and expenses of our operations and transactions, including:

•	our organization;
•	calculating our net asset value and net asset value per share (including the costs and expenses of independent valuation firms);
•	fees and expenses, including travel expenses, incurred by WhiteHorse Advisers or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	the costs of all future offerings of common shares and other securities, and other incurrences of debt;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	transfer agent and custody fees and expenses;
•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;
•	brokerage fees and commissions;
•	registration fees;
•	listing fees;
•	taxes;
•	independent directors’ fees and expenses;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;

•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance and any other insurance premiums;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	direct costs and expenses of administration and operation, including audit and legal costs;
•	fees and expenses associated with marketing efforts, including deal sourcing and marketing to financial sponsors;
•	dues, fees and charges of any trade association of which we are a member; and
•	all other expenses reasonably incurred by us or WhiteHorse Administration in connection with administering our business, including rent and our allocable portion of the costs and expenses of our chief compliance officer, chief financial officer and chief operating officer along with their respective staffs.

Consolidated Results of Operations

Comparison of the Three and Six Months Ended June 30, 2015 and June 30, 2014

The results of operations described below may not be indicative of the results we report in future periods. Net investment income and net increase in net assets can vary substantially from period to period due to various reasons, including the level of new investments and the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net increases in net assets resulting from operations may not be meaningful.

Investment Income

Investment income for the three and six months ended June 30, 2015 totaled $12.2 million and $23.4 million, respectively, and was primarily attributable to interest, dividends and fees earned from investments in portfolio companies. This compares to investment income for the three and six months ended June 30, 2014 of $9.0 million and $17.3 million, respectively. Investment income increased primarily as a result of an increase in the average balance of earning investments. We expect to generate some level of non-recurring fee income each quarter from prepayments, amendments and other sources. Non-recurring fee income for the three and six months ended June 30, 2015 totaled $668 and $668, respectively. Non-recurring fee income for the three and six months ended June 30, 2014 totaled $543 and $836, respectively.

Operating Expenses

Expenses, net of fees waived, were $6.3 million and $12.2 million for the three and six months ended June 30, 2015, respectively. This compares to expenses, net of fees waived, of $5.0 million and $9.3 million for the three and six months ended June 30, 2014, respectively.

Interest expense on our Credit Facility, Senior Notes and Unsecured Term Loan totaled $1.7 million and $3.4 million for the three and six months ended June 30, 2015, respectively. We incurred interest expense of $1.4 million and $2.7 million on our Credit Facility, Senior Notes and Unsecured Term Loan for the three and six months ended June 30, 2014, respectively. The increase was due primarily to a higher outstanding balance on our Credit Facility.

Base management fees, net of fees waived, totaled $2.1 million and $4.3 million for the three and six months ended June 30, 2015, respectively, and $1.7 million and $3.1 million for the three and six months ended June 30, 2014, respectively. Base management fees increased due to the increase in total assets, as well the agreement to waive a portion of base management during the three months ended March 31, 2014. WhiteHorse Advisers agreed to waive that portion of the base management fees payable with respect to cash and cash equivalents to which it otherwise would have been entitled to under the Investment Advisory Agreement in determining the carrying value of consolidated gross assets as of December 31, 2013 and March 31, 2014. This agreement resulted in the waiver of $0.1 million and $0.4 million of base management fees by WhiteHorse Advisers during the three and six months ended June 30, 2014. The waived fees are not subject to recoupment by WhiteHorse Advisers. No fees were waived during the three and six months ended June 30, 2015.

Performance-based incentive fees totaled $1.5 million and $2.8 million for the three and six months ended June 30, 2015, respectively and $1.0 million and $1.1 million for the three and six months ended June 30, 2014, respectively. Performance-based incentive fees increased due to the application of the hurdle rate provisions in the Investment Advisory Agreement.

Administrative fees for the three and six months ended June 30, 2015 totaled $0.3 million and $0.6 million, respectively. This compares to administrative fees of $0.4 million and $0.7 million for the three and six months ended June 30, 2014, respectively.

General and administrative expenses were $0.7 million and $1.1 million for the three and six months ended June 30, 2015 and 2014, respectively, and $0.6 million and $1.6 million during the three and six months ended June 30, 2014, respectively. General and administrative expenses for the three months ended March 31, 2014, included non-recurring capital markets related professional fees of approximately $0.4 million.

Net Realized and Unrealized (Losses) Gains on Investments

We incurred net realized losses of $0.3 million and $0.4 million on the sales of investments during the three and six months ended June 30, 2015. We incurred no realized gains or losses for the three or six months ended June 30, 2014.

For the three and six months ended June 30, 2015, we incurred net unrealized appreciation of $0.2 million and net unrealized depreciation of $0.3 million, respectively. For the three and six months ended June 30, 2014, we incurred net unrealized appreciation of $1.0 million and $3.4 million, respectively. Unrealized appreciation and depreciation arose from credit-related adjustments and the reversal of unrealized depreciation or appreciation due to repayments or disposals.

Comparison of the Years Ended December 31, 2014, December 2013 and December 31, 2012

The consolidated results of operations for the years ended December 31, 2014 and 2013 are not directly comparable to the consolidated results of operations for the year ended December 31, 2012, since the year ended December 31, 2012 includes operating results prior to the BDC Conversion and prior to the execution of our Investment Advisory Agreement, Administration Agreement and certain of our debt agreements.

Investment Income

Investment income for the years ended December 31, 2014, 2013 and 2012, respectively, totaled $37.5 million, $37.6 million and $44.8 million and was attributable to interest, fees and dividends earned from investments in portfolio companies. Investment income included fee income, primarily related to amendments and prepayments, of $1.6 million, $3.5 million and $2.3 million for the years ended December 31, 2014, 2013 and 2012, respectively. Investment income excluding fee income increased from 2013 to 2014 due to a larger investment portfolio, offset partially by the impact of spread compression. Fee income declined in 2014 due to a lower level of loan prepayments than in 2013. Investment income was lower during 2013 than during 2012 primarily because we distributed assets of approximately $102.9 million to members of WhiteHorse Finance, LLC prior to the BDC Conversion.

Operating Expenses

Expenses, net of fees waived, were $20.5 million, $18.3 million and $2.6 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Interest expense on our Credit Facility, Senior Notes and Unsecured Term Loan totaled $5.8 million, $5.3 million and approximately $1.1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Base management fees, net of fees waived, and performance-based incentive fees totaled $7.1 million and $3.4 million, respectively, for the year ended December 31, 2014, $4.8 million and $4.8 million, respectively, for the year ended December 31, 2013, and $0.3 million and zero, respectively, for the year ended December 31, 2012. Base management fees increased from 2013 to 2014 due to the increase in total assets, as well as the change in the calculation of the base management fees. In accordance with the Investment Advisory Agreement with WhiteHorse Advisers, cash and cash equivalents were excluded from the calculation of base management fees in determining the carrying value of consolidated gross assets as of December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013. In addition, WhiteHorse Advisers agreed to waive that portion of the base management fees payable with respect to cash and cash equivalents to which it otherwise would have been entitled to under the Investment Advisory Agreement in determining the carrying value of consolidated gross assets as of December 31, 2013 and March 31, 2014. The waived fees are not subject to recoupment by WhiteHorse Advisers. Performance-based incentive fees decreased from 2013 to 2014 due to the application of the hurdle rate provisions in the Investment Advisory Agreement.

Administrative service fees totaled approximately $1.5 million, $1.2 million and $0.1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Interest expense, investment advisory fees and administrative service fees incurred were lower during 2012 than during 2013 and 2014 because the Investment Advisory Agreement and Administration Agreement were not in effect until after the BDC Conversion, and because our debt agreements, described in further detail below, were not in place for the full year ended December 31, 2012.

Net Realized and Unrealized Gains and Losses on Investments

We incurred net realized losses on investments of $0.1 million and $2.8 million, respectively, for the years ended December 31, 2014 and 2012. There were no net realized gains or losses for the year ended December 31, 2013. The net realized losses incurred during 2012 were attributable primarily to assets distributed to the members of WhiteHorse Finance, LLC prior to the completion of the BDC Conversion.

Net unrealized appreciation was $2.6 million, net unrealized depreciation was $0.3 million and net unrealized appreciation was $0.1 million respectively, for the years ended December 31, 2014, 2013 and 2012, due to credit related adjustments, which caused changes in fair value, and the reversal of unrealized appreciation or depreciation on investments disposed of during each of those years.

Financial Condition, Liquidity and Capital Resources

As a business development company, we distribute substantially all of our net income to our stockholders. We generate cash primarily from offerings of debt or equity securities, the Credit Facility and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to fund a portion of our investments through future borrowings under the Credit Facility. In the future, we may obtain borrowings under other credit facilities and from issuances of senior securities. We may also borrow funds to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities or if our board of directors determines that leveraging our portfolio would be in our best interest and the best interests of our stockholders.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. Any decision to sell shares below the then-current net asset value per share of our common stock is subject to stockholder approval and a determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests. On August 3, 2015, our stockholders approved a proposal authorizing us, with the approval of our board of directors, to sell shares of our common stock during the next 12 months at a price below the then-current net asset value per share, subject to certain limitations as described in the proxy statement for our annual meeting of stockholders. Any sale or other issuance of shares of our common stock at a price below net asset value per share results in immediate dilution to our stockholders’ interests in our common stock and a reduction in our net asset value per share.

Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing the Credit Facility. Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. Restricted cash that represents interest or fee income is transferred to unrestricted cash accounts by the trustee once a quarter after the payment of operating expenses and amounts due under the Credit Facility.

Comparison of the Six Months Ended June 30, 2015 and June 30, 2014

Our operating activities generated cash and cash equivalents of $24.0 million during the six months ended June 30, 2015, primarily from the net divestiture of investments. Our financing activities used cash and cash equivalents of $16.3 million during the six months ended June 30, 2015, primarily for the repayment of borrowings under the Credit Facility and the payment of distributions to stockholders.

Our operating activities used cash and cash equivalents of $92.6 million during the six months ended June 30, 2014, primarily for the net acquisition of investments. Our financing activities provided cash and cash equivalents of $6.5 million during the six months ended June 30, 2014, primarily from borrowings under the Credit Facility, partially offset by the payment of distributions to stockholders.

As of June 30, 2015, we had cash and cash equivalents resources of $27.3 million, including $7.9 million of restricted cash. As of the same date, we had approximately $49.5 million undrawn and available to be drawn under the Credit Facility based on the collateral and portfolio quality requirements stipulated in the related credit and security agreement.

Comparison of the Years Ended December 31, 2014, 2013 and 2012

Our operating activities used cash and cash equivalents of approximately $139.8 million during the year ended December 31, 2014, primarily for the net acquisitions of investments. Our financing activities generated cash and cash equivalents of approximately $58.5 million during the year ended December 31, 2014, primarily from borrowings under the Credit Facility, partially offset by the payment of distributions to stockholders.

Our operating activities used cash and cash equivalents of approximately $13.3 million during the year ended December 31, 2013, primarily for the net acquisitions of investments. Our financing activities used cash and cash equivalents of approximately $49.9 million during the year ended December 31, 2013, primarily for the repayment of borrowings under the Credit Facility and the payment of distributions to stockholders.

Our operating activities provided cash and cash equivalents of approximately $31.4 million during the year ended December 31, 2012, primarily from the net disposition of investments. Our financing activities provided cash and cash equivalents of approximately $124.7 million during the year ended December 31, 2012, primarily from sales of our common stock and borrowings under our credit facilities, partially offset by members’ equity distributions prior to the BDC Conversion.

As of December 31, 2014, we had cash and cash equivalents resources of $16.1 million, including $4.5 million of restricted cash. As of the same date, we had $44.5 million undrawn and available to be drawn under the Credit Facility based on the collateral and portfolio quality requirements stipulated in the related credit and security agreement.

As of December 31, 2013, we had cash and cash equivalents resources of $96.0 million, including $3.1 million of restricted cash. As of the same date, we had $125.0 million undrawn under the Credit Facility, of which approximately $95.0 million was available to be drawn based on the collateral and portfolio quality requirements stipulated in the related credit and security agreement.

Credit Facility

On September 27, 2012, our wholly owned subsidiary, WhiteHorse Finance Warehouse LLC, or WhiteHorse Warehouse, entered into a $150 million secured revolving credit facility, or the Credit Facility, with an asset-backed commercial paper conduit, for which Natixis, New York Branch, provides liquidity support, to finance the business of WhiteHorse Warehouse in acquiring, managing and financing loans consistent with our investment strategy.

On August 13, 2014, we amended the terms of the Credit Facility to (a) extend the reinvestment period from September 27, 2014 to March 27, 2015, with the option to extend the reinvestment period by an additional six months to September 27, 2015, (b) extend the final maturity date from September 27, 2020 to September 27, 2021, (c) increase the borrowing capacity under certain conditions by reducing certain concentration limitations, (d) reduce the commitment fee from 1.00% to 0.75% and (e) include an accordion feature which allows for the expansion of the borrowing limit up to $200 million subject to consent from the lenders and other customary conditions. On March 12, 2015, we exercised our option to extend the reinvestment period from March 27, 2015 to September 27, 2015.

As of June 30, 2015, December 31, 2014 and 2013, respectively, we had $100.5 million, $105.5 million and $25.0 million in outstanding borrowings under the Credit Facility and, based on the collateral and portfolio requirements stipulated in the Credit Facility agreement, approximately $49.5 million, approximately $44.5 million and approximately $95.0 million, respectively, was available to be drawn on such dates. The Credit Facility is secured by all of the assets of WhiteHorse Warehouse, which included loans with a fair value of $334.7 million, $357.7 million and $206.8 million as of June 30, 2015, December 31, 2014 and 2013, respectively.

The Credit Facility includes customary events of default for credit facilities of this nature, including breaches of representations, warranties or covenants by WhiteHorse Warehouse or by us, insolvency events affecting WhiteHorse Warehouse or us, the occurrence of a change in control, failure to maintain certain overcollateralization ratios required under the Credit Facility, if we or an approved affiliate or successor collateral manager cease to act as collateral manager, if we or one of our executive officers commits fraud or is indicted for a felony with respect to the Credit Facility or if we, one of our investment advisory affiliates or any of their respective executive officers commits fraud or is indicted for a felony in the performance of similar investment advisory services for others.

Other than as described below in this paragraph, each loan made under the Credit Facility bears interest at an applicable commercial paper rate plus 2.25% (if the lender is a commercial conduit which has funded the loan through the issuance of commercial paper) or at LIBOR plus 2.75% (if the lender is not a commercial paper conduit or has not otherwise funded the loan through the issuance of commercial paper). We also incur a commitment fee of 0.75% per annum on any undrawn balance. Our ability to draw under the Credit Facility is scheduled to terminate at the end of the reinvestment period on September 27, 2015. At the expiration of the reinvestment period, the interest rate on borrowings under the Credit Facility will increase by 0.50%. Following an event of default, the interest rate applicable on obligations under the Credit Facility that are not paid when due will increase by 2.00% per annum. If the commercial paper rate or LIBOR cannot be determined or it is illegal for a lender to charge such rate, then the interest rate applicable under the Credit Facility will be a base rate equal to the highest of the prime rate as announced in The Wall Street Journal, the federal funds rate plus 0.50% or a specified LIBOR, in each case as defined in the Credit Facility.

If we fail to perform our obligations under the Credit Facility or the related loan sale agreement and collateral management agreement, an event of default may occur under the Credit Facility, which could cause the Lender to accelerate all of the outstanding debt and other obligations under the Credit Facility or to exercise other remedies under the Credit Facility. Any such developments could have a material adverse effect on our financial conditions and results of operations.

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Senior Notes

On July 23, 2013, we completed a public offering of $30.0 million of aggregate principal amount of 6.50% senior notes due 2020, or the Senior Notes, the net proceeds of which were used to reduce outstanding obligations under our Unsecured Term Loan. Interest on the Senior Notes is paid quarterly on March 31, June 30, September 30 and December 31, at an annual rate of 6.50%. The Senior Notes mature on July 31, 2020. The Senior Notes are our direct senior unsecured obligations, rank senior to our Unsecured Term Loan and are structurally subordinate to borrowings under the Credit Facility. The Senior Notes are listed on the NASDAQ Global Select Market under the symbol “WHFBL”.

Unsecured Term Loan

On November 8, 2012, we entered into a $90.0 million unsecured term loan agreement with Citibank, N.A., as the sole lead arranger, and H.I.G. Bayside Loan Opportunity Fund II, L.P., or Loan Fund II, as guarantor. On July 9, 2013, we amended the terms of our Unsecured Term Loan to subordinate the Unsecured Term Loan to the Senior Notes. On July 19, 2013, we further amended the terms of our Unsecured Term Loan to lower the annual interest rate from LIBOR plus 2.75% to LIBOR plus 2.20%. The amendment also extended the maturity date by one year to July 3, 2015. On July 24, 2013, we repaid $35.0 million of our original borrowings. On December 22, 2014, we further amended the unsecured term loan agreement, effective January 6, 2015, to (i) reduce the annual interest rate by 55 basis points, from LIBOR plus 2.2% to LIBOR plus 1.65% and (ii) extend the maturity date by one year to July 3, 2016.

As of each of June 30, 2015, December 31, 2014 and December 31, 2013, we had $55.0 million in outstanding borrowings under our Unsecured Term Loan.

Under the terms of the amended Unsecured Term Loan, with respect to which we pledged no collateral to the lenders, we are required to pay interest monthly at the annual rate, except at its option and under certain other circumstances at one of several other interest rates. The Unsecured Term Loan is subject to customary covenants and events of default, such as failure to pay the principal of, or interest on, the Unsecured Term Loan, certain events of bankruptcy, insolvency or reorganization occur or a payment default under certain of our other debt obligations. The Unsecured Term Loan includes customary restrictions that limit our ability to pay dividends under certain circumstances, to merge with another entity unless WhiteHorse Finance, Inc. is the surviving entity following the merger and to amend its organizational documents. Loan Fund II has guaranteed our obligation to make payments under the Unsecured Term Loan. Loan Fund II, as the guarantor of the Unsecured Term Loan, has the right to require the lenders to assign the loan to it under certain circumstances. We are permitted to prepay amounts outstanding under the Unsecured Term Loan in whole or in part without penalty.

Distributions

During the six months ended June 30, 2015, we declared distributions of $0.71 per share, for total distributions of $10.6 million. During the years ended December 31, 2014 and 2013, we declared distributions of $1.42 and $1.42 per share, respectively, for total distributions of $21.3 million and $21.3 million. For the period from December 4, 2012 to December 31, 2012, and after the BDC Conversion, we declared a distribution of $0.108 per share, for a total distribution of $1.6 million. Prior to the BDC Conversion, the Company did not have common shares outstanding. We monitor available net investment income to determine if a return of capital for taxation purposes may occur for the fiscal year.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. During the six months ended June 30, 2015, distributions to stockholders included a return of capital for tax purposes, which we estimate to be approximately $0.1 million, based on current earnings for the fiscal year ending December 31, 2015. For the years ended December 31, 2014, 2013 and 2012, distributions to stockholders did not include a return of capital for tax purposes.

The specific tax characteristics of the distribution are reported to stockholders on Form 1099-DIV after the end of each calendar year and in our periodic reports with the SEC. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

Portfolio Investments and Yield

As of June 30, 2015, our investment portfolio consisted primarily of senior secured loans across 32 positions in 26 companies with an aggregate fair value of $387.5 million. As of that date, the majority of our portfolio was comprised of senior secured loans to small-cap borrowers and approximately 96.3% of those loans were variable-rate investments (primarily indexed to LIBOR). As of June 30, 2015, our portfolio had an average investment size of $12.1 million, with investment sizes ranging from less than $0.1 million to $42.0 million and a weighted average effective yield of 11.7%.

As of December 31, 2014, our investment portfolio consisted primarily of senior secured loans across 37 positions in 31 companies with an aggregate fair value of $403.5 million. As of that date, the majority of our portfolio was comprised of senior secured loans to small-cap borrowers and approximately 96.1% of those loans were variable-rate investments (primarily indexed to LIBOR). As of December 31, 2014, our portfolio had an average investment size of $10.9 million, with investment sizes ranging from less than $0.1 million to $43.0 million and a weighted average effective yield of 11.3%.

As of December 31, 2013, our investment portfolio consisted primarily of senior secured loans across 21 positions in 19 companies with an aggregate fair value of $272.4 million. As of that date, the majority of our portfolio was comprised of senior secured loans to small-cap borrowers and consisted of approximately 88.4% variable-rate investments (primarily indexed to LIBOR). As of December 31, 2013, our portfolio had an average investment size of $13.0 million, with investment sizes ranging from $1.0 million to $33.6 million and a weighted average effective yield of 11.8%.

For the six months ended June 30, 2015, WhiteHorse Finance invested $49.4 million in new and existing portfolio companies, offset by repayments and sales of $66.1 million. Repayments included $8.4 million of scheduled repayments and $19.3 million of unscheduled repayments.

For the six months ended June 30, 2014, WhiteHorse Finance invested $105.3 million in new and existing portfolio companies, offset by repayments of $35.1 million. Gross repayments were comprised of refinancings of $19.0 million and scheduled repayments of $16.1 million.

For the year ended December 31, 2014, WhiteHorse Finance invested approximately $255.2 million in new and existing portfolio companies, offset by net repayments and sales of approximately $129.4 million. Net repayments and sales consisted of gross repayments of approximately $113.4 million, less approximately $5.8 million redeployed in new facilities at some of those same companies through refinancing activity, and sales of $21.8 million. Gross repayments included approximately $24.7 million of scheduled repayments and approximately $88.7 million of unscheduled repayments. On a gross basis, ignoring the impact of refinancings, WhiteHorse Finance invested approximately $261.0 million in 26 companies during 2014.

For the year ended December 31, 2013, WhiteHorse Finance invested approximately $205.7 million in new and existing portfolio companies, offset by net repayments of approximately $115.9 million. Net repayments consisted of gross repayments of approximately $169.5 million, less approximately $53.6 million redeployed in new facilities at some of those same companies through refinancing activity. Gross repayments included approximately $46.1 million related to those refinancings, approximately $17.5 million of scheduled repayments and approximately $105.9 million of unscheduled repayments. On a gross basis, ignoring the impact of refinancings, WhiteHorse Finance invested approximately $259.2 million in 19 companies during 2013.

We actively monitor and manage our portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio diversification and risk exposure. This assessment includes a review of portfolio concentration by issuer, industry, geography and type of credit as well as an evaluation of our portfolio’s exposure to macroeconomic factors and cyclical trends.

We believe that consistent, active monitoring of individual companies and the broader market is integral to portfolio management and a critical component of our investment process. Our investment adviser uses several methods to evaluate and monitor the performance and fair value of our investments, which may include the following:

•	frequent discussions with management and sponsors, including board observation rights where possible;
•	comparing/analyzing financial performance to the portfolio company’s business plan, as well as our internal projections developed at underwriting;
•	tracking portfolio company compliance with covenants as well as other metrics identified at initial investment stage, such as acquisitions, divestitures, product development and specified management hires; and
•	periodic review by the investment committee of each asset in the portfolio and more rigorous monitoring of “watch list” positions.

As part of the monitoring process, our investment adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. This risk rating system is intended to identify and assess risks relative to when we initially made the investment and could be impacted by such factors as company-specific performance, changes in collateral, changes in potential exit opportunities or macroeconomic conditions.

All investments are initially assigned a rating of 2, as this grade represents a company that is meeting initial expectations with regard to performance and outlook. A rating may be improved to a 1 if, in the opinion of our investment adviser, a portfolio company’s risk of loss has been reduced relative to initial expectations. An investment will be assigned a rating of 3 if the risk of loss has increased relative to initial expectations and will be assigned a rating of 4 if our investment principal is at a material risk of not being fully repaid. A rating of 5 indicates an investment is in payment default and has significant risk of not receiving full repayment.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value:

	June 30, 2015		December 31, 2014		December 31, 2013
Investment Performance Rating	Investments at Fair Value (Dollars in Millions)	Percentage of Total Portfolio	Investments at Fair Value (Dollars in Millions)	Percentage of Total Portfolio	Investments at Fair Value (Dollars in Millions)	Percentage of Total Portfolio
1	$—	—%	$—	—%	$—	—%
2	355.2	91.7	403.5	100.0	251.7	92.4
3	32.3	8.3	—	—	20.7	7.6
4	—	—	—	—	—	—
5	—	—	—	—	—	—
Total Portfolio	$387.5	100.0%	$403.5	100.0%	$272.4	100.0%

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in our financial statements. However, from time to time, inflation may impact the operating results of our portfolio companies.

Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve elements of liquidity and credit risk in excess of the amount recognized on the statements of assets and liabilities.

As of June 30, 2015, December 31, 2014 and December 31, 2013, respectively, we had commitments to fund approximately $18.0 million, $20.5 million and $1.2 million of revolving lines of credit or delayed draw facilities. During the three and six months ended June 30, 2015, we funded $4.0 million and $6.5 million, respectively, of the commitments outstanding as of December 31, 2014. During the year ended December 31, 2014, we funded no commitments that were outstanding as of December 31, 2013. During the year ended December 31, 2013, we funded $1.1 million of commitments that were outstanding as of December 31, 2012.

Distributions

In order to maintain our status as a RIC and to avoid corporate-level tax on income, we must distribute to our stockholders, for each taxable year, an amount at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years on which we paid no U.S. federal income tax.

The timing and amount of our quarterly distributions, if any, are determined by our board of directors. While we intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution, we may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder receives cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Contractual Obligations

A summary of our significant contractual payment obligations as of June 30, 2015 is as follows:

	Payments Due by Period (Dollars in millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Credit facility	$100.5	$—	$—	$—	$100.5
Senior notes	30.0	—	—	—	30.0
Unsecured Term Loan	55.0	—	55.0	—	—
Total contractual obligations	$185.5	$—	$55.0	$—	$130.5

As of June 30, 2015, we had approximately $49.5 million of unused borrowing capacity under the Credit Facility, all of which was available to be drawn.

We entered into the Investment Advisory Agreement with WhiteHorse Advisers in accordance with the 1940 Act. The Investment Advisory Agreement became effective upon the pricing of the IPO. Under the Investment Advisory Agreement, WhiteHorse Advisers manages our day-to-day investment operations and provides us with access to personnel and an investment committee and certain other resources so that we may fulfill our obligation to act as collateral manager of WhiteHorse Warehouse under the Credit Facility. Payments under the Investment Advisory Agreement in future periods will be equal to (1) a management fee equal to a percentage of the value of our consolidated gross assets and (2) an incentive fee based on our performance.

We also entered into the Administration Agreement with WhiteHorse Administration on December 4, 2012. Pursuant to the Administration Agreement, WhiteHorse Administration furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. WhiteHorse Administration also furnishes us with the resources necessary for us to act as collateral manager to WhiteHorse Warehouse under the Credit Facility. If requested to provide managerial assistance to our portfolio companies, WhiteHorse Administration will be paid an additional amount based on the services provided, which amount will not, in any case, exceed the amount we receive from the portfolio companies for such services. Payments under the Administration Agreement will be based upon our allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer, chief financial officer and chief operating officer along with their respective staffs.

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	WhiteHorse Advisers manages our day-to-day operations and provides investment management services to us pursuant to the Investment Advisory Agreement.
•	WhiteHorse Administration and certain of its affiliates provide us with the office facilities and administrative services, including access to the resources necessary for us to perform our obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility and for certain portfolio companies, pursuant to the Administration Agreement.
•	We have entered into the License Agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name.
•	Concurrent with the closing of our IPO, certain of our directors and officers, the managers of our investment adviser and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, purchased an additional 472,673 shares through the Concurrent Private Placement for proceeds to us of approximately $7.1 million. We received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

WhiteHorse Advisers, WhiteHorse Administration or their respective affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, WhiteHorse Advisers, WhiteHorse Administration or their respective affiliates may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. Such persons may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with WhiteHorse Advisers or WhiteHorse Administration. WhiteHorse Advisers or its affiliates will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time.

Critical Accounting Policies

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. We have identified the following as critical accounting policies.

Basis for Consolidation

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Topic 946, Financial Services-Investment Companies, or ASC Topic 946, we are precluded from consolidating any entity other than another investment company. As provided under ASC Topic 946, we generally consolidate any investment company when we own 100% of its partners’ or members’ capital or equity units. We own a 100% equity interest in WhiteHorse Warehouse, which is an investment company for accounting purposes. As such, we have consolidated the accounts of WhiteHorse Warehouse and its subsidiary, Bayside Financing S.A.R.L., into our financial statements. As a result of this consolidation, the amount outstanding under Credit Facility is treated as our indebtedness.

Valuation of Portfolio Investments

We value our investments in accordance with ASC, Topic 820 — Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC Topic 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

Our portfolio consists primarily of debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers or other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain, may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firms each quarter. When an external event occurs with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by such external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our investment committee and our investment adviser.
•	The audit committee of the board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

Level 1:	Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.
Level 2:	Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:	Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

Fair value for each investment is derived using a combination of valuation methodologies that, in the judgment of the investment committee of the Investment Adviser are most relevant to such investment, including being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms’-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method or (vi) the option pricing method.

Investment Transactions and Related Investment Income and Expense

We record our investment transactions on a trade date basis, which is the date when we have determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on our consolidated statement of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

We accrue interest income if we expect that ultimately we will be able to collect it. Generally, when an interest payment default occurs on a loan in our portfolio, or if our management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, we place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that such interest will not be collected and the amount of uncollectible interest can be reasonably estimated. Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized to interest income or expense, respectively, over the maturity periods of the investments.

Interest expense is recorded on an accrual basis. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when we make certain investments. These expenses are recognized in the consolidated statement of operations as they are incurred.

Loan Origination, Facility, Commitment and Amendment Fees

We may receive fees in addition to interest income from the loans during the life of the investment. We may receive origination fees upon the origination of an investment. We defer these origination fees and deduct them from the cost basis of the investment and subsequently accrete them into income over the term of the loan. We may receive facility, commitment and amendment fees, which are paid to us on an ongoing basis. We accrue facility fees, sometimes referred to as asset management fees, as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by us and we record them on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and we account for them upon completion of the amendments or waivers, generally when such fees are receivable. We include any such fees in interest income on the consolidated statement of operations.

Recent Accounting Pronouncements

During May 2015, the FASB issued Accounting Standards Update, or ASU, 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU 2015-07 will remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. This guidance is effective retrospectively for annual and interim periods beginning on or after December 15, 2016, and for interim periods within those fiscal years, with early adoption permitted. We are currently evaluating the impact ASU 2015-07 will have on our consolidated financial statements.

During April 2015, the FASB issued ASU 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, containing new guidance that will require debt issuance costs related to a recognized debt liability of a reporting entity to be presented in the statement of assets and liabilities as a direct reduction from the carrying amount of such debt liability. This guidance is effective for annual and interim periods beginning on or after December 15, 2015. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

During February 2015, the FASB issued ASU 2015-02, Amendments to the Consolidation Analysis, which amends the consolidation requirements set forth under ASC Topic 810. Under this revised standard, greater emphasis is placed on risk of loss when determining a controlling financial interest. This standard also amends how variable interests held by a reporting entity’s related parties affect the reporting entity’s consolidation conclusion. The amendments made by ASU 2015-02 are effective for annual reporting periods beginning after December 15, 2015, including interim periods within that reporting period. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. During the period covered by our financial statements, many of the loans in our portfolio had floating interest rates, and we expect that many of our loans to portfolio companies in the future will also have floating interest rates. These loans are usually based on a floating rate based on LIBOR that resets quarterly to the applicable LIBOR. Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. Since we plan to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Assuming that the consolidated statement of financial condition as of June 30, 2015 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates (dollars in millions).

Basis point increase	Increase in Interest Income	Increase in Interest Expense	Net Increase (Decrease)
100	$0.9	$1.6	$(0.7)
200	4.1	3.1	1.0
300	7.6	4.7	2.9
400	11.2	6.2	5.0
500	14.7	7.8	6.9

As of June 30, 2015, 97.9% of the floating rate investments in our portfolio had interest rate floors. Variable-rate investments subject to a floor generally reset periodically to the applicable floor and, in the case of investments in our portfolio, quarterly to a floor based on LIBOR, only if the floor exceeds the index. Under these loans, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor.

Although management believes that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit markets, the size, credit quality or composition of the assets in our portfolio and other business developments, including borrowing, that could affect net increase in net assets resulting from operations or net income. It also does not adjust for the effect of the time-lag between a change in the relevant interest rate index and the rate adjustment under the applicable loan. Accordingly, we can offer no assurances that actual results would not differ materially from the statement above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts to the extent permitted under the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

SENIOR SECURITIES
(In Thousands)

Information about our senior securities is shown in the following tables as of the end of the three fiscal years since our IPO, and as of June 30, 2015. The report of our independent registered public accounting firm, Crowe Horwath LLP, on the senior securities table as of December 31, 2014, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Facility
Fiscal 2015 (as of June 30, 2015, unaudited)	$100,500	$2,214	$—	N/A
Fiscal 2014	105,500	2,183	—	N/A
Fiscal 2013	25,000	3,064	—	N/A
Fiscal 2012	51,250	2,622	—	N/A
Senior Notes
Fiscal 2015 (as of June 30, 2015, unaudited)	$30,000	$2,214	$—	$1,014
Fiscal 2014	30,000	2,183	—	1,006
Fiscal 2013	30,000	3,064	—	982
Unsecured Term Loan
Fiscal 2015 (as of June 30, 2015, unaudited)	$55,000	$2,214	$—	N/A
Fiscal 2014	55,000	2,183	—	N/A
Fiscal 2013	55,000	3,064	—	N/A
Fiscal 2012	90,000	2,622	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in thousands)
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit (including for the Senior Notes, which were issued in $25 increments).
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, except for with respect to the Senior Notes, as other senior securities are not registered for public trading on a stock exchange. The average market value per unit for the Senior Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on December 5, 2012 and is currently traded on the NASDAQ Global Select Market under the symbol “WHF”. The following table sets forth, for each fiscal quarter since January 1, 2013, the NAV per share of our common stock, the high and low closing sales price for our common stock, such closing sales price as a premium or discount to our NAV per share and quarterly distributions per share.

			Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	(Discount) of Low Sales Price to NAV(2)
Period	NAV(1)		High	Low
Fiscal year ending December 31, 2015
Third Quarter(3)	$	N/A	$12.94	$11.62	N/A	N/A
Second Quarter		15.03	13.53	12.55	(10.0)%	(17.8)%
First Quarter		15.00	12.90	11.25	(14.0)	(25.0)
Fiscal year ended December 31, 2014
Fourth Quarter		$15.04	$13.66	$11.37	(9.2)%	(24.4)%
Third Quarter		15.16	14.48	13.25	(4.5)	(12.6)
Second Quarter		15.21	14.66	13.11	(3.6)	(13.8)
First Quarter		15.23	15.17	14.02	(0.4)	(7.9)
Fiscal year ended December 31, 2013
Fourth Quarter		$15.16	$15.74	$14.63	3.8%	(3.5)%
Third Quarter		15.09	15.85	14.71	5.0	(2.5)
Second Quarter		15.04	15.99	14.35	6.3	(4.6)
First Quarter		15.18	15.83	14.71	4.3	(3.1)

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAV shown is based on outstanding shares at the end of the period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Through August 19, 2015.

For all periods presented in the table above, there was no return of capital included in any distribution.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount or premium to NAV is separate and distinct from the risk that our NAV will decrease.

The last reported closing market price of our common stock on August 19, 2015 was $12.78 per share. As of August 19, 2015, we had 18 stockholders of record.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders have approved us to sell shares of our common stock below our then-current NAV per share during a 12-month period ending on August 2, 2016 in one or more public offerings of our common stock and may do so again in the future. In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors considered a variety of factors, including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;
•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;
•	The potential market impact of being able to raise capital in the current financial market;
•	The nature of any new investors anticipated to acquire shares in the offering;
•	The anticipated rate of return on and quality, type and availability of investments;
•	The leverage available to us, both before and after the offering and other borrowing terms; and
•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit our Investment Adviser, as the Investment Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of WhiteHorse Finance or from the offering of common stock at premium to NAV per share.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

We will not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering.

For example, if our most recently determined NAV per share at the time of the first offering is $10.00, and we have 100 million shares outstanding, the sale of an additional 25 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%.

If we subsequently determined that our NAV per share increased to $11.00 on the then outstanding 125 million shares and contemplated an additional offering, we could, for example, propose to sell approximately 31.25 million additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;
•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.001 per share after offering expenses and commissions (effectively a 100% discount from NAV). The 100% column in the following table is presented for illustrative purposes only, as the Company’s directors would not be able to approve such an offering under Delaware law.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—	$0.001	—
Decrease to Net Asset Value
Total shares outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder A
Shares held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage held by Stockholder A	1.0%	0.95%	(5.00)%	0.91%	(9.00)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%	$80,000	(20.00)%
Total investment by Stockholder A (assumed to be $10.00 per share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Total dilution to Stockholder A (total NAV less total investment)	—	$(200)	—	$(900)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV per share held by Stockholder A	—	$9.98	—	$9.91	—	$9.50	—	$8.00	—
Investment per share held by Stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per share held by Stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—	$(2.00)	—
Percentage dilution to Stockholder A (dilution per share divided by investment per share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%	—	(20.00)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the (dilutive) and accretive effect in the hypothetical 25% discount offering from the prior chart for Stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 shares which is 0.50% of the offering of 250,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 shares which is 1.50% of the offering of 250,000 shares rather than their 1.00% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$7.89	—	$7.89	—
Net proceeds per share to issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to Net Asset Value
Total shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
(Dilution)/Accretion to Participating Stockholder A
Shares held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by Stockholder A	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by Stockholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by Stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to Stockholder A (total NAV less total investment)	—	(2,988)	—	$1,037	—
Per Share Amounts
NAV per share held by Stockholder A	—	$9.50	—	$9.50	—
Investment per share held by Stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
(Dilution)/accretion per share held by Stockholder A (NAV per share less investment per share)	—	$(0.27)	—	$0.08	—
Percentage (dilution)/accretion to Stockholder A ((dilution)/accretion per share divided by investment per share)	—	—	(2.76)%	—	0.85%

Impact on New Investors

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to any underwriting discounts and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to any underwriting discounts and expenses paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder who purchases the same percentage (1.00%) of the shares in the three different hypothetical offerings of common stock of different sizes and levels of discount from NAV per share. The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive and accretive effects on Stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.001 per share after offering expenses and commissions (effectively a 100% discount from NAV). The 100% column in the following table is presented for illustrative purposes only, as the Company’s directors would not be able to approve such an offering under Delaware law.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—	$0.001	—
Decrease to Net Asset Value
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder A
Shares held by Stockholder A	—	500	—	1,000	—	2,500	—	2,500	—
Percentage held by Stockholder A	—	0.05%	—	0.90%	—	0.20%	—	0.20%	—
Total Asset Values
Total NAV held by Stockholder A	—	$4,990	—	$9,910	—	$23,750	—	$20,000	—
Total investment by Stockholder A	—	$5,000	—	$9,470	—	$19,725	—	$2.50	—
Total (dilution)/accretion to Stockholder A (total NAV less total investment)	—	$(10)	—	$440	—	$4,025	—	$19,997.50	—
Per Share Amounts
NAV per share held by Stockholder A	—	$9.98	—	$9.91	—	$9.50	—	$8.00	—
Investment per share held by Stockholder A	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
(Dilution)/Accretion per share held by Stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$0.44	—	$1.61	—	$8.00	—
Percentage (dilution)/accretion to Stockholder A ((dilution)/accretion per share divided by investment per share)	—	—	(0.20)%	—	4.65%	—	20.41%	—	—

THE COMPANY

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes we have elected to be treated as a RIC under Subchapter M of the Code and intend to qualify annually for such treatment.

We are a direct lender targeting debt investments in privately held, small-cap companies located in the United States. We define the small-cap market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on LIBOR and have a term of three to six years. While we focus principally on originating senior secured loans to small-cap companies, we may also make opportunistic investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

As of June 30, 2015, our investment portfolio consisted primarily of senior secured loans across 32 positions in 26 companies, with an aggregate fair value of $387.5 million. As of December 31, 2014, our investment portfolio consisted primarily of senior secured loans across 37 positions in 31 companies with an aggregate fair value of approximately $403.5 million. As of December 31, 2013, our investment portfolio consisted primarily of senior secured loans across 21 positions in 19 companies with an aggregate fair value of approximately $272.4 million. At each date, the majority of our portfolio comprised senior secured loans to small-cap borrowers.

WhiteHorse Advisers

Our investment activities are managed by our Investment Adviser, H.I.G. WhiteHorse Advisers, LLC. Our Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. WhiteHorse Advisers was organized in May 2012 and is a registered investment adviser under the Advisers Act. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to our Investment Adviser. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average-adjusted gross assets (including leverage, unrealized depreciation or appreciation on derivative instruments, and cash collateral on deposit with custodian) and, therefore, our Investment Adviser benefits when we incur debt or use leverage. Additionally, under the incentive fee structure, our Investment Adviser benefits when capital gains are recognized and, because it determines when a holding is sold, our Investment Adviser controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how our Investment Adviser addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review WhiteHorse Advisers’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “The Adviser and the Administrator — Investment Advisory Agreement — Board of Directors’ Approval of the Investment Advisory Agreement.”

WhiteHorse Advisers is an affiliate of H.I.G. Capital. WhiteHorse Advisers has entered into the Staffing Agreement with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to WhiteHorse Advisers and to provide access to its senior investment personnel to enable WhiteHorse Advisers to perform all of its obligations under the Investment Advisory Agreement. See “Business — Staffing Agreement” for a discussion of the Staffing Agreement. We believe that the Staffing Agreement provides our Investment Adviser with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by H.I.G. Capital in the ordinary course of its business and commits the members of H.I.G. Capital’s investment committee to serve as members of our investment committee.

WhiteHorse Administration

WhiteHorse Administration, an affiliate of WhiteHorse Advisers, provides the administration services necessary for us to operate. The Administrator furnishes us with office facilities and equipment and provides us clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records we are required to maintain and preparing our reports to our stockholders and reports filed with the SEC. In addition, the Administrator also assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns, printing and disseminating reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator. We reimburse the Administrator for the allocable portion (subject to the review and approval of our board of directors) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. The Administrator also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

H.I.G. Capital

H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. H.I.G. Capital was founded in 1993 and, for more than 20 years, has grown by continually enhancing its strategic investment capabilities into additional asset classes within the small-cap market. As of June 30, 2015, H.I.G. Capital managed approximately $15 billion of capital (based on the regulatory AUM as reported on Form ADV) through a number of buyout, credit-oriented and growth capital funds, each of which is focused on the small-cap market. As of such date, H.I.G. Capital operated through domestic offices in Atlanta, Boston, Chicago, Dallas, Miami, New York and San Francisco and international offices in Hamburg, London, Madrid, Milan, Paris and Rio de Janeiro and had a team of approximately 280 investment professionals. H.I.G. Capital’s investment professionals share a common investment philosophy built around a highly analytical, private equity-like framework of rigorous business assessment, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions. H.I.G. Capital has built an extensive and proprietary network of informal and unconventional deal sources in the small-cap business community consisting of accountants, attorneys, and other advisors who have access to small-cap companies. We believe that H.I.G. Capital, as an experienced small-cap investor, has a demonstrated ability to identify, source, analyze, invest and monitor investments in the small-cap market. H.I.G. Capital is headquartered in Miami, Florida.

Market Opportunity

We pursue an investment strategy focused on originating senior secured loans to small-cap companies, including first lien and second lien facilities. We may also make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and receive warrants to purchase common stock in connection with our debt investments. We believe that market inefficiencies and an imbalance between the supply of, and demand for, capital in the small-cap credit market creates an attractive investment opportunity through the origination of primary loans for the following reasons:

Specialized Lending Requirements.  We believe that several factors render traditional banks and providers of credit ill-suited to lend to small-cap companies. In our experience, lending to small-cap companies: (1) is generally more labor intensive than lending to larger companies due to fewer management resources at small-cap companies and often fragmented information available regarding such companies, particularly where no financial sponsor is involved, (2) requires more rigorous due diligence and underwriting practices than lending to larger companies, and (3) requires a substantial network of deal sources to identify appropriate opportunities because such borrowers often do not engage a financial advisor, or engage smaller, less sophisticated financial advisors focused on the small-cap market. As a result, only a limited segment of the lending community has historically served small-cap borrowers.

Reduced Lending by Commercial Banks.  Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords, or Basel III, in addition to the continued ownership of legacy non-performing assets, have significantly curtailed banks’ lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to small-cap companies in favor of lending, managing capital markets transactions and providing other non-lending services to their larger customers. We expect bank lending to small-cap companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. We believe that the relative decline in competition will drive a higher volume of deal flow to us.

Reduced Credit Supply from Non-Bank Lenders.  We believe lending to small-cap companies from non-bank lenders is constrained as many of those lenders have gone out of business, exited the market or are winding down. Along with the constraints in bank lending, this situation provides a promising environment in which to originate loans to small-cap companies.

Significant Demand for Credit.  We believe that, despite the constrained supply situation, demand for debt financing from small-cap companies will remain strong. Small-cap companies consistently require credit to support investments and growth initiatives and to finance acquisitions. When combined with the decreased availability of debt financing for companies described above, these factors should increase lending opportunities for us.

Inefficient Market.  We believe there are a number of inefficiencies in the small-cap credit market that will allow us to achieve superior risk-adjusted returns relative to other types of loans. Unlike larger companies, small-cap borrowers may not have a financial advisor and, as a result, may not receive as many financing offers, leading to more favorable financing terms for us, and may be less sophisticated in negotiating the terms of their financing. Moreover, the simpler capital structures frequently found in small-cap companies enhance protections and reduce or eliminate intercreditor issues. In addition, small-cap lenders face less competition than lenders to larger companies. As a result, small-cap lenders frequently have greater flexibility in structuring favorable transactions.

We believe these factors, taken together, should increase lending opportunities for us.

Competitive Strengths

Leading Small-Cap Market Position.  H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. With more than 20 years of investment experience focused primarily on small-cap companies, H.I.G. Capital believes it has a specialized knowledge of the small-cap marketplace and expertise in evaluating the issues and opportunities facing small-cap companies throughout economic cycles. We believe that the quality of these resources provides a significant advantage and contributes to the strength of our business.

Large and Experienced Management Team with Substantial Resources.  Our Investment Adviser has access through the Staffing Agreement to the resources and expertise of H.I.G. Capital’s large infrastructure, including over 470 employees in thirteen offices across the United States, Europe and South America as of June 30, 2015. As of such date, H.I.G. Capital had approximately 280 experienced investment professionals, including approximately 90 professionals dedicated to debt investing. We believe that the quality of these resources provides a significant advantage and will contribute to the strength of our business.

Extensive Deal Sourcing Infrastructure.  We believe that, given the inefficiencies of the small-cap market, finding smaller companies that represent attractive debt investment opportunities requires a different sourcing network than that used for investing in larger companies. Through the Staffing Agreement, our Investment Adviser has access to H.I.G. Capital’s extensive proprietary deal flow network of informal and unconventional potential deal sources in the small-cap business community, including accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. This sourcing network has been built over more than 20 years, as H.I.G. Capital has focused its growth on increasing and improving its strategic capabilities for investing in the small-cap market. Unlike other private equity firms that have grown “vertically” during this timeframe by raising larger funds focused on investing in larger companies, H.I.G. Capital has expanded “horizontally” by creating more funds and strategies centered on the small-cap market. As a result, we believe H.I.G. Capital has established itself as a “go to” investor for small-cap companies. H.I.G. Capital’s approximately 280 investment professionals are actively involved in sourcing opportunities. In addition, H.I.G. Capital’s in-house business development group of 30 dedicated deal sourcing professionals, as of June 30, 2015, remains in close contact with potential sources of opportunities through an outbound calling program. We believe H.I.G. Capital’s extensive deal sourcing infrastructure provides us access to investment opportunities that may not be available to many of our competitors.

Deep Credit Expertise.  We believe we will benefit from H.I.G. Capital’s extensive small-cap credit experience in evaluating, structuring and monitoring our investments. As of June 30, 2015, H.I.G. Capital’s credit platform managed approximately $8 billion of capital across multiple investment funds supported by more than 90 dedicated credit investment professionals. These investment professionals have invested in more than 1,000 loans and bring a depth of experience across a broad range of transaction types, including primary loan originations, secondary debt purchases and distressed debt investments, and focus on capital preservation by extending loans to portfolio companies with assets that it believes will retain sufficient value to repay us even in depressed markets or under liquidation scenarios. We believe this experience and expertise in credit documentation, loan structuring and restructuring negotiations to help protect our investments and maximize our recovery value to the extent a portfolio company does not perform as expected.

Disciplined Investment and Underwriting Process.  Through its more than 20 years of investment experience, H.I.G. Capital has developed a disciplined investment process entailing intensive “bottom-up” fundamental analysis in order to generate attractive risk-adjusted returns while preserving downside protection. This thorough due diligence process includes analyzing the following key target company criteria: (1) cash flow generation; (2) underlying asset valuation; (3) competitive position; (4) industry dynamics and (5) strength of management.

Our Investment Adviser utilizes the established investment processes developed by H.I.G. Capital to analyze investment opportunities, including structuring loans with appropriate covenants and pricing loans based on its knowledge of the small-cap market and on its rigorous underwriting standards. Each investment is reviewed by the investment committee, which is comprised of senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of June 30, 2015. This investment committee process brings the experience and perspectives of the committee members to the analysis and consideration of each investment. Subsequently, if an underwriting commitment is approved, our Investment Adviser will seek to structure and document the loan to protect us from risks identified in the due diligence process. Our Investment Adviser intends to actively monitor and manage our investment portfolio, including engaging in frequent discussions with management regarding company performance as well as general market conditions.

Investment Criteria/Guidelines

Our investment strategy is to generate current income and capital appreciation primarily by originating secured loans. We seek to create a broad portfolio consisting of investments generally in the range of $10 million to $50 million primarily in debt securities and loans of U.S. based small-cap companies. We primarily target borrowers in the United States with enterprise values of $50 million to $350 million across a broad range of industries. The proceeds of our loans are used for a variety of purposes, including refinancings of existing debt, acquisition financing, or working capital to support growth or realignment.

While we focus principally on originating senior secured loans to small-cap companies that we believe have attractive risk adjusted returns, including first lien and second lien facilities, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We may also invest in assets consistent with our investment strategy indirectly through the acquisitions of interests in other investment companies. We generate current income through the receipt of interest payments, origination and other fees, and dividends. Our typical loans carry a floating interest rate based on LIBOR plus a spread, have a term of three to six years, are secured by all tangible and intangible assets of the borrower and include covenants, monitoring and information rights in favor of the lender.

Target businesses will typically exhibit some or all of the following characteristics:

•	enterprise value of between $50 million and $350 million;
•	organized in the United States;
•	experienced management team;
•	stable and predictable free cash flows;
•	discernible downside protection through recurring revenue or strong tangible asset coverage;
•	products and services with distinctive competitive advantages or other barriers to entry;
•	low technology and market risk; and
•	strong customer relationships.

We expect that, from time to time, our investments may include certain non-qualifying assets, including assets of non-U.S. companies, certain publicly traded companies and, to a lesser extent and subject to certain limits under the 1940 Act, registered or unregistered investment companies, to the extent permissible under the 1940 Act. See “Risk Factors — Risks Relating to our Business and Structure — The lack of experience of our Investment Adviser is operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives” and “Regulation — Qualifying Assets.”

Investment Process Overview

Sourcing.  We believe that identifying small-cap companies that represent attractive debt investment opportunities requires a different sourcing network than is required for investments in larger companies. Whereas larger companies typically hire an investment bank to help develop marketing materials and run a financing process involving a large number of potential lenders to ensure pricing is determined by the market, small-cap companies typically do not have the resources to hire large financial advisors or investment banks. While these small-cap lending opportunities are far less competitive, they are more difficult to source.

Our deal flow and idea generation for small-cap investments primarily originates from H.I.G. Capital’s existing and extensive network of informal and unconventional deal sources in the small-cap business community. Built over the past 21 years, this deal sourcing network includes accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. While other alternative asset managers have grown “vertically” during this timeframe by raising funds focused on investing in larger companies, H.I.G. Capital has expanded “horizontally” by creating more funds and strategies centered on the small-cap market. As a result, we believe H.I.G. Capital has established itself as a “go to” investor for small-cap companies and their financial advisors across asset classes.

The contacts in H.I.G. Capital’s network generally operate outside of the structured investment banking infrastructure and typically play a limited introductory role to the companies and their management teams. In addition, H.I.G. Capital promotes a culture in which sourcing is considered a focus for all of its approximately 280 investment professionals in each of its thirteen offices, from analysts to managing directors. Lastly, H.I.G. Capital’s in-house business development group of 30 dedicated deal sourcing professionals supplements this effort through an outbound calling program.

Due Diligence.  We believe that the cornerstone of generating attractive risk-adjusted returns is a thorough due diligence process. We utilize the same methodology to evaluate potential investments that H.I.G. Capital has used for over 20 years, which includes employing a highly analytical, private equity-like framework for rigorously assessing companies, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions. As part of every transaction we consider, we analyze the following key target company criteria: (1) cash flow generation, (2) underlying asset valuation, (3) competitive position, (4) industry dynamics and (5) strength of management. In addition, our due diligence process for small-cap companies typically entails:

•	a thorough review of historical and pro forma financial information;
•	on-site visits with management;
•	a review of loan documents and material contracts;
•	third-party “quality of earnings” accounting due diligence, when appropriate;
•	research relating to the company’s business, industry, markets, products and services of competitors;
•	background checks on key managers; and
•	the commission of third-party market studies, when appropriate.

During the due diligence process, we utilize the significant resources across the broad H.I.G. Capital platform, including the sector expertise of the firm’s team of approximately 280 investment professionals, its industry contacts, and H.I.G. Capital’s network of over 190 current and former controlled portfolio companies. We believe that our access to these significant resources provides a great deal of supplementary information that should enable us to evaluate opportunities more quickly and effectively than our competitors. Furthermore, H.I.G. Capital has a team of in-house operators and strategy consultants that provides support in evaluating strategic issues. Legal and financial due diligence may also be conducted by attorneys and independent accountants as well as other outside advisers, as appropriate.

Structuring Originations.  Our Investment Adviser’s team has substantial expertise in structuring and documenting loans originated to small-cap companies. Our Investment Adviser works with outside counsel to structure loans with strong creditor protections and contractual controls over borrower operations. Our Investment Adviser works to obtain extensive operating and financial covenants, detailed reporting requirements, governance rights and board seats to protect our investment while allowing the borrower the necessary flexibility to successfully execute its business plan. We believe that our Investment Adviser’s extensive experience investing in distressed debt and special situations allows it to anticipate the form of any potential restructuring in order to maximize our potential recovery in such an event and better able to seek to structure our loan and credit documentation to protect us from risks identified in the due diligence process. Our Investment Adviser also evaluates the broader capital structure of the borrower to ensure that we have strong rights as compared to other participants in the borrower’s capital structure.

Portfolio Management and Monitoring.  We actively monitor and manage the portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio diversification and risk exposure. This assessment includes a review of portfolio concentration by issuer, industry, geography and type of credit as well as an evaluation of our portfolio’s exposure to macroeconomic factors and cyclical trends.

We believe that consistent, active monitoring of individual companies and the broader market is integral to portfolio management and a critical component of our investment process. We expect that our Investment Adviser will continue to use several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	frequent discussions with management and sponsors, including board observation rights where possible;
•	comparing/analyzing financial performance to the portfolio company’s business plan, as well as our internal projections developed at underwriting;
•	tracking portfolio company compliance with covenants as well as other metrics identified at initial investment stage, such as acquisitions, divestitures, product development and specified management hires; and
•	periodic review by the investment committee of each asset in the portfolio and more rigorous monitoring of “watch list” positions.

As part of the monitoring process, our Investment Adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. This risk rating system is intended to identify and assess risks relative to when we initially made the investment and could be impacted by such factors as company-specific performance, changes in collateral, changes in potential exit opportunities or macroeconomic conditions.

All investments are initially assigned a rating of 2, as this grade represents a company that is meeting initial expectations with regard to performance and outlook. A rating may be improved to a 1 if, in the opinion of our Investment Adviser, a portfolio company’s risk of loss has been reduced relative to initial expectations. An investment will be assigned a rating of 3 if the risk of loss has increased relative to initial expectations and will be assigned a rating of 4 if our investment principal is at a material risk of not being fully repaid. A rating of five indicates an investment is in payment default and has significant risk of not receiving a full repayment.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of June 30, 2015 and December 31, 2014 and 2013:

	June 30, 2015		December 31, 2014		December 31, 2013
Investment Performance	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Rating	(In Millions)		(In Millions)		(In Millions)
1	$—	—%	$—	—%	$—	—%
2	355.2	91.7	403.5	100.0	251.7	92.4
3	32.3	8.3	—	—	20.7	7.6
4	—	—	—	—	—	—
5	—	—	—	—	—	—
Total	$387.5	100.0%	$403.5	100.0%	$272.4	100.0%

Investment Committee and Decision Process

The investment committee oversees our investment activities and will be led by senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of June 30, 2015. These professionals have extensive experience investing in the small-cap credit market, having collectively invested in more than 1,000 loans. The investment committee process is intended to bring the experience and perspectives of the various members to the analysis and consideration of each investment. The investment committee process is a highly collaborative effort, typically beginning at the term sheet phase of a transaction and continuing through the close of the transaction. When an opportunity is first discussed, the investment committee assists the investment team in exploring the key issues requiring due diligence or deal structuring and identifying the available resources within H.I.G. Capital, including other H.I.G. investment professionals or senior managers from current and former portfolio companies with specific industry experience. Throughout the transaction process, the investment team meets regularly with the investment committee in a process which requires all of the investment committee’s concerns to be appropriately addressed through due diligence and transaction structuring. This collaborative process between the investment team and the investment committee means that, by the time a potential transaction is ready for final approval or rejection, the investment committee members are already deeply familiar with it and have had an opportunity to address any concerns. As a result, investment committee decisions are made by consensus. The investment committee meets regularly, including special meetings on short notice, to approve or discuss material developments on new or existing investments.

Investments

We seek to create a diverse portfolio that includes primarily senior secured, unitranche, second lien and subordinated loans and warrants and minority equity securities by investing approximately $10 million to $50 million of capital, on average, in the securities of small-cap companies. Set forth below is a table showing the portfolio composition by industry grouping at fair value as of June 30, 2015:

	June 30, 2015
Broadcasting	$14,791	3.82%
Consumer Finance	61,675	15.92
Data Processing & Outsourced Services	36,149	9.33
Diversified Support Services	26,225	6.77
Electronic Equipment & Instruments	9,830	2.54
Food Retail	22,001	5.68
Health Care Distributors	17,476	4.51
Health Care Facilities	57,706	14.89
Health Care Technology	18,064	4.66
Homebuilding	16,091	4.15
Integrated Telecommunication Services	8,881	2.29
Oil & Gas Drilling	8,623	2.23
Oil & Gas Exploration & Production	13,654	3.52
Other Diversified Financial Services	27,614	7.13
Specialized Consumer Services	18,072	4.66
Specialized Finance	23,106	5.96
Trucking	7,538	1.94
Total	$387,496	100.00%

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our Administrator for its allocated costs in providing such assistance, subject to the review and approval by our board, including our independent directors. See “The Adviser and the Administrator — Administration Agreement.”

Competition

Our primary competitors that provide financing to small-cap companies include public and private investment funds, including other business development companies, commercial and investment banks, commercial financing companies, specialty finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. As the economic recovery continues, we expect that we may face enhanced competition in the future. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company and that the Code imposes on us as a RIC and may not be subject to contractual restrictions similar to those under the Credit Facility, the Senior Notes and the Unsecured Term Loan. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.”

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by our Investment Adviser. We have a chief executive officer, chief financial officer, chief operating officer and chief compliance officer and, to the extent necessary, our board may elect to hire additional personnel going forward. Under the Investment Advisory Agreement and the Administration Agreements, our Investment Adviser and our Administrator, respectively, have agreed to provide us with access to personnel, an investment committee and certain other resources so that we may perform our obligations as collateral manager under the Credit Facility. Our officers are employees of an affiliate of WhiteHorse Administration, an affiliate of our Investment Adviser, and our allocable portion of the cost of our chief financial officer, chief operating officer and chief compliance officer along with their respective staffs will be paid by us pursuant to the Administration Agreement. Some of our executive officers described under “Management of the Company” are also officers of WhiteHorse Advisers. See “The Adviser and the Administrator — Administration Agreement.”

Properties

Our executive offices are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131 and are provided by our Administrator pursuant to our Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of our Investment Adviser, our Administrator, H.I.G. Capital or us is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our Investment Adviser or Administrator.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2015 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. See “Regulation — Managerial Assistance to Portfolio Companies.” We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities.

All debt investments were income producing as of June 30, 2015. Common equity investments are non-income producing unless otherwise noted.

Name and Address of Portfolio Company	Industry	Type of Investment(1)		Interest Rate(2)(3)	Maturity Date	Par/Shares (in thousands)	Fair Value of Investment (in thousands)
AP Gaming I, LLC 6680 Amelia Earhart Court Las Vegas, NV 89119	Electronic Equipment & Instruments	First Lien Secured Term Loan		9.25% (L + 8.25%, 1.00% Floor)	12/20/20	$9,850	$9,830
Caelus Energy Alaska O3, LLC 8401 N. Central Expressway Dallas, TX 75225	Oil & Gas Exploration & Production	Second Lien Secured Term Loan		8.75% (L + 7.50%, 1.25% Floor)	4/15/20	13,000	11,882
Client Network Services, Inc. 15800 Gaither Drive Gaithersburg, MD 20877	Health Care Technology	First Lien Secured Term Loan		13.50% (L + 13.00%, 0.50% Floor)	4/24/19	17,992	18,064
Coastal Sober Living, LLC 1114 Lost Creed Boulevard Austin, TX 78746	Health Care Facilities	First Lien Secured Term Loan		10.25% (L + 9.25%, 1.00% Floor)	6/30/19	42,130	42,046
Comprehensive Decubitis Therapy, Inc. 7003 Valley Ranch Drive Little Rock, AR 72223	Health Care Distributors	First Lien Secured Term Loan		15.75% (3.00% PIK; P + 12.50%, 3.25% Floor)	3/15/18	11,438	11,518
Constellation Health, LLC(6) 875 Third Avenue, 9th Floor New York, NY 10022	Diversified Support Services	Warrants		—	3/31/18	—	790
Crews of California, Inc. 8685 W. Sahara Avenue Las Vegas, NV 89117	Food Retail	First Lien Secured Term Loan		12.00% (1.00% PIK; L + 11.00%, 1.00% Floor)	11/20/19	21,602	21,731
		Warrants	(6)	—	12/31/24	—	163
Expert Global Solutions, LLC 5085 West Park Boulevard Plano, TX 75093	Diversified Support Services	Second Lien Secured Term Loan		12.50% (L + 11.00%, 1.50% Floor)	10/3/18	7,500	7,455
Fox Rent A Car, Inc. 5500 W. Century Boulevard Los Angeles, CA 90045	Trucking	Second Lien Secured Term Loan		12.19% (L + 12.00%)	10/31/19	7,500	7,538
Future Payment Technologies, L.P. 12700 Park Central Drive, Suite 1100, Dallas, TX 75241	Data Processing & Outsourced Services	Second Lien Secured Term Loan		13.00% (2.00% PIK; L + 12.00%, 1.00% Floor)	12/31/18	36,077	36,149
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(4)(6)(7) 3300 S. Parker Road, Suite 500 Aurora, CO 80014	Specialized Finance	First Lien Secured Term Loan		10.00%(5)	6/30/17	2,906	2,906
Golden Pear Funding III, LLC(7) 100 Quentin Roosevelt Boulevard Garden City, NY 11530	Consumer Finance	Second Lien Secured Term Loan		11.25% (L + 10.25%, 1.00% Floor)	6/25/20	27,500	27,225

Name and Address of Portfolio Company	Industry	Type of Investment(1)	Interest Rate(2)(3)	Maturity Date	Par/Shares (in thousands)	Fair Value of Investment (in thousands)
Grupo HIMA San Pablo, Inc. P.O. Box 4980 Caguas, PR 00726	Health Care Facilities	First Lien Secured Term Loan	8.50% (L + 7.00%, 1.50% Floor)	1/31/18	$14,663	$14,663
		Second Lien Secured Term Loan	13.75%(5)	7/31/18	1,000	997
Larchmont Resources, LLC 301 NW 63rd Street, Suite 600 Oklahoma City, OK 73116	Oil & Gas Exploration & Production	First Lien Secured Term Loan	8.25% (L + 7.25%, 1.00% Floor)	8/7/19	1,985	1,772
Multicultural Radio Broadcasting, Inc. 27 William Street, 11th Floor New York, NY 10005	Broadcasting	First Lien Secured Term Loan	11.50% (L + 10.50%, 1.00% Floor)	6/27/19	14,850	14,791
Nicholas & Associates, LLC(6) 7660 Beverly Boulevard #167 Los Angeles, CA 90036	Food Retail	Warrants	—	12/31/24	—	31
NMFC Senior Loan Program I LLC(6)(7)(8)(9) 787 Seventh Avenue New York, NY 10019	Specialized Finance	LLC Interest Units	N/A	6/10/19	—	20,200
Oasis Legal Finance, LLC(7) 40 North Skokie Blvd, 5th Floor Northbrook, IL 60062	Consumer Finance	Second Lien Secured Term Loan	10.50%(5)	9/30/18	9,500	9,500
Orion Healthcorp, Inc. 875 Third Avenue, 9th Floor New York, NY 10022	Diversified Support Services	First Lien Secured Term Loan	11.00% (L + 9.00%, 2.00% Floor)	9/30/17	7,998	7,958
Orleans Homebuilders, Inc. 3333 Street Road Bensalem, PA 19020	Homebuilding	First Lien Secured Term Loan	10.50% (L + 8.50%, 2.00% Floor)	2/14/16	16,091	16,091
P2 Newco Acquisition, Inc.(6) 6410 Poplar, Suite 800 Memphis, TN 38119	Health Care Distributors	Second Lien Secured Term Loan	9.50% (L + 8.50%, 1.00% Floor)	10/22/21	6,000	5,958
The Pay-O-Matic Corp. 160 Oak Drive Syosset, NY 11791	Other Diversified Financial Services	First Lien Secured Term Loan	12.00% (L + 11.00%, 1.00% Floor)	3/31/18	10,000	9,970
Pinnacle Management Group, LLC(6) 4114 Columns Drive SE Marietta, GA 30067	Food Retail	Warrants	—	12/31/24	—	59
Pre-Paid Legal Services, Inc. One Pre-Paid Way Ada, OK 74820	Specialized Consumer Services	Second Lien Secured Term Loan	10.25% (L + 9.00%, 1.25% Floor)	7/1/20	18,000	18,072
ProPetro Services, Inc. P.O. Box 873 Midland, TX 79702	Oil & Gas Drilling	First Lien Secured Term Loan	7.25% (L + 6.25%, 1.00% Floor)	9/30/19	9,125	8,623
RC3 Enterprises, LLC(6) 705 Town Boulevard #170 Atlanta, GA 30319	Food Retail	Warrants	—	12/31/24	—	17
RCS Capital Corporation(7) 405 Park Avenue New York, NY 10022	Other Diversified Financial Services	Second Lien Secured Term Loan	11.50% (L + 10.50%, 1.00% Floor)	4/29/21	17,750	17,644
Securus Technologies Holdings, Inc. 14651 Dallas Parkway Dallas, TX 75254	Integrated Telecommunication Services	Second Lien Secured Term Loan	9.00% (L + 7.75%, 1.25% Floor)	4/30/21	9,090	8,881
Sigue Corporation 13291 Ralston Avenue Sylmar, CA91342	Consumer Finance	Second Lien Secured Term Loan	11% (L + 10.00%, 1.00% Floor)	12/27/18	$25,000	$24,950
Smile Brands Group Inc. 8105 Irvine Center Drive Irvine, CA 92618	Diversified Support Services	First Lien Secured Term Loan	7.50% (L + 6.25%, 1.25% Floor)	8/16/19	11,790	10,022
Total(10)						$387,496

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended, and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or the Prime Rate (“P”), which resets monthly, quarterly or semiannually.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.
(4)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.
(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.
(6)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. Qualifying assets represent 82% of total assets.
(8)	Income-producing common equity investment.
(9)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(10)	The balance of unfunded commitments to extend credit was $18.0 million as of June 30, 2015.

Set forth below is a brief description of each portfolio company in which our investment exceeded five percent of total assets as of June 30, 2015.

Crews of California, Inc.

Crews of California operates news & gift and food & beverage retail locations across a number of transportation hubs.

Future Payment Technologies, L.P.

Future Payment Technologies provides electronic payment processing services, targeted zip code marketing and mobile wallet solutions.

Golden Pear Funding III, LLC

Golden Pear provides non-recourse pre- and post-settlement advances to plaintiffs with pending lawsuits.

Coastal Sober Living, LLC

Coastal Sober Living is a provider of residential rehabilitation and treatment services through regional clinics.

Sigue Corporation

Sigue is a provider of money transfer services through an international distribution network.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of five members, three of whom are not “interested persons” of WhiteHorse Finance as defined in Section 2(a)(19) of the 1940 Act, and are “independent” as determined by our board of directors, consistent with the rules of the NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors and its Leadership Structure

Under our certificate of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, directors are elected for staggered terms of three years, with the term of office of only one of these three classes of directors expiring each year. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Oversight of our investment activities extends to oversight of the risk management processes employed by our Investment Adviser as part of its day-to-day management of our investment activities. The board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Investment Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of our investments.

The board has established an audit committee, a nominating and corporate governance committee and a compensation committee and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. For the fiscal year ended December 31, 2014, our board of directors held five board of directors meetings, four audit committee meetings, two nominating and corporate governance committee meetings and one compensation committee meeting. All directors attended at least 75% of the aggregate number of meetings of the board of directors that were held while they were members of the board of directors. The Company requires each director to make a diligent effort to attend all board of directors and committee meetings and encourages directors to attend the annual meeting of stockholders of the Company. John Bolduc, Executive Managing Director of H.I.G. Capital, and therefore an interested person of WhiteHorse Finance, serves as chairman of the board. Our board believes that it is in the best interests of our investors for Mr. Bolduc to lead the board because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in credit investing and in the financial services industry, as described below.

The board does not have a lead independent director. However, Rick D. Puckett, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board. Mr. Puckett is involved in the preparation of agendas for board and committee meetings. The board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board also believes that its small size creates an efficient governance structure that provides opportunity for direct communication and interaction between our Investment Adviser and the board.

Directors

Information regarding the board of directors as of the date of this prospectus is as follows:

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Interested Directors
John Bolduc (50)(3)	Chairman of the Board of Directors	2012	2015	Mr. Bolduc serves as an Executive Managing Director of H.I.G. Capital, L.L.C.	None
Jay Carvell (49)(4)	Chief Executive Officer and Director	2012	2017	Mr. Carvell serves as a
Managing Director at an
investment adviser affiliated
with H.I.G. Capital, L.L.C.
Prior to joining H.I.G.
Capital, Mr. Carvell was a
partner at WhiteHorse Capital
				Partners, L.P.	None
Independent Directors
Thomas C. Davis (67)	Director, Chairman of the Nominating and Corporate Governance Committee	2012	2017	Mr. Davis serves as Chief Executive Officer of The Concorde Group, Inc., a financial advisory firm.	Mr. Davis currently
serves on the board
of directors of
Affirmative Insurance
Holdings, Inc.
Mr. Davis served on
the board of directors
of Westwood
Holdings Group, Inc.
from 2004 to 2013,
BioHorizons Inc.
from 2009 to 2013
and Dean Foods
Company from 2001
to 2015.
Rick D. Puckett (62)	Director, Chairman of the Audit Committee	2012	2015	Mr. Puckett has served as
Executive Vice President,
Chief Financial Officer and
Treasurer of Snyder’s-Lance,
Inc., a food manufacturer,
since December 2010. Prior
to holding this position,
Mr. Puckett served as
Executive Vice President,
Chief Financial Officer and
				Treasurer of Lance, Inc.	None
G. Stacy Smith (47)	Director, Chairman of the Compensation Committee	2015	2016	Mr. Smith has served as a
partner of each of Trinity
Investment
Group, an investment firm,
and SCW Capital, LP, a
private equity hedge fund,
since 2012. From
1997 through December
2013, Mr. Smith was a
partner at Walker Smith
Capital, a private equity
				hedge fund.	Mr. Smith currently serves on the board of directors of Independent Bank Group, a bank holding company, to which he was elected in February 2013.

(1)	The business address of each director is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.
(2)	No director otherwise serves as a director of an investment company subject to or registered under the 1940 Act.
(3)	Mr. Bolduc is an interested director due to his position as an Executive Managing Director of H.I.G. Capital.
(4)	Mr. Carvell is an interested director due to his position as Chief Executive Officer of the Company and a Managing Director of an investment adviser affiliated with H.I.G. Capital.

Information about the Officers Who Are Not Directors

Set forth below is certain information regarding our officers who are not directors.

Name	Age	Position
Gerhard Lombard	42	Chief Financial Officer, Treasurer
Marco Collazos	39	Chief Compliance Officer

The address for each officer is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Biographical Information

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses and which the board of directors believes has prepared each director to be an effective member of the board of directors. The board of directors believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the board of directors level, with no single director, or particular factor, being indicative of board of directors effectiveness. However, the board of directors believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The board of directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s professional experience, education and/or other personal experiences. The Company’s counsel has significant experience advising funds and fund board members. The board of directors and its committees have the ability to engage other experts as appropriate. The board of directors evaluates its performance on an annual basis.

The board of directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the board of directors.

Interested Directors

John Bolduc:  Mr. Bolduc has been Chairman of our board of directors since 2012. Mr. Bolduc is an Executive Managing Director of H.I.G. Capital, having joined the firm in 1993. Mr. Bolduc is responsible for leading H.I.G. Capital’s credit platform, which manages approximately $8 billion of capital across multiple investment funds. He has more than 24 years of experience focused on credit investments, including primary loans and distressed debt, as well as private equity investments. Mr. Bolduc currently serves on the boards of directors of several privately held companies. Prior to joining H.I.G. Capital in 1993, Mr. Bolduc was at the management-consulting firm of Bain & Company, a leading worldwide management-consulting firm, where he directed domestic and international assignments for Fortune 500 clients. Prior to joining Bain & Company, Mr. Bolduc worked for three years as the Assistant to the President of Chemed Corporation (NYSE: CHE), a specialty chemical company. Mr. Bolduc is a graduate of Lehigh University with a B.S. degree in Computer Science and earned his M.B.A. from the University of Virginia’s Darden School of Business.

Mr. Bolduc was selected to serve as Chairman of our board of directors due, in part, to his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background investing in debt and working in the financial services industry.

Jay Carvell:  Mr. Carvell is our Chief Executive Officer and has served as a director since 2012. Mr. Carvell also serves as a Managing Director at an H.I.G. Capital-affiliated investment adviser. He is responsible for all aspects of our investment process, including sourcing, structuring and post-closing strategies, as well as portfolio management. Prior to joining H.I.G. Capital, Mr. Carvell was a founding partner of WhiteHorse Capital Partners, L.P., a leading credit investor and manager of CLOs. At WhiteHorse Capital Partners, Mr. Carvell co-managed portfolios of par and distressed loans across numerous industries and sectors through several market cycles. Mr. Carvell has over 15 years of experience in credit investment and management, including structuring and placement, trading and restructuring and reorganization. This experience branches across small-cap, mid-cap and broadly syndicated investments. Before founding WhiteHorse Capital Partners in 2003, Mr. Carvell held various positions with Highland Capital Management, L.P. and PricewaterhouseCoopers LLP. Mr. Carvell earned both a B.A. and an M.B.A. from the University of Texas at Austin and holds the Chartered Financial Analyst designation.

Mr. Carvell was selected to serve as a director on our board of directors due to his experience investing in credit instruments and managing WhiteHorse Capital Partners. Mr. Carvell’s experience building WhiteHorse Capital Partners brings expertise on developing a successful credit investment firm to the board of directors.

Independent Directors

Thomas C. Davis:  Mr. Davis has served as a director since 2012. He currently serves on the board of directors of Affirmative Insurance Holdings, Inc. Mr. Davis is actively involved in investing in and financing small-cap companies through a wholly owned financial advisory firm called The Concorde Group, Inc., of which he serves as Chief Executive Officer. Mr. Davis served on the board of directors of Westwood Holdings Group, Inc. from 2004 to 2013, BioHorizons Inc. from 2009 to 2013 and Dean Foods Company from 2001 to 2015. Mr. Davis previously served as the Managing Partner and head of Donaldson, Lufkin & Jenrette Inc.’s investment banking and corporate finance activities in the southwestern United States from March 1984 to February 2001, when Credit Suisse First Boston acquired Donaldson, Lufkin & Jenrette. At Donaldson, Lufkin & Jenrette, Mr. Davis was responsible for the mergers and acquisitions activity and the equity and leveraged finance activity that Donaldson, Lufkin & Jenrette undertook in the southwestern United States. In this capacity, Mr. Davis worked with several large private equity firms as clients, in addition to a variety of public and private companies in the following industries: broadcast and telecommunications, energy, food service and health care. Mr. Davis received a B.S. in Aerospace Engineering from Georgia Tech and an M.B.A. from Harvard Business School and was an officer in the U.S. Navy.

Mr. Davis’ experience as Managing Partner at a large investment banking firm overseeing corporate finance activities and as a board member of several companies are among the attributes that led to the conclusion that Mr. Davis should serve on our board of directors.

G. Stacy Smith:  Mr. Smith has served as a director since 2015. Mr. Smith currently serves on the board of directors of Independent Bank Group, a bank holding company, to which he was elected in February 2013. Mr. Smith co-founded in February 2012 and remains a partner of Trinity Investment Group, a firm which invests in private equity transactions, public equity securities and other assets. Since 2012, he has also served as a partner of SCW Capital, LP, a private equity hedge fund focused on the financial and energy sectors. In 1997, Mr. Smith co-founded Walker Smith Capital, a Dallas-based small- and mid-cap equity hedge fund, where he was a partner and served as a portfolio manager until December 2013. Mr. Smith serves on the board of directors of the Cotton Bowl. Mr. Smith received a Bachelor of Business Administration in Finance and Accounting from the University of Texas at Austin in 1990.

Mr. Smith’s experience as a board member, partner for several investment companies and manager for a hedge fund are among the attributes that led to the conclusion that Mr. Smith should serve on our board of directors.

Rick D. Puckett:  Mr. Puckett has served as a director since 2012. He has served as Executive Vice President, Chief Financial Officer and Treasurer of Snyder’s-Lance, Inc. since December 2010 and served as Executive Vice President, Chief Financial Officer and Treasurer of Lance, Inc. from 2006 to December 2010. Prior to joining Lance, Inc., Mr. Puckett served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of United Natural Foods, Inc., a wholesale distributor of natural and organic products, from 2005 to January 2006 and as Senior Vice President, Chief Financial Officer and Treasurer of United Natural Foods, Inc. from 2003 to 2005. Mr. Puckett earned both his B.S. in Accounting and his M.B.A. from the University of Kentucky and is a Certified Public Accountant.

Mr. Puckett’s experience as Executive Vice President and Chief Financial Officer at a public company and his training as a Certified Public Accountant are among the attributes that led to the conclusion that Mr. Puckett should serve on our board of directors.

Officers Who Are Not Directors

Gerhard Lombard:  Mr. Lombard is our Chief Financial Officer and Treasurer. Since joining our team in 2012, Mr. Lombard has worked on a number of key initiatives, including enhancing quarterly and annual SEC financial reporting and building out our financial reporting function. Previously, Mr. Lombard was the Chief Accounting Officer for Churchill Financial Group, a leading middle market finance and asset management company. Mr. Lombard started his career at Ernst & Young LLP in the assurance and advisory practice, where he rose to the level of Senior Manager in the financial services industry group. Mr. Lombard earned a B.Comm. in Accounting and a Postgraduate Degree in Finance from Stellenbosch University in South Africa, and is a Chartered Accountant.

Marco Collazos:  Mr. Collazos is our Chief Compliance Officer. Mr. Collazos also currently serves as Director of Compliance for H.I.G. Capital, a position he has held since May 2013. Prior to joining H.I.G. Capital, Mr. Collazos served as Chief Compliance Officer in the Americas for EFG International from March 2011 until April 2013 and was a Senior Compliance Officer for Bulltick Capital Markets from April 2008 until February 2011. Mr. Collazos previously worked as a Principal Consultant with ACA Compliance Group (a regulatory and compliance consulting firm), as well as a Compliance Examiner for several years with the SEC and with the Federal Reserve Bank of Atlanta. Mr. Collazos received a B.S. from the University of Central Florida and an M.B.A. from the University of Notre Dame.

Committees of the Board of Directors

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended December 31, 2014, our board of directors held five board meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors that were held while they were members of the board of directors. The Company requires each director to make a diligent effort to attend all board and committee meetings and encourages directors to attend the annual meeting of stockholders of the Company.

Audit Committee

The members of the Audit Committee are Messrs. Davis, Smith and Puckett, each of whom is independent for purposes of the 1940 Act and the NASDAQ Global Select Market corporate governance requirements. Mr. Puckett serves as Chairman of the Audit Committee. The Audit Committee is responsible for pre-approving the engagement of the independent accountants to render audit and/or permissible non-audit services, approving the terms of compensation of such independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our board in fair value pricing debt and equity securities that are not publicly-traded or for which current market values are not readily available. The board and Audit Committee use the services of one or more independent valuation firms to help them determine the fair value of these securities. Our board has determined that Mr. Puckett is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Securities Act. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. The Audit Committee has adopted a written charter that is available on our website at www.whitehorsefinance.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Davis, Smith and Puckett, each of whom is independent for purposes of the 1940 Act and the corporate governance requirements of the NASDAQ Global Select Market. Mr. Davis serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The Nominating and Corporate Governance Committee has adopted a written charter that is available on our website at www.whitehorsefinance.com.

The Nominating and Corporate Governance Committee considers stockholders’ recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the Nominating and Corporate Governance Committee charter and any applicable law, rule or regulation regarding director nomination. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our Secretary, Richard Siegel, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act and certain other information set forth in our bylaws, including the following information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the board and to serve if elected by the stockholders. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the board include compliance with the independence and other applicable requirements of the corporate governance requirements of the NASDAQ Global Select Market, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of the Company and its stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

Compensation Committee

We established a Compensation Committee in May 2014. The members of our Compensation Committee are Messrs. Davis, Smith and Puckett, each of whom meets the independence standards established by the SEC and the corporate governance requirements of the NASDAQ Global Select Market. The Compensation Committee is responsible for determining, or recommending to the board of directors for determination, the compensation, if any, of our chief executive officer and all other executive officers of the Company. Currently none of our executive officers are compensated by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee also has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The Compensation Committee has adopted a written charter that is available on our website at www.whitehorsefinance.com.

Compensation of Directors

Our independent directors each receive an annual fee of $50,000. They also receive $3,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each quarterly board meeting and receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 and the Chairman of the Nominating and Corporate Governance Committee receives an annual fee of $5,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

The following table shows information regarding the compensation earned by our directors for the fiscal year ended December 31, 2014. No compensation is paid to any interested director or executive officer of the Company.

	Year ended December 31, 2014
Name	Aggregate Compensation from WhiteHorse Finance, Inc.	Pension or Retirement Benefits Accrued as Part of Our Expenses(1)	Total Compensation from WhiteHorse Finance, Inc.
Independent Directors
Rick D. Puckett	$86,500	—	$86,500
Thomas C. Davis	$81,500	—	$81,500
Alexander W. Pease(2)	$76,500	—	$76,500

(1)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	Mr. Pease served as a director from 2012 to June 1, 2015.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers receives direct compensation from us. Our allocable portion of the compensation of our chief financial officer, chief operating officer and chief compliance officer and their respective staffs is paid by WhiteHorse Administration, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator.

THE ADVISER AND THE ADMINISTRATOR

WhiteHorse Advisers is registered with the SEC as an investment adviser, and we and WhiteHorse Advisers have entered into the Investment Advisory Agreement.

WhiteHorse Advisers is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of WhiteHorse Advisers are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Investment Committee

Each of the individuals listed below, in addition to Messrs. Carvell and Bolduc, is a member of our investment committee and has primary responsibility for the day-to-day management of our portfolio. The members of our investment committee are also members of our Investment Adviser’s investment committee. All of the portfolio managers are employed by H.I.G. Capital.

The members of our investment committee receive no compensation from us. These members are employees or partners of H.I.G. Capital and receive no direct compensation from our Investment Adviser. The compensation of the members of the investment committee paid by H.I.G. Capital includes an annual base salary and, in certain cases, an annual bonus based on an assessment of short-term and long-term performance. In addition, all of the members of our investment committee have equity interests in H.I.G. Capital or its affiliates, including WhiteHorse Advisers, and may receive distributions of profits in respect of those interests. H.I.G. Capital has employment agreements with the members of the investment committee, and such individuals are subject to certain confidentiality, nonsolicitation and, in most cases, noncompetition provisions to assist H.I.G. Capital in retaining their services.

Members of Our Investment Adviser’s Investment Committee Who Are Not Our Directors or Officers

Sami Mnaymneh:  Mr. Mnaymneh is a co-founding Partner of H.I.G. Capital and has served as a Managing Partner of the firm since 1993. He has directed H.I.G. Capital’s development since its inception and, alongside Mr. Tamer, is responsible for the day-to-day management of H.I.G. Capital. He approves all capital commitments made by H.I.G. Capital and is a board member of several H.I.G. Capital portfolio companies. Prior to co-founding H.I.G. Capital, Mr. Mnaymneh was a Managing Director at The Blackstone Group in New York. Prior to that time, he was a Vice President in the Mergers & Acquisitions department at Morgan Stanley & Co., where he devoted a significant amount of his time to leveraged buyouts, serving as senior advisor to a number of large and prominent private equity firms. Mr. Mnaymneh currently serves on the Board of Columbia College and on the Dean’s Council of Harvard Law School. Mr. Mnaymneh received a B.A. degree from Columbia University (Summa Cum Laude), a J.D. degree from Harvard Law School and an M.B.A. from Harvard Business School, respectively, with honors. Mr. Mnaymneh splits his time between H.I.G. Capital’s London and Miami offices.

Anthony Tamer:  Mr. Tamer is a co-founding Partner of H.I.G. Capital and has served as a Managing Partner of the firm since 1993. He has directed H.I.G. Capital’s development since its inception and, alongside Mr. Mnaymneh, is responsible for the day-to-day management of the firm. Prior to founding H.I.G. Capital, Mr. Tamer was a Partner at Bain & Company, a leading management consulting firm. His focus at Bain & Company was on developing business unit strategies, improving clients’ competitive positions, implementing productivity improvement and cycle time reduction programs, and leading acquisition and divestiture activities for Fortune 500 clients. Mr. Tamer has extensive operating experience, having held marketing, engineering and manufacturing positions at Hewlett-Packard and Sprint Corporation. Mr. Tamer holds a B.S. degree from Rutgers University, an M.S. degree in Electrical Engineering from Stanford University and an M.B.A. degree from Harvard Business School.

Brian Schwartz:   Mr. Schwartz joined H.I.G. Capital in 1994 and has served as an Executive Managing Director since 2008. He currently co-heads the firm’s Middle Market Fund where he is responsible for all the day to day activities. Prior to this role, Mr. Schwartz held a number of leadership positions at the firm, as well as having led the acquisition of over 25 platform investments in a variety of industries. Prior to joining H.I.G., Mr. Schwartz worked in PepsiCo’s strategic planning group. His responsibilities included managing strategic acquisitions for PepsiCo and evaluating new business opportunities. Mr. Schwartz began his career with the investment banking firm of Dillon, Read and Co. where he split his time between the corporate finance group and the private equity funds, Saratoga Partners and Yorktown Partners. Mr. Schwartz earned his M.B.A. from Harvard Business School and his B.S. with honors from the University of Pennsylvania.

Pankaj Gupta:  Mr. Gupta is a Managing Director of an H.I.G. Capital-affiliated investment adviser. Mr. Gupta has over fourteen years of experience in private debt and equity investing across a broad range of industries, including business services, manufacturing, distribution, telecom, healthcare, consumer products and consumer services. Prior to joining H.I.G. Capital, Mr. Gupta served as a Managing Director of American Capital Ltd., a middle-market investment firm, where he co-managed the firm’s debt investment business and sat on the boards of directors of several of the firm’s portfolio companies. Prior to joining American Capital Ltd., Mr. Gupta spent six years at Audax Group LP, a Boston and New York-based private equity and mezzanine firm, where he was responsible for the origination, structuring, execution and monitoring of mezzanine investments. Mr. Gupta also worked in the private equity group of J.H. Whitney & Co., LLC. Mr. Gupta earned a B.A. in Economics from Dartmouth College.

Javier Casillas:  Mr. Casillas is a Managing Director of an H.I.G. Capital-affiliated investment adviser. Since joining H.I.G. Capital in 2006, Mr. Casillas has worked on a wide range of investments, including recapitalizations, debt purchases and original issue loans. Mr. Casillas has been particularly active in sourcing, structuring and monitoring middle market original issue loans across several industries, including healthcare, business services, and specialty finance. Mr. Casillas has over thirteen years of experience in investment banking and principal investing. He began his career with JPMorgan Chase & Co.'s mergers and acquisitions team, and prior to joining H.I.G. Capital worked with ING Groep N.V., developing new financing products for companies in Mexico. At H.I.G. Capital, Mr. Casillas has played a leading role in the firm’s expansion into original issue credit. Mr. Casillas received a B.A. in Government from Harvard University and an M.B.A. from Stanford University's Graduate School of Business.

Portfolio Management

The portfolio managers who are primarily responsible for the day-to-day management of WhiteHorse Finance manage a total of 36 registered investment companies, pooled investment vehicles or other accounts with a total amount of approximately $15 billion of capital (based on the regulatory AUM as reported on Form ADV) as of June 30, 2015. The table below shows the dollar range of shares of common stock to be beneficially owned by each manager of our Investment Adviser and each of our officers as of August 19, 2015.

Name	Dollar Range of Equity Securities in WhiteHorse Finance(1)
Sami Mnaymneh	Over $1,000,000
Anthony Tamer	Over $1,000,000
John Bolduc	Over $1,000,000
Brian Schwartz	$100,001 – $500,000
Pankaj Gupta	$100,001 – $500,000
Jay Carvell	$100,001 – $500,000
Gerhard Lombard	$50,001 – $100,000
Javier Casillas	$10,001 – $50,000
Marco Collazos	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

Investment Advisory Agreement

WhiteHorse Advisers serves as our Investment Adviser in accordance with the terms of the Investment Advisory Agreement. Subject to the overall supervision of our board of directors, the Investment Adviser manages the day-to-day operations of, and provides investment management services to us. Under the terms of the Investment Advisory Agreement, WhiteHorse Advisers:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

WhiteHorse Advisers’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the Investment Advisory Agreement, we pay WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee.

Management Fee

The base management fee is calculated at an annual rate of 2.0% of consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, and is payable quarterly in arrears. The base management fee is calculated based on the average carrying value of the Company’s consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, at the end of the two most recently completed calendar quarters, appropriately adjusted for any share issuances or repurchases during the quarter. The management fees for any partial month or quarter is appropriately pro-rated. The Investment Advisory Agreement excluded cash and cash equivalents from the calculation of the base management fee for the calendar quarters ended December 31, 2012, March 31, 2013, June 30, 2013, and September 30, 2013.

WhiteHorse Advisers agreed to waive that portion of the base management fee payable with respect to cash and cash equivalents and restricted cash and cash equivalents to which it would otherwise be entitled under the Investment Advisory Agreement for the fiscal quarters ended December 31, 2013 and March 31, 2014; and for the fiscal quarter ended June 30, 2014 only to the extent that the determination of base management fees would otherwise include March 31, 2014 cash and cash equivalents and restricted cash and cash equivalents for the purpose of calculating the average carrying value of consolidated gross assets. The waived fees are not subject to recoupment by the Investment Adviser.

Incentive Fee

The incentive fee consists of two components that are independent of each other, except as provided by the incentive fee cap and deferral mechanism discussed below.

The calculations of these two components, which we refer to, collectively, as the “Income and Capital Gain Incentive Fee Calculations,” have been structured to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes the current fiscal quarter and the 11 full preceding fiscal quarters, which we refer to in this registration statement on Form N-2 as the “Incentive Fee Look-back Period,” would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period. Each quarterly incentive fee is subject to the Incentive Fee Cap (as defined below) and a deferral mechanism through which the Investment Adviser may recap a portion of such deferred incentive fees, which we refer to together as the “Incentive Fee Cap and Deferral Mechanism.”

This limitation is accomplished by subjecting each incentive fee payable to a cap, which is referred to as the “Incentive Fee Cap.” The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the Investment Adviser during the Incentive Fee Look-back

Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our Investment Adviser in that quarter. We will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to the Investment Adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters.

The “Cumulative Pre-Incentive Fee Net Return” refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

The first component, which is income-based, is calculated and payable quarterly in arrears, commencing with the quarter beginning January 1, 2013, based on our Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, subject to the Incentive Fee Cap and Deferral Mechanism. For this purpose, “Pre-Incentive Fee Net Investment Income” means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the “Hurdle Rate” of 1.75% (7.00% annualized);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our Investment Adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%) as the “catch-up.” The effect of the catch-up is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Investment Adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our Investment Adviser (once the Hurdle Rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to our Investment Adviser, together with interest from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if Pre-Incentive Fee Net Investment Income earned in subsequent quarters is below the quarterly Hurdle Rate and there is no delay of payment if Pre-Incentive Fee Net Investment Income earned in prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our Investment Adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Our net investment income used to calculate this component of the incentive fee is also included in the amount of our consolidated gross assets used to calculate the 2.0% base management fee. This calculation will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-based component of the incentive fee:

Quarterly Incentive Fee based on Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to first component of incentive fee

The second component, the capital gains component of the incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on January 1, 2013, and will equal 20% of our cumulative aggregate realized capital gains from January 1, 2013 through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss subject to the Incentive Fee Cap and Deferral Mechanism. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Examples of Quarterly Incentive Fee Calculation

Each of the following examples assumes that the Incentive Fee Cap and Deferral Mechanism is met.

Example 1 — Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 0.50%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 1.95%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee	= (100% × “catch-up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income - 2.1875%)))
= (100.0% × (Pre-Incentive Fee Net Investment Income - 1.75%)) + 0%
= 100.0% × (1.95%-1.75%)
= 100.0% × 0.20%
= 0.20%

Alternative 3

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.00%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 2.25%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee	= (100% × “catch-up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income - 2.1875%)))
= (100% × (2.1875% - 1.75%)) + (20.0% × (2.25% - 2.1875%))
= 0.4375% + (20.0% × 0.0625%)
= 0.4375% + 0.0125%
= 0.45%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.

(1)	Represents 7.00% annualized Hurdle Rate.
(2)	Represents 2.00% annualized base management fee. This amount does not reflect that our investment adviser has agreed to exclude cash and cash equivalents from the calculation of the base management fee for the calendar quarters ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013.

Example 2 — Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
Year 2:	Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
Year 3:	FMV of Investment B determined to be $25 million
Year 4:	Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:	None
Year 2:	Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)
Year 3:	None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (capital gains fee paid in Year 2)
Year 4:	Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
Year 2:	Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
Year 3:	FMV of Investment B determined to be $27 million and Investment C sold for $30 million
Year 4:	FMV of Investment B determined to be $35 million
Year 5:	Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

Year 1:	None
Year 2:	Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
Year 3:	Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million (capital gains fee received in Year 2)
Year 4:	None

Example 3 — Application of the Incentive Fee Cap and Deferral Mechanism:

Assumptions

In each of Years 1 through 4 in this example, as well as in each preceding year, Pre-Incentive Fee Net Investment Income equals $40.0 million per year, which we recognized evenly in each quarter of each year and paid quarterly. This amount exceeds the Hurdle Rate and the requirement of the “catch-up” in each quarter of such year. As a result, the annual income related portion of the incentive fee, before the application of the Incentive Fee Cap and Deferral Mechanism in any year is $8.0 million ($40.0 million multiplied by 20%), and the cumulative income related portion of the incentive fee before the application of the Incentive Fee Cap and Deferral Mechanism over any Incentive Fee Look-back Period prior to any payment of incentive fees during such year is $16.0 million ($8.0 million multiplied by two). All income-related incentive fees were paid quarterly in arrears.

In each year preceding Year 1, we did not generate realized or unrealized capital gains or losses, no capital gain-related incentive fee was paid and there was no deferral of incentive fees.

Year 1:	We did not generate realized or unrealized capital gains or losses
Year 2:	We realized a $30.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses
Year 3:	We recognized a $5.0 million unrealized capital depreciation and did not otherwise generate realized or unrealized capital gains or losses
Year 4:	We realized a $6.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses

	Income Related Incentive Fee Accrued Before Application of Incentive Fee Cap and Deferral Mechanism	Capital Gains Related Incentive Fee Accrued Before Application of Incentive Fee Cap and Deferral Mechanism	Incentive Fee Cap	Incentive Fees Paid and Deferred
Year 1	$8.0 million ($40.0 million multiplied by 20%)	None	$8.0 million (20% of Cumulative Pre-Incentive Fee Net Return during Incentive Fee Look-back Period of $120.0 million less $16.0 million of cumulative incentive fees paid)	Incentive fees of $8.0 million paid; no incentive fees deferred
Year 2	$8.0 million ($40.0 million multiplied by 20%)	$6.0 million (20% of $30.0 million)	$14.0 million (20% of
Cumulative
Pre-Incentive Fee Net
Return during Incentive
Fee Look-back Period
of $150.0 million
($120.0 million plus
$30.0 million) less
$16.0 million of
cumulative incentive
fees paid)
Incentive fees of $14.0 million paid; no incentive fees deferred
Year 3	$8.0 million ($40.0 million multiplied by 20%)	None (20% of
cumulative net capital
gains of $25.0 million
($30.0 million in
cumulative realized
gains less $5.0 million in cumulative
unrealized capital
depreciation) less
$6.0 million of capital
gains fee paid in
Year 2)	$7.0 million (20% of
Cumulative Pre-incentive Fee Net
Return during Incentive
Fee Look-back Period
of $145.0 million
($120.0 million plus
$25.0 million) less
$22.0 million of
cumulative incentive
			fees paid)	Incentive fees of $7.0 million paid; $8.0 million of incentive fees accrued but payment restricted to $7.0 million by the Incentive Fee Cap; $1.0 million of incentive fees deferred
Year 4	$8.0 million ($40.0 million multiplied by 20%)	$0.2 million (20% of
cumulative net capital
gains of $31.0 million
($36.0 million
cumulative realized
capital gains less
$5.0 million cumulative
unrealized capital
depreciation) less
$6.0 million of capital
gains fee paid in
Year 2)	$9.2 million (20% of
Cumulative
Pre-Incentive Fee Net
Return during Incentive
Fee Look-back Period
of $151.0 million
($120.0 million plus
$31.0 million) less
$21.0 million of
cumulative incentive
			fees paid)	Incentive fees of $9.2 million paid ($8.2 million of incentive fees accrued in Year 4 plus $1.0 million of deferred incentive fees); no incentive fees deferred

Payment of Our Expenses

WhiteHorse Advisers provides and pays for all investment professionals of WhiteHorse Advisers and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services.

We bear all other costs and expenses of our operations and transactions, including:

•	calculating our NAV and NAV per share (including the cost and expenses of any independent valuation firm);
•	fees and expenses, including travel expenses, incurred by WhiteHorse Advisers or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of this and all future offerings of common shares and other securities, if any;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable to WhiteHorse Administration under the Administration Agreement;
•	transfer agent and custody fees and expenses;
•	the allocated costs incurred by WhiteHorse Administration as our Administrator in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;
•	brokerage fees and commissions;
•	registration fees;
•	listing fees;
•	taxes;
•	independent director fees and expenses;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	direct costs and expenses of administration and operation, including audit and legal costs;
•	fees and expenses associated with marketing efforts to investors and sponsors;
•	dues, fees and charges of any trade association of which we are a member; and
•	all other expenses reasonably incurred by us or WhiteHorse Administration in connection with administering our business, such as the allocable portion of overhead under our Administration Agreement, including rent and our allocable portion of the costs and expenses of our chief compliance officer, chief financial officer and chief operating officer along with their respective staffs.

Duration and Termination

The Investment Advisory Agreement, originally approved on September 18, 2012, was re-approved by our board of directors, including a majority of our directors who are not interested persons of us or WhiteHorse Advisers, on August 3, 2015. Unless terminated earlier as described below, the Investment

Advisory Agreement will continue in effect for a period of one year from its execution date. It will remain in effect from year to year thereafter if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of WhiteHorse Finance. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. See “Risk Factors — Risks Relating to our Business and Structure — We depend upon key personnel of H.I.G. Capital and its affiliates.”

Limitation of Liability and Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, WhiteHorse Advisers and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with the Investment Adviser, including its general partner and the Administrator are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from WhiteHorse Advisers’ performance of its duties and obligations under the Investment Advisory Agreement or otherwise as our Investment Adviser.

Board of Directors’ Approval of the Investment Advisory Agreement

Our board of directors determined at a meeting held on August 3, 2015 to re-approve the Investment Advisory Agreement, which was originally approved on September 18, 2012. In its consideration of the Investment Advisory Agreement, the board of directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services provided to us by the Investment Adviser;
•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;
•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•	any existing and potential sources of indirect income to the Investment Adviser or WhiteHorse Administration from their relationships with us and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
•	the organizational capability and financial condition of the Investment Adviser and its affiliates;
•	the Investment Adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the Investment Adviser; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the considerations detailed above, the board of directors, including all of the directors who are not “interested persons,” as that term is defined in the 1940 Act, of us or WhiteHorse Advisers, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Investment Advisory Agreement, as well as the Administration Agreement, as being in the best interests of our stockholders.

Administration Agreement

Pursuant to the Administration Agreement, WhiteHorse Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services to enable us to operate. WhiteHorse Administration also provides us with access to the resources necessary for us to perform our obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, WhiteHorse Administration assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement equal an amount based upon our allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief compliance officer, chief operating officer and chief financial officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides managerial assistance on our behalf to portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis, without any profit to WhiteHorse Administration.

Limitation of Liability and Indemnification

The Administration Agreement provides that WhiteHorse Administration and its officers, managers, partners, agents, employees, controlling persons, members and affiliates are not liable to us or any of our stockholders for any act or omission by it or such other persons or entities in connection with its duties or obligations under the Administration Agreement or otherwise as our Administrator, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under the Administration Agreement. The Administration Agreement also provides for indemnification by us of WhiteHorse Administration and its managers, partners, officers, employees, agents, controlling persons, members and affiliates for damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by us or our stockholders or in our or our stockholders’ right) arising out of or otherwise based on WhiteHorse Administration’s duties or obligations under the Administration Agreement or otherwise as our Administrator, subject to the same limitations and conditions.

License Agreement

We have entered into the License Agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name. Under this agreement, we have a right to use the WhiteHorse name for so long as WhiteHorse Advisers or one of its affiliates remains our Investment Adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice to the other party and is also terminable by the affiliate of H.I.G. Capital in the case of certain events of non-compliance. Other than with respect to this limited license, we have no legal right to the “WhiteHorse” name.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with our Investment Adviser, in which our senior management and members of our investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with our Investment Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors and the members of our Investment Adviser and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by our investment or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, our Investment Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with our Investment Adviser’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns.” Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our Investment Adviser’s allocation policy provides for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Policies and Procedures for Managing Conflicts

Our Investment Adviser and its affiliates have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between our Investment Adviser’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and their other clients. An investment opportunity that is suitable for multiple clients of our Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that our Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our Investment Adviser may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by our Investment Adviser and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the allocation policy of H.I.G. Capital and our Investment Adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by our Investment Adviser and reviewed by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our Investment Adviser and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we cannot assure you that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that these determinations will be made similarly for other accounts sponsored or managed by H.I.G. Capital and its affiliates. In situations where co-investment with other accounts managed by our Investment Adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our Investment Adviser will need to decide which client will proceed with the investment. Our Investment Adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible under the Exemptive Relief Order, existing regulatory guidance, applicable regulations or our allocation procedures. Pursuant to the Exemptive Relief Order, certain types of negotiated co-investments may be made only if our board of directors determines that it would be advantageous for us to co-invest with other accounts managed by our Investment Adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you, however, that we will develop opportunities that comply with such limitations.

Material Non-Public Information

Our senior management, members of our investment committee and other investment professionals from our Investment Adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

Under the Investment Advisory Agreement, we pay WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee. This fee structure may create an incentive for WhiteHorse Advisers to invest in certain types of securities. Additionally, we rely on investment professionals from our Investment Adviser to assist our board of directors with the valuation of our portfolio investments. See “— Staffing Agreement.”

The management fee and incentive fee paid to our Investment Adviser are based on the value of our investments and there may be a conflict of interest when personnel of our Investment Adviser are involved in the valuation process for our portfolio investments. See “Risk Factors — Risks Relating to our Business and Structure — There are significant conflicts of interest that could affect our investment returns.”

Staffing Agreement

WhiteHorse Advisers is an affiliate of H.I.G. Capital, with whom it has entered into the Staffing Agreement. Under the Staffing Agreement, H.I.G. Capital has agreed to make available to WhiteHorse Advisers experienced investment professionals and access to the senior investment personnel and other resources of H.I.G. Capital and its affiliates. The Staffing Agreement provides WhiteHorse Advisers with access to deal flow generated by the professionals of H.I.G. Capital and commits the members of H.I.G. Capital’s investment committee to serve as members of WhiteHorse Advisers’ investment committee. In addition, under the Staffing Agreement, H.I.G. Capital is obligated to allocate investment opportunities among its managed affiliates fairly and equitably over time in accordance with its allocation policy. WhiteHorse Advisers intends to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of H.I.G. Capital’s investment professionals.

Administration Agreement

Pursuant to the Administration Agreement, WhiteHorse Administration and its affiliates furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services to enable us to operate. WhiteHorse Administration also provides us with access to the resources necessary for us to perform our obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility and for certain portfolio companies. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, WhiteHorse Administration assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments in respect of the obligations of WhiteHorse Administration and its affiliates under the Administration Agreement equal an amount based upon our allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief compliance officer, chief operating officer and chief financial officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides managerial assistance on our behalf to portfolio companies that request such assistance. The renewal of the Administration Agreement was approved by our board of directors in November 2014. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis, without any profit to WhiteHorse Administration.

License Agreement

We have entered into the License Agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the name “WhiteHorse.” Under this agreement, we have a right to use the WhiteHorse name, for so long as WhiteHorse Advisers or one of its affiliates remains our Investment Adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days prior written notice and is also terminable by H.I.G. Capital in the case of certain events of non-compliance. Other than with respect to this limited license, we will have no legal right to the “WhiteHorse” name.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of August 19, 2015, there were 14,982,857 shares of common stock outstanding and 18 stockholders of record. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding common stock and all officers and directors, as a group.

Name and address(1)	Type of ownership	Percentage of Common Stock outstanding
		Shares owned	Percentage
H.I.G. Bayside Debt & LBO Fund II, L.P.(1)	Record/Beneficial	4,330,265	28.9%
H.I.G. Bayside Loan Opportunity Fund II, L.P.(1)	Record/Beneficial	3,528,649	23.6%
John Bolduc(2)	Record/Beneficial	128,634	*
Jay Carvell(2)	Record/Beneficial	10,641	*
Anthony Tamer(3)(4)	Record/Beneficial	8,019,773	53.5%
Sami Mnaymneh(3)(5)	Record/Beneficial	8,031,727	53.6%
Thomas C. Davis(2)	Record/Beneficial	8,000	*
G. Stacy Smith(2)	Record/Beneficial	—	*
Rick D. Puckett(2)	Record/Beneficial	18,912	*
Marco Collazos(2)	Record/Beneficial	—	*
Gerhard Lombard(2)	Record/Beneficial	3,919	*
All officers and directors as a group (7 persons)	Record/Beneficial	170,106	1.1%

*	Represents less than 1.0%.
(1)	The address of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., each a Delaware limited partnership, is 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. The shares of common stock shown in the above table as being owned by the named entities reflect the fact that they collectively may be viewed as having investment power over 7,858,914 shares of our common stock indirectly owned of record by such entities, although voting rights to such securities have been passed through to the respective limited partners. Each of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. disclaim beneficial ownership of such shares of common stock, except to the extent of their respective pecuniary interests therein.
(2)	The address for each of our officers and directors is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.
(3)	Messrs. Mnaymneh and Tamer are control persons of H.I.G.-GP II, Inc., which is the manager of the general partner of each of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. The shares of common stock shown in the above table as being owned by each named individual reflects the fact that, due to their control of such entities, each may be viewed as having investment power over 7,858,914 shares of common stock indirectly owned by such entities, although voting rights to such securities have been passed through to the respective members and limited partners. Messrs. Mnaymneh and Tamer disclaim beneficial ownership of such shares of common stock except to the extent of their respective pecuniary interests therein.
(4)	Mr. Tamer is the President of Tamer H.I.G. Management, L.P. The shares of common stock shown in the above table as being owned by Mr. Tamer reflects the fact that, due to his control of Tamer H.I.G. Management, L.P., Mr. Tamer may be viewed as having investment power over 160,859 shares of common stock owned by such entity. Mr. Tamer disclaims beneficial ownership of shares of common stock held by Tamer H.I.G. Management, L.P., except to the extent of his direct pecuniary interest therein.

(5)	Mr. Mnaymneh is the General Partner and Manager of Mnaymneh H.I.G. Management, L.P. The shares of common stock shown in the above table as being owned by Mr. Mnaymneh reflects the fact that, due to his control of Mnaymneh H.I.G. Management, L.P., Mr. Mnaymneh may be viewed as having investment power over 172,813 shares of common stock owned by such entity. Mr. Mnaymneh disclaims beneficial ownership of shares of common stock held by Mnaymneh H.I.G. Management, L.P., except to the extent of his direct pecuniary interest therein.

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of August 19, 2015. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in WhiteHorse Finance(1)
Independent Directors
Thomas C. Davis	$100,001 – $500,000
G. Stacy Smith	None
Rick D. Puckett	$100,001 – $500,000
Interested Directors
John Bolduc	Over $1,000,000
Jay Carvell	$100,001 – $500,000

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

SELLING STOCKHOLDERS

This prospectus also relates to 7,858,914 shares of our common stock that may be offered for resale by the stockholders identified below. These stockholders acquired the shares from us in connection with the BDC Conversion and subsequent distributions as part of the dividend reinvestment plan. We are registering the shares to permit the stockholders and their pledgees, donees, transferees and other successors-in-interest that receive their shares from a stockholder as a gift, partnership distribution or other non-sale related transfer after the date of this prospectus to resell the shares when and as they deem appropriate. We do not know how long the stockholders will hold the shares before selling them, if at all, or how many shares they will sell, if any, and we currently have no agreements, arrangements or understandings with the stockholders regarding the sale of any of the resale shares. We will pay the printing, legal, filing and other similar expenses of any offering of common stock by the selling stockholders. The selling stockholders will bear all other expenses, including any brokerage fees, underwriting discounts and commissions, of any such offering.

As of the date of this prospectus, the following table sets out certain ownership information with respect to the selling stockholders and our common stock. The shares offered by this prospectus may be offered from time to time by the stockholders listed below.

H.I.G. Capital and its affiliates serve as investment adviser to the selling stockholders. By virtue of its investment power over securities held by the selling stockholder, H.I.G. Capital and its affiliates may be deemed to have beneficial ownership and Messrs. John Bolduc and Jay Carvell, due to their control of H.I.G. Capital and its affiliates, as well as their ownership interests in the selling stockholder, may each be viewed as having investment power over the shares of WhiteHorse Finance, Inc. indirectly owned by the selling stockholders although voting rights to such securities have been passed through to the members of the selling stockholders.

	Shares Beneficially Owned Prior to Offering		Number of Shares That May Be Offered	Shares Beneficially Owned After Offering (Assuming All Offered Shares are Sold)
Stockholder	Number	Percent		Number	Percent
H.I.G. Bayside Debt & LBO Fund II, L.P.	4,330,265	28.9%	4,330,265	—	—
H.I.G Bayside Loan Opportunity Fund II, L.P	3,528,649	23.6%	3,528,649	—	—
Total	7,858,914	52.5%	7,858,914	—	—

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

We value our investments in accordance with ASC Topic 820. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC Topic 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value. ASC Topic 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 —	quoted unadjusted prices in active markets for identical investments as of the reporting date
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Investment Adviser’s own assumptions about the assumptions market participants would use in determining the fair values of investments)

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

Our portfolio consists primarily of debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board has retained one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. Independent valuation firms retained by our board provide a valuation review on 25% of our investments for which market quotations are not readily available each quarter to ensure that the fair value of each investment for which a market quote is not readily available is reviewed by an independent valuation firm at least once during each 12-month period. However, our board does not intend to have de minimis investments of less than 2.0% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed.

Our board is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments and valuation pricing models. For those investments valued using quotations, the bid price is generally used unless we determine that it is not representative of an exit price.

With respect to investments for which market quotations are not readily available, our board will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our Investment Adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our investment committee and our Investment Adviser.
•	The audit committee of the board reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis and, in certain cases, third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on our assessment of the underlying investment, and we may analyze apparently comparable investments in different ways. See “Risk Factors — Risks Relating to our Business and Structure — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.”

Determinations in Connection with Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the NAV of our common stock at the time at which the sale is made unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recent public filing with the SEC that discloses the NAV of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the NAV of our common stock during the period discussed above.

Whenever we do not have current stockholder approval to issue shares of our common stock at a price per share below our then-current NAV per share, the offering price per share (exclusive of any distributing commission or discount) will equal or exceed NAV per share, based on the value of our portfolio securities and other assets determined in good faith by our board of directors as of a time within 48 hours (excluding Sundays or holidays) of the sale. However, we have received the consent of a majority of our common stockholders to issue shares of our common stock at a price below our then-current NAV during a 12-month period ending on August 2, 2016. If our board of directors decides that such an offering is in the best interest of our common stockholders, then we may undertake such an offering. See “Sales Of Common Stock Below NAV” for more information.

To the extent that the above procedures result in even a remote possibility that we may (i) in the absence of stockholder approval issue shares of our common stock at a price below the then-current NAV of our common stock at the time at which the sale is made or (ii) trigger our undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the NAV fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine NAV within two days prior to any such sale to ensure that such sale will not be below our then-current NAV, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine NAV to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the then-current NAV of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form N-2. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We may use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to NAV. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the valuation date fixed by our board for such distribution. The market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the NAV of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us generally will be equal to the total dollar value of the distribution paid to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account. To the extent a stockholder is subject to U.S. federal withholding tax on a distribution, we will withhold the applicable tax and the balance will be reinvested in our common stock (or paid to such stockholder in cash if the stockholder has opted out of our dividend reinvestment plan).

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or other distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at (877) 276-7499.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. Our common stock is traded on the NASDAQ Global Select Market under the ticker symbol “WHF”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of August 19, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	14,982,857
Preferred Stock	1,000,000	—	—

All shares of our common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of our board of directors. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board of directors such as our board of directors may be removed only for cause by a majority vote of our stockholders. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board of directors, the chief executive officer or the board of directors. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our board of directors, the chairman of the board of directors and our chief executive officer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act currently requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the certificate of designations and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current NAV per share of common stock, taking into account underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title and aggregate number of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering;
•	the terms of any rights to redeem, or call such subscription rights;
•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;
•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	the terms of any rights to redeem, or call such warrants;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise or conversion price is not less than the current market value at the date of issuance, (3) the exercise or conversion price is not less than the then-current NAV per share of our common stock (unless the requirements of Section 63 of the 1940 Act are met), (4) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of WhiteHorse Finance and its stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue additional debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and American Stock Transfer & Trust Company, LLC, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default —  Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will issue debt securities in book-entry only form represented by global securities.

If any debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share at the time of issuance of such debt securities (unless the majority of our board of directors determines that a lower exercise price is in the best interests of us and the stockholders, a majority of our stockholders (including stockholders who are not affiliated persons of us) have approved an issuance of common stock below the then-current NAV per share in the 12 months preceding the issuance and the exercise price closely approximates the market value of our common stock at the time the debt securities are issued).

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on the record date, even if that person no longer owns the debt security on the interest due date. Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;
•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and
•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions — Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service, or IRS, ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

American Stock Transfer & Trust Company, LLC will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

We have elected to be treated as a business development company under the 1940 Act and have elected be treated as a RIC under Subchapter M of the Code and intend to qualify annually for such treatment. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current NAV per share. We may, however, issue or sell our common stock, at a price below the current NAV of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations to the extent that we are permitted to engage in such hedging transactions without registering with the CFTC as a commodity pool operator. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than three percent of the voting stock of any registered investment company, invest more than five percent of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental, and all may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a SBIC wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:
•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or
•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. Government securities or other high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. We expect to adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or other high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or may invest in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to five percent of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with those of WhiteHorse Warehouse for financial reporting purposes and measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. For a discussion of the risks associated with leverage, see “Risk Factors — Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.”

Code of Ethics

We and WhiteHorse Advisers have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Investment Adviser. The Proxy Voting Policies and Procedures of our Investment Adviser are set forth below. The guidelines are reviewed periodically by our Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to our Investment Adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our clients’ portfolio securities in what we perceive to be the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. In most cases, we will vote in favor of proposals that we believe are likely to increase the value of our clients’ portfolio securities. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts, including to H.I.G. Capital, and may request guidance on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how we voted proxies by making a written request for proxy voting information to: Investor Relations, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131 or by calling us collect at (305) 381-6999.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We will be periodically examined by the SEC for compliance with the 1940 Act.

We and the Investment Adviser are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates, including the Investment Adviser, without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by business development companies with affiliates to prohibit “joint” transactions among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, we will be unable to invest in any issuer in which another account sponsored or managed by our Investment Adviser has previously invested.

On July 8, 2014, we received an exemptive relief order from the SEC, which permits us to participate in negotiated investments with our affiliates, subject to certain conditions. The exemptive relief order to co-invest with affiliated funds provides stockholders with access to a broader range of investment opportunities.

Our stockholders approved us to issue and sell our common stock during a 12-month period ending on August 2, 2016 at a price below then-current NAV per share. We may issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV per share of our common stock if our board determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board, closely approximates the market value of such securities (less any distributing commission or discount).

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K under the Securities Act, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, beginning with our fiscal year ending December 31, 2013, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm beginning with the first fiscal year in which we do not qualify as an emerging growth company; and
•	pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

JOBS Act

We are an “emerging growth company,” as defined in the JOBS Act signed into law in April 2012 until the earliest of:

•	the last day of our fiscal year ending December 31, 2017;
•	the last day of the fiscal year in which our total annual gross revenues first exceed $1 billion;
•	the date on which we have, during the prior three-year period, issued more than $1 billion in non-convertible debt; or
•	the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Under the JOBS Act, we are currently exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. While we are an emerging growth company, we are taking advantage of the extended transition period available to emerging growth companies to comply with “new or revised accounting standards” until those standards are applicable to private companies. As a result, our financial statements may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards that are applicable to public companies.

Small Business Investment Company Regulations

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to certain eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, a SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by a SBIC in a portfolio company). Regulations adopted by the SBA allow a SBIC to exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity.

The American Recovery and Reinvestment Act of 2009, or the 2009 Stimulus Bill, contains several provisions applicable to SBIC funds. One of the key SBIC-related provisions included in the 2009 Stimulus Bill increased the maximum amount of combined SBIC leverage, or the SBIC leverage cap, to $225 million for affiliated SBIC funds.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (1) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (2) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the U.S. federal government); (3) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (4) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (5) a checking account in a federally insured institution; or (6) a reasonable petty cash fund.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. No brokerage commissions have been paid in the past three fiscal years. Subject to policies established by our board of directors, our Investment Adviser is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Investment Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our Investment Adviser generally seeks reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our Investment Adviser may select a broker based upon brokerage or research services provided to our Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, an amount at least equal to 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed to our stockholders. We may choose to retain our net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax described below.

We will generally be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income or gains realized, but not distributed, in the preceding calendar year, or the Excise Tax Avoidance Requirement. For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. We currently intend to make sufficient distributions to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and
•	diversify our holdings, or the Diversification Tests, so that at the end of each quarter of the taxable year:
º	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
º	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

In addition, we are subject to ordinary income and capital gain net income distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet U.S. federal excise tax distribution requirements will not cause us to lose our RIC status. We currently intend to make sufficient distributions each taxable year to satisfy the U.S. federal excise tax distribution requirements.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income such that we does not become subject to U.S. federal income or excise tax.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates. The Regulated Investment Company Modernization Act of 2010 provides some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

Should failure occur not only would all our taxable income be subject to tax at regular corporate rates, we would not be able to deduct distributions to stockholders in computing our taxable income, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis in our shares, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual U.S. stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum federal income tax rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a taxable year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a taxable year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Under a provision that is scheduled to expire for taxable years of RICs beginning after December 31, 2014 (unless the provision is extended by the U.S. Congress), properly designated dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance that this provision will be extended, if there is an extension, and depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

As of July 1, 2014, we are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gains made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of our common stock.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. In addition, this prospectus relates to 7,858,914 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.” We or the selling stockholders may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by such prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We or the selling stockholders may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by The Bank of New York Mellon. The address of the custodian is: One Wall Street, New York, New York 10286. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for WhiteHorse Finance by Dechert LLP, Washington, D.C. Dechert LLP also represents WhiteHorse Advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath LLP, an independent registered public accounting firm, has audited our consolidated financial statements as of December 31, 2014 and 2013, and for the three years in the period ended December 31, 2014, as set forth in its report elsewhere in this prospectus. We have included our consolidated financial statements in reliance on Crowe Horwath LLP’s report, given on their authority as experts in accounting and auditing. Crowe Horwath LLP is located at 488 Madison Avenue, Floor 3, New York, New York 10022.

ADDITIONAL INFORMATION

We have filed with the SEC this prospectus, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.whitehorsefinance.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us, in writing at: 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by telephone at (305) 381-6999. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

WHITEHORSE FINANCE, INC.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	June 30, 2015	December 31, 2014
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$367,296	$383,500
Non-controlled affiliate company investments	20,200	20,000
Total investments, at fair value (amortized cost $385,375 and $401,062, respectively)	387,496	403,500
Cash and cash equivalents	19,388	11,647
Restricted cash and cash equivalents	7,936	4,495
Interest receivable	3,042	2,702
Deferred financing costs	4,237	4,004
Prepaid expenses and other receivables	192	494
Total assets	$422,291	$426,842
Liabilities
Credit facility	$100,500	$105,500
Senior notes	30,000	30,000
Unsecured term loan	55,000	55,000
Distributions payable	5,319	5,319
Management fees payable	5,442	5,006
Accounts payable and accrued expenses	787	659
Total liabilities	197,048	201,484
Commitments and contingencies (See Note 7)
Net assets
Common stock, 14,982,857 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	15	15
Paid-in capital in excess of par	228,731	228,731
Accumulated overdistributed net investment income	(5,336)	(5,918)
Accumulated realized gains on investments	349	728
Accumulated unrealized appreciation on investments	1,484	1,802
Total net assets	225,243	225,358
Total liabilities and total net assets	$422,291	$426,842
Number of shares outstanding	14,982,857	14,982,857
Net asset value per share	$15.03	$15.04

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Investment income
From non-controlled/non-affiliate company investments
Interest income	$10,696	$8,350	$21,207	$16,207
Fee income	724	668	824	1,061
From non-controlled affiliate company investments
Dividend income	742	—	1,402	—
Total investment income	12,162	9,018	23,433	17,268
Expenses
Interest expense	1,703	1,386	3,373	2,741
Base management fees	2,132	1,781	4,252	3,568
Performance-based incentive fees	1,472	982	2,805	1,132
Administrative service fees	314	359	643	684
General and administrative expenses	655	620	1,140	1,607
Total expenses, before fees waived	6,276	5,128	12,213	9,732
Base management fees waived	—	(103)	—	(447)
Total expenses, net of fees waived	6,276	5,025	12,213	9,285
Net investment income	5,886	3,993	11,220	7,983
Realized and unrealized gains (losses) on investments
Net realized losses
Non-controlled/non-affiliate company investments	(296)	—	(379)	—
Net realized losses	(296)	—	(379)	—
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(40)	1,024	(518)	3,404
Non-controlled affiliate company investments	200	—	200	—
Net change in unrealized appreciation (depreciation)	160	1,024	(318)	3,404
Net realized and unrealized (losses) gains on investments	(136)	1,024	(697)	3,404
Net increase in net assets resulting from operations	$5,750	$5,017	$10,523	$11,387
Per Common Share Data
Basic and diluted earnings per common share	$0.38	$0.34	$0.70	$0.76
Dividends and distributions declared per common share	$0.36	$0.36	$0.71	$0.71
Basic and diluted weighted average common shares outstanding	14,982,857	14,982,857	14,982,857	14,982,793

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Changes in Net Assets (Unaudited)
(in thousands, except share and per share data)

	Common Stock		Paid-in Capital in Excess of Par	Accumulated Over distributed Net Investment Income	Accumulated Realized Gains (Losses) on Investments	Accumulated Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Par amount
Balance at December 31, 2013	14,977,056	$15	$228,646	$(854)	$—	$(805)	$227,002
Stock issued in connection with dividend reinvestment plan	5,801	—	88	—	—	—	88
Net increase in net assets resulting from operations	—	—	—	7,983	—	3,404	11,387
Distributions declared	—	—	—	(10,638)	—	—	(10,638)
Balance at June 30, 2014	14,982,857	$15	$228,734	$(3,509)	$—	$2,599	$227,839
Balance at December 31, 2014	14,982,857	$15	$228,731	$(5,918)	$728	$1,802	$225,358
Net increase in net assets resulting from operations	—	—	—	11,220	(379)	(318)	10,523
Distributions declared	—	—	—	(10,638)	—	—	(10,638)
Balance at June 30, 2015	14,982,857	$15	$228,731	$(5,336)	$349	$1,484	$225,243

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Six months ended June 30,
	2015	2014
Cash flows from operating activities
Net increase in net assets resulting from operations	$10,523	$11,387
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Paid in kind income	(632)	(670)
Net realized losses on investments	379	—
Net unrealized depreciation (appreciation) on investments	318	(3,404)
Accretion of discount	(772)	(388)
Amortization of deferred financing costs	396	294
Acquisition of investments	(74,125)	(105,347)
Proceeds from principal payments and sales of portfolio investments	90,836	35,141
Net changes in operating assets and liabilities:
Restricted cash and cash equivalents	(3,441)	(963)
Interest receivable	(340)	(441)
Prepaid expenses and other receivables	302	(134)
Payable for investments purchased	—	(28,606)
Management fees payable	436	465
Accounts payable and accrued expenses	128	35
Net cash provided by (used in) operating activities	24,008	(92,631)
Cash flows from financing activities
Proceeds from borrowings under credit facility	29,000	17,000
Repayment of borrowings under credit facility	(34,000)	—
Deferred financing costs	(629)	—
Distributions paid to common stockholders, net of distributions reinvested	(10,638)	(10,548)
Net cash (used in) provided by financing activities	(16,267)	6,452
Net change in cash and cash equivalents	7,741	(86,179)
Cash and cash equivalents at beginning of period	11,647	92,905
Cash and cash equivalents at end of period	$19,388	$6,726
Supplemental disclosure of cash flow information:
Interest paid	$2,976	$2,459
Supplemental noncash disclosures:
Dividends reinvested	$—	$88

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)
June 30, 2015
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Debt Investments
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+10.50% (1.00% Floor)	11.50%	6/27/19	$14,850	$14,850	$14,791	6.57%
Consumer Finance
Golden Pear Funding III, LLC(7)
Second Lien Secured Term Loan	L+10.25% (1.00% Floor)	11.25%	6/25/20	25,000	24,709	24,750	10.99
Second Lien Secured Revolving Loan	L+10.25% (1.00% Floor)	11.25%	6/25/20	2,500	2,442	2,475	1.10
Oasis Legal Finance, LLC(7)
Second Lien Secured Term Loan	N/A(5)	10.50%	9/30/18	9,500	9,360	9,500	4.22
Sigue Corporation
Second Lien Secured Term Loan	L+10.00% (1.00% Floor)	11.00%	12/27/18	25,000	24,623	24,950	11.08
				62,000	61,134	61,675	27.39
Data Processing & Outsourced Services
Future Payment Technologies, L.P.
Second Lien Secured Term Loan	L+12.00% (1.00% Floor)	13.00% (2.00% PIK)	12/31/18	36,077	35,014	36,149	16.05
Diversified Support Services
Expert Global Solutions, Inc.
Second Lien Secured Term Loan	L+11.00% (1.50% Floor)	12.50%	10/3/18	7,500	7,430	7,455	3.31
Orion Healthcorp, Inc.
First Lien Secured Term Loan	L+9.00% (2.00% Floor)	11.00%	9/30/17	7,998	7,793	7,958	3.53
Smile Brands Group Inc.
First Lien Secured Term Loan	L+6.25% (1.25% Floor)	7.50%	8/16/19	11,790	11,612	10,022	4.45
				27,288	26,835	25,435	11.29
Electronic Equipment & Instruments
AP Gaming I, LLC
First Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	12/20/20	9,850	9,597	9,830	4.36
Food Retail
Crews of California, Inc.
First Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	15,093	14,785	15,183	6.74
First Lien Secured Revolving Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	1,501	1,402	1,510	0.67
First Lien Secured Delayed Draw Term Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	5,008	4,910	5,038	2.24
				21,602	21,097	21,731	9.65

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) – (continued)
June 30, 2015
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Health Care Distributors
Comprehensive Decubitus Therapy, Inc.
First Lien Secured Term Loan	P+12.50% (3.25% Floor)	15.75% (3.00% PIK)	3/15/18	$11,438	$11,286	$11,518	5.11%
First Lien Secured Revolving Loan	P+12.50% (3.25% Floor)	15.75% (3.00% PIK)	3/15/18	—	(22)	—	—
P2 Newco Acquisition, Inc.(6)
Second Lien Secured Term Loan	L+8.50% (1.00% Floor)	9.50%	10/22/21	6,000	5,949	5,958	2.65
				17,438	17,213	17,476	7.76
Health Care Facilities
Coastal Sober Living, LLC
First Lien Secured Term Loan	L+9.25% (1.00% Floor)	10.25%	6/30/19	42,130	41,462	42,046	18.67
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+7.00% (1.50% Floor)	8.50%	1/31/18	14,663	14,487	14,663	6.51
Second Lien Secured Term Loan	N/A(5)	13.75%	7/31/18	1,000	966	997	0.44
				57,793	56,915	57,706	25.62
Health Care Technology
Client Network Services, Inc.
First Lien Secured Term Loan	L+13.00% (0.50% Floor)	13.50%	4/24/19	17,992	17,686	18,064	8.02
First Lien Secured Revolving Loan	P+12.00% (3.25% Floor)	15.25%	4/24/19	—	—	—	—
				17,992	17,686	18,064	8.02
Homebuilding
Orleans Homebuilders, Inc.
First Lien Secured Term Loan	L+8.50% (2.00% Floor)	10.50%	2/14/16	16,091	16,116	16,091	7.14
Integrated Telecommunication Services
Securus Technologies Holdings, Inc.
Second Lien Secured Term Loan	L+7.75% (1.25% Floor)	9.00%	4/30/21	9,090	9,057	8,881	3.94
Oil & Gas Drilling
ProPetro Services, Inc.
First Lien Secured Term Loan	L+6.25% (1.00% Floor)	7.25%	9/30/19	9,125	9,051	8,623	3.83
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50% (1.25% Floor)	8.75%	4/15/20	13,000	12,843	11,882	5.27
Larchmont Resources, LLC
First Lien Secured Term Loan	L+7.25% (1.00% Floor)	8.25%	8/7/19	1,985	2,021	1,772	0.79
				14,985	14,864	13,654	6.06

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) – (continued)
June 30, 2015
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Other Diversified Financial Services
RCS Capital Corporation(7)
Second Lien Secured Term Loan	L+10.50% (1.00% Floor)	11.50%	4/29/21	$17,750	$17,826	$17,644	7.83%
The Pay-O-Matic Corp.
First Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00%	3/31/18	10,000	9,814	9,970	4.43
				27,750	27,640	27,614	12.26
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+9.00% (1.25% Floor)	10.25%	7/1/20	18,000	17,816	18,072	8.02
Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(4)(6)(7)
First Lien Secured Term Loan	N/A(5)	10.00%	6/30/17	2,906	2,938	2,906	1.29
Trucking
Fox Rent A Car, Inc.
Second Lien Secured Term Loan	L+12.00%	12.19%	10/31/19	7,500	7,432	7,538	3.35
Total Debt Investments				370,337	365,255	366,236	162.60
Equity Investments
Diversified Support Services
Constellation Health, LLC Warrants(6)	N/A	N/A	3/31/18	—	—	790	0.35
Food Retail
Crews of California, Inc. Warrants(6)	N/A	N/A	12/31/24	—	—	163	0.07
Nicholas & Associates, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	31	0.01
Pinnacle Management Group, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	59	0.03
RC3 Enterprises, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	17	0.01
				—	—	270	0.12
Specialized Finance
NMFC Senior Loan Program I LLC Units(6)(7)(8)	N/A	N/A	6/10/19	—	20,120	20,200	8.97
Total Equity Investments					20,120	21,260	9.44
Total Investments				$370,337	$385,375	$387,496	172.03%

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or the Prime Rate (“P”), which resets monthly, quarterly or semiannually.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) – (continued)
June 30, 2015
(in thousands)

(4)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.
(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.
(6)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represent 82% of total assets.
(8)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments
December 31, 2014
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Debt Investments
Auto Parts & Equipment
GST Autoleather, Inc.
First Lien Secured Term Loan	L+5.50% (1.00% Floor)	6.50%	7/10/20	$1,995	$1,990	$1,975	0.88%
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+10.50% (1.00% Floor)	11.50%	6/27/19	14,850	14,850	14,865	6.60
Cable & Satellite
Puerto Rico Cable Acquisition Company, Inc.
Second Lien Secured Term Loan	L+8.50% (1.00% Floor)	9.50%	5/30/19	7,000	6,932	7,007	3.11
Consumer Finance
Golden Pear Funding III, LLC(7)
First Lien Secured Term Loan	L+9.75%) (1.00% Floor)	10.75%	12/29/19	10,000	9,800	9,880	4.38
Oasis Legal Finance, LLC(7)
Second Lien Secured Term Loan	N/A(5)	10.50%	9/30/18	9,500	9,342	9,434	4.19
Sigue Corporation
Second Lien Secured Term Loan	L+9.50% (1.00% Floor)	10.50%	12/27/18	25,000	24,580	24,850	11.03
				44,500	43,722	44,164	19.60
Data Processing & Outsourced Services
Future Payment Technologies, L.P.
Second Lien Secured Term Loan	L+12.00% (1.00% Floor)	13.00% (2.00% PIK)	12/31/18	35,716	34,534	35,716	15.85
Diversified Support Services
Orion Healthcorp, Inc.
First Lien Secured Term Loan	L+9.00% (2.00% Floor)	11.00%	9/30/17	9,616	9,364	9,491	4.21
Smile Brands Group Inc.
First Lien Secured Term Loan	L+6.25% (1.25% Floor)	7.50%	8/16/19	11,850	11,655	11,577	5.14
				21,466	21,019	21,068	9.35
Electronic Equipment & Instruments
AP Gaming I, LLC
First Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	12/20/20	9,900	9,630	9,623	4.27

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2014
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Food Retail
Crews of California, Inc.
First Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	$15,017	$14,685	$14,807	6.57%
First Lien Secured Revolving Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	—	(110)	—	—
First Lien Secured Delayed Draw Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	—	(110)	—	—
				15,017	14,465	14,807	6.57
Health Care Distributors
Comprehensive Decubitus Therapy, Inc.
First Lien Secured Term Loan	P+12.50% (3.25% Floor)	15.75% (3.00% PIK)	3/15/18	12,311	12,125	12,163	5.40
First Lien Secured Revolving Loan	P+12.50% (3.25% Floor)	15.75% (3.00% PIK)	3/15/18	—	(26)	—	—
P2 Newco Acquisition, Inc.(6)
Second Lien Secured Term Loan	L+8.50% (1.00% Floor)	9.50%	10/22/21	10,000	9,910	10,010	4.44
				22,311	22,009	22,173	9.84
Health Care Facilities
Coastal Sober Living, LLC
First Lien Secured Term Loan	L+9.25% (1.00% Floor)	10.25%	6/30/19	43,230	42,494	43,014	19.09
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+7.00% (1.50% Floor)	8.50%	1/31/18	14,738	14,534	14,679	6.51
Second Lien Secured Term Loan	N/A(5)	13.75%	7/31/18	1,000	962	997	0.44
				58,968	57,990	58,690	26.04
Health Care Technology
Client Network Services, Inc.
First Lien Secured Term Loan	L+13.00% (0.50% Floor)	13.50% (1.00% PIK)	4/24/19	28,657	28,226	28,657	12.72
First Lien Secured Revolving Loan	L+12.00% (0.50% Floor)	12.50%	4/24/19	1,500	1,500	1,500	0.67
				30,157	29,726	30,157	13.39
Homebuilding
Orleans Homebuilders, Inc.
First Lien Secured Term Loan	L+8.50% (2.00% Floor)	10.50%	2/14/16	16,175	16,214	16,175	7.18
Home Furnishing Retail
BDF Acquisition Corp.(6)
Second Lien Secured Term Loan	L+8.00% (1.00% Floor)	9.00%	2/12/22	5,000	4,907	4,975	2.21

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2014
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Human Resource & Employment Services
Miller Heiman, Inc.
First Lien Secured Term Loan	L+5.75% (1.00% Floor)	6.75%	9/30/19	$3,949	$3,877	$3,862	1.71%
Integrated Telecommunication Services
Securus Technologies Holdings, Inc.
Second Lien Secured Term Loan	L+7.75% (1.25% Floor)	9.00%	4/30/21	12,090	12,023	11,945	5.30
Internet Software & Services
Tourico Holidays, Inc.
First Lien Secured Term Loan	L+7.50% (1.00% Floor)	8.50%	11/5/18	10,000	9,952	9,870	4.38
Metal & Glass Containers
Pelican Products, Inc.(6)
Second Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	4/11/21	3,000	2,979	3,018	1.34
Oil & Gas Drilling
ProPetro Services, Inc.
First Lien Secured Term Loan	L+6.25% (1.00% Floor)	7.25%	9/30/19	9,375	9,293	9,291	4.12
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50% (1.25% Floor)	8.75%	4/15/20	13,000	12,831	11,635	5.16
Larchmont Resources, LLC
First Lien Secured Term Loan	L+7.25% (1.00% Floor)	8.25%	8/7/19	1,990	2,030	2,000	0.89
				14,990	14,861	13,635	6.05
Oil & Gas Storage & Transportation
Sprint Industrial Holdings LLC(6)
First Lien Secured Term Loan	L+5.75% (1.25% Floor)	7.00%	5/14/19	1,990	2,002	1,994	0.88
Other Diversified Financial Services
RCS Capital Corporation(7)
Second Lien Secured Term Loan	L+9.50% (1.00% Floor)	10.50%	4/29/21	17,750	17,831	17,253	7.66
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+8.50% (1.25% Floor)	9.75%	7/1/20	18,000	17,802	17,964	7.97

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2014
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(4)(6)(7)
First Lien Secured Term Loan	N/A(5)	10.00%	6/30/17	$ 4,843	$ 4,907	$ 4,615	2.05%
Trucking
Fox Rent A Car, Inc.
Second Lien Secured Term Loan	L+12.00%	12.16%	10/31/19	7,500	7,427	7,448	3.30
Total Debt Investments				386,542	380,942	382,290	169.64
Equity Investments
Diversified Support Services
Constellation Health, LLC Warrants(6)	N/A	N/A	3/31/18	—	—	950	0.42
Food Retail
Crews of California, Inc. Warrants(6)	N/A	N/A	12/31/24	—	—	158	0.07
Nicholas & Associates, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	29	0.01
Pinnacle Management Group, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	57	0.03
RC3 Enterprises, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	16	0.01
				—	—	260	0.12
Specialized Finance
NMFC Senior Loan Program I LLC Units(6)(7)(8)	N/A	N/A	6/10/19	—	20,120	20,000	8.87
Total Equity Investments				—	20,120	21,210	9.41
Total Investments				$386,542	$401,062	$403,500	179.05%

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the 1940 Act, and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to LIBOR or the Prime Rate, which resets monthly, quarterly or semiannually.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the PIK interest rate, as the case may be.
(4)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.
(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.
(6)	Investment does not provide collateral for the Company’s credit facility.
(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets.
(8)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 1 — ORGANIZATION

WhiteHorse Finance, Inc. (“WhiteHorse Finance” and, together with its subsidiaries, the “Company”) is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, WhiteHorse Finance elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On December 4, 2012, WhiteHorse Finance priced its initial public offering (the “IPO”), selling 6,666,667 shares. Concurrent with the IPO, certain of the Company’s directors, officers, the managers of its investment adviser and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, purchased an additional 472,673 shares through a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). WhiteHorse Finance’s common stock trades on the NASDAQ Global Select Market under the symbol “WHF”.

The Company’s investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on the London Interbank Offered Rate (“LIBOR”). It may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests and may receive warrants to purchase common stock in connection with its debt investments.

WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (“WhiteHorse Advisers”). H.I.G. WhiteHorse Administration, LLC (“WhiteHorse Administration”) provides administrative services necessary for the Company to operate.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and include WhiteHorse Finance, Inc., its wholly owned subsidiary, WhiteHorse Finance Warehouse, LLC (“WhiteHorse Warehouse”), and its subsidiary, Bayside Financing S.A.R.L. All significant intercompany balances and transactions and have been eliminated. Additionally, the accompanying consolidated financial statements and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. This Form 10-Q should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2014. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the year ending December 31, 2015.

Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the financial statements. Actual results could differ from those estimates.

Fair Value of Financial Instruments:  The Company determines the fair value of its financial instruments in accordance with Accounting Standards Codification (“ASC”) Topic 820 — Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

market participant who holds the financial instrument. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments are measured at fair value as determined in good faith by the Company’s investment committee, generally on a quarterly basis, and such valuations are reviewed by the audit committee of the board of directors and ultimately approved by the board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Any changes to the valuation methodology are reviewed by management and the Company’s board of directors to confirm that the changes are justified. The Company continues to review and refine its valuation procedures in response to market changes.

The Company engages independent external valuation firms to periodically review material investments. These external reviews are used by the board of directors to review the Company’s internal valuation of each investment over the year.

Investment Transactions:  The Company records investment transactions on a trade date basis. These transactions may settle subsequent to the trade date depending on the transaction type. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized in the consolidated statements of operations as they are incurred.

Revenue Recognition:  The Company’s revenue recognition policies are as follows:

Sales:  Realized gains or losses on the sales of investments are calculated by using the specific identification method.

Investment Income:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. The Company may also receive closing, commitment, prepayment, amendment and other fees from portfolio companies in the ordinary course of business.

Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Closing fees associated with investments in portfolio companies are deferred and recognized as interest income over the respective terms of the applicable loans using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan closing fees are recorded as part of interest income. Commitment fees are based upon the undrawn portion committed by the Company and are recorded as interest income on an accrual basis. Prepayment, amendment and other fees are recognized when earned, generally when such fees are receivable, and are included in fee income on the consolidated statements of operations.

The Company may invest in loans that contain a payment-in-kind (“PIK”) interest rate provision. PIK interest is accrued at the contractual rates and added to loan principal on the reset dates.

Non-accrual:  Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. The Company may conclude that non-accrual status is not required if the loan has sufficient collateral value and is in the process of collection. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. As of June 30, 2015 and December 31, 2014, the Company had no non-accrual loans.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Cash and Cash Equivalents:  Cash and cash equivalents include cash, deposits with financial institutions, and short-term liquid investments in money market funds with original maturities of three months or less.

Restricted Cash and Cash Equivalents:  Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing the Company’s credit facility. Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. Restricted cash that represents interest or fee income is transferred to unrestricted cash accounts by the trustee once a quarter after the payment of operating expenses and amounts due under the Credit Facility (as defined below).

Deferred Financing Costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized using the effective interest method and are included in interest expense in the consolidated statements of operations over the estimated life of the borrowings.

Income Taxes:  The Company elected to be treated as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, among other requirements, the Company is required to distribute at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, the Company is generally required to pay a nondeductible excise tax equal to 4% of the amount by which (1) 98% of ordinary income for the calendar year (taking into account certain deferrals and elections), (2) 98.2% of capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax exceed distributions for the year. The Company accrues estimated excise tax on the amount, if any, that estimated taxable income is expected to exceed the level of stockholder distributions described above.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under U.S. federal and state income tax laws and regulations, the amounts reported in the accompanying consolidated financial statements may be subject to change at a later date by the respective taxing authorities.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more-likely-than-not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statement is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority.

Penalties or interest that may be assessed related to any income taxes would be classified as general administrative expenses on the consolidated statements of operations. The Company had no amounts accrued for interest or penalties on June 30, 2015 or December 31, 2014. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next twelve months. Tax returns for each of the federal tax years since 2012 remain subject to examination by the Internal Revenue Service.

Dividends and Distributions:  Dividends and distributions to common stockholders are recorded on the ex-dividend date. Quarterly distribution payments are determined by the board of directors and are paid from taxable earnings estimated by management and may include a return of capital and/or capital gains. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company maintains an “opt out” dividend reinvestment plan for common stockholders. As a result, if the Company declares a dividend or other distribution, stockholders’ cash distributions will be automatically

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

reinvested in additional shares of common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

Earnings per Share:  The Company calculates earnings per share as earnings available to stockholders divided by the weighted average number of shares outstanding during the period.

Risks and Uncertainties:  In the normal course of business, the Company encounters primarily two significant types of economic risks: credit and market. Credit risk is the risk of default on the Company’s investments that result from an issuer’s, borrower’s or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of investments due to changes in interest rates, spreads or other market factors, including the value of the collateral underlying investments held by the Company. Management believes that the carrying value of its investments are fairly stated, taking into consideration these risks along with estimated collateral values, payment histories and other market information.

Newly Adopted Accounting Standards:  As permitted by Section 7(a)(2)(B) of the Securities Act, the Company has elected to defer the adoption of new and revised accounting standards applicable to public companies until they are also applicable to private companies. There are currently no such standards being deferred that will, in management’s opinion, have a material impact on the consolidated financial statements.

Recent Accounting Pronouncements:  During May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU 2015-07 will remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. This guidance is effective retrospectively for annual and interim periods beginning on or after December 15, 2016, and for interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact ASU 2015-07 will have on the consolidated financial statements.

During April 2015, the FASB issued ASU 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, containing new guidance that will require debt issuance costs related to a recognized debt liability of a reporting entity to be presented in the statement of assets and liabilities as a direct reduction from the carrying amount of such debt liability. The recognition and measurement guidance for debt issuance costs are not affected by ASU 2015-03. This guidance is effective for annual and interim periods beginning on or after December 15, 2015. The Company is currently evaluating the impact of adopting this ASU on the consolidated financial statements.

During February 2015, the FASB issued ASU 2015-02, Amendments to the Consolidation Analysis, which amends the consolidation requirements set forth under ASC Topic 810. Under this revised standard, greater emphasis is placed on risk of loss when determining a controlling financial interest. This standard also amends how variable interests held by a reporting entity’s related parties affect the reporting entity’s consolidation conclusion. The amendments made by ASU 2015-02 are effective for annual reporting periods beginning after December 15, 2015, including interim periods within that reporting period. The Company is currently evaluating the impact of adopting this ASU on the consolidated financial statements.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 3 — INVESTMENTS

Investments consisted of the following:

	June 30, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First lien secured loans	$189,788	$189,985	$218,882	$220,038
Second lien secured loans	175,467	176,251	162,060	162,252
Equity	20,120	21,260	20,120	21,210
Total	$385,375	$387,496	$401,062	$403,500

The following table shows the portfolio composition by industry grouping at fair value:

	June 30, 2015		December 31, 2014
Auto Parts & Equipment	$—	—%	$1,975	0.49%
Broadcasting	14,791	3.82	14,865	3.68
Cable & Satellite	—	—	7,007	1.74
Consumer Finance	61,675	15.92	44,164	10.95
Data Processing & Outsourced Services	36,149	9.33	35,716	8.85
Diversified Support Services	26,225	6.77	22,018	5.46
Electronic Equipment & Instruments	9,830	2.54	9,623	2.38
Food Retail	22,001	5.68	15,067	3.73
Health Care Distributors	17,476	4.51	22,173	5.50
Health Care Facilities	57,706	14.89	58,690	14.54
Health Care Technology	18,064	4.66	30,157	7.47
Homebuilding	16,091	4.15	16,175	4.01
Home Furnishing Retail	—	—	4,975	1.23
Human Resource & Employment Services	—	—	3,862	0.96
Integrated Telecommunication Services	8,881	2.29	11,945	2.96
Internet Software & Services	—	—	9,870	2.45
Metal & Glass Containers	—	—	3,018	0.75
Oil & Gas Drilling	8,623	2.23	9,291	2.30
Oil & Gas Exploration & Production	13,654	3.52	13,635	3.38
Oil & Gas Storage & Transportation	—	—	1,994	0.49
Other Diversified Financial Services	27,614	7.13	17,253	4.28
Specialized Consumer Services	18,072	4.66	17,964	4.45
Specialized Finance	23,106	5.96	24,615	6.10
Trucking	7,538	1.94	7,448	1.85
Total	$387,496	100.00%	$403,500	100.00%

The portfolio companies underlying the investments are located in the United States. As of June 30, 2015 and December 31, 2014, the weighted average remaining term of the Company’s debt investments was approximately 4.0 years and 4.5 years, respectively.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. During the six months ended June 30, 2015, there were no changes in the observability of valuation inputs that would have resulted in a reclassification of assets between any levels. During the six months ended June 30, 2014, changes in the observability of valuation inputs resulted in the reclassification of one asset from Level 3 to Level 2, with no other reclassification between levels.

Fair value for each investment is derived using a combination of valuation methodologies that, in the judgment of the investment committee of the Company’s investment adviser are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms’-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method or (vi) the option pricing method.

The following table presents investments (as shown on the consolidated schedule of investments) that were measured at fair value as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
First lien secured loans	$—	$—	$189,985	$189,985
Second lien secured loans	—	—	176,251	176,251
Equity	—	—	21,260	21,260
Total investments	$—	$—	$387,496	$387,496

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

The following table presents investments (as shown on the consolidated schedule of investments) that were measured at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
First lien secured loans	$—	$—	$220,038	$220,038
Second lien secured loans	—	—	162,252	162,252
Equity	—	—	21,210	21,210
Total investments	$—	$—	$403,500	$403,500

The following table presents the changes in investments measured at fair value using Level 3 inputs for the six months ended June 30, 2015:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Balance at December 31, 2014	$220,038	$162,252	$21,210	$403,500
Funding of investments	39,550	34,575	—	74,125
Non-cash interest income	271	361	—	632
Accretion of discount	477	295	—	772
Proceeds from pay downs and sales	(69,189)	(21,647)	—	(90,836)
Net realized gains (losses)	(202)	(177)	—	(379)
Net unrealized (depreciation) appreciation	(960)	592	50	(318)
Balance at June 30, 2015	$189,985	$176,251	$21,260	$387,496

The following table presents the changes in investments measured at fair value using Level 3 inputs for the six months ended June 30, 2014:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Balance at December 31, 2013	$141,059	$131,380	$—	$272,439
Funding of investments	62,836	30,489	10,000	103,325
Non-cash interest income	317	353	—	670
Accretion of discount	188	203	—	391
Proceeds from pay downs and sales	(16,096)	—	—	(16,096)
Net unrealized appreciation	1,582	1,788	230	3,600
Transfers out of Level 3	(17,484)	(21,142)	—	(38,626)
Balance at June 30, 2014	$172,402	$143,071	$10,230	$325,703

The significant unobservable inputs used in the fair value measurement of the Company’s investments are the discount rate, market quotes and exit multiples. A significant increase in the discount rate for an investment would result in a significantly lower fair value measurement. A significant increase in the market quoted price would result in a significantly higher fair value measurement.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

Quantitative information about Level 3 fair value measurements is as follows:

Investment Type	Fair Value at June 30, 2015	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
First lien secured loans	$143,648	Discounted cash flows	Discount rate Exit multiple	8.7% – 17.6% (12.8%) 5.0x – 9.0x (5.6x)
	46,337	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	9.5% – 12.8% (10.6%) 69.0 – 99.8 (90.0) 3.5x – 9.0x (6.7x)
	$189,985
Second lien secured loans	$79,137	Discounted cash flows	Discount rate Exit multiple	10.7% – 14.6% (13.1%) 4.5x – 6.5x (5.7x)
	97,114	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	10.3% – 13.9% (12.2%) 82.0 – 100.5 (95.8) 5.0x – 8.0x (6.4x)
	$176,251
Equity	$20,200	Discounted cash flows Black-Scholes model	Discount rate Volatility	10.0% 25.0%
	1,060
	$21,260
Total Level 3 investments	$387,496

Investment Type	Fair Value at December 31, 2014	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
First lien secured loans	$138,606	Discounted cash flows	Discount rate	9.1% – 22.5% (12.9%)
			Exit multiple	2.5x – 9.5x (6.1x)
	81,432	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	7.6% – 13.6% (10.1%) 95.5 – 99.5 (98.1) 5.1x – 11.9x (6.0x)
	$220,038
Second lien secured loans	$70,997	Discounted cash flows	Discount rate	11.2% – 14.6% (13.0%)
			Exit multiple	5.0x – 6.5x (5.6x)
	91,255	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	9.6% – 14.7% (11.7%) 89.8 – 101.0 (97.0) 1.0x – 8.5x (5.6x)
	$162,252
Equity	$20,000	Discounted cash flows Black-Scholes model	Discount rate Volatility	11.2% 25.0%
	1,210
	$21,210
Total Level 3 investments	$403,500

Valuation of investments may be determined by weighting various valuation techniques. Significant judgment is required in selecting the assumptions used to determine the fair values of these investments. The valuation methods selected for a particular investment are based on the circumstances and on the sufficiency of data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the nature of the instrument, whether the instrument is traded on an active exchange or in the secondary market and the current market conditions. To the extent that

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires a greater degree of judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower. These valuation methodologies involve a significant degree of judgment to be exercised.

As it relates to investments which do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed.

In some cases, fair value for such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined. Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of the investment professionals, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

The following table presents the carrying values and fair values of the Company’s borrowings as of June 30, 2015 and December 31, 2014. The fair values of the credit facility and unsecured term loan were estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available. The fair value of the senior notes was estimated using the unadjusted quoted price as of the valuation date.

		June 30, 2015		December 31, 2014
	Fair Value Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Credit facility	3	$100,500	$106,554	$105,500	$109,231
Senior notes	2	30,000	30,329	30,000	30,017
Unsecured term loan	3	55,000	54,195	55,000	54,442
		$185,500	$191,078	$190,500	$193,690

NOTE 5 — BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after giving effect to such borrowing. As of June 30, 2015, the Company’s asset coverage for borrowed amounts was 221.4%.

Credit Facility:  On September 27, 2012, the Company entered into a $150,000 revolving credit and security agreement with Natixis, New York Branch, acting as facility agent (the “Credit Facility”). On August 13, 2014, the Company amended the terms of its Credit Facility to (a) extend the reinvestment period from September 27, 2014 to March 27, 2015, with the option to extend the reinvestment period by an additional six months to September 27, 2015, (b) extend the final maturity date from September 27, 2020 to September 27, 2021, (c) increase the borrowing capacity under certain conditions by reducing certain

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 5 — BORROWINGS  – (continued)

concentration limitations, (d) reduce the commitment fee from 1.00% to 0.75% and (e) include an accordion feature which allows for the expansion of the borrowing limit up to $200,000 subject to consent from the lenders and other customary conditions. On March 12, 2015, the Company exercised its option to extend the reinvestment period from March 27, 2015 to September 27, 2015.

The Credit Facility bears interest at the daily commercial paper rate plus 2.25% on outstanding borrowings. The Company also incurs a commitment fee of 0.75% per annum on any undrawn balance. The Credit Facility is secured by all of the assets held by WhiteHorse Warehouse. In connection with this agreement, WhiteHorse Warehouse pledged securities with a fair value of $334,699 and $357,678, respectively, as of June 30, 2015 and December 31, 2014, as collateral for the Credit Facility. The Credit Facility has a final maturity date of September 27, 2021. Under the Credit Facility, the Company has made certain customary representations and warranties and is required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities.

The Credit Facility includes usual and customary events of default for credit facilities of this nature. At June 30, 2015, the Company had $100,500 outstanding borrowings and $49,500 undrawn under the Credit Facility. At December 31, 2014, the Company had $105,500 outstanding borrowings and $44,500 undrawn under the Credit Facility. Weighted average outstanding borrowings were $98,951 and $101,398 at weighted average interest rates of 2.56% and 2.56% for the three and six months ended June 30, 2015, respectively. Weighted average outstanding borrowings were $11,670 and $6,834 at weighted average interest rates of 2.52% and 2.52% for the three and six months ended June 30, 2014, respectively. The Company’s ability to draw down undrawn funds under the Credit Facility is determined by collateral and portfolio quality requirements stipulated in the credit and security agreement. At June 30, 2015 and December 31, 2014, $49,500 and $44,500, respectively, were available to be drawn by the Company based on these requirements.

Senior Notes:  On July 23, 2013, the Company completed a public offering of $30,000 of aggregate principal amount of 6.50% senior notes due 2020 (the “Senior Notes”), the net proceeds of which were used to reduce outstanding obligations under the Company’s unsecured term loan. Interest on the Senior Notes is paid quarterly on March 31, June 30, September 30 and December 31, at an annual rate of 6.50%. The Senior Notes mature on July 31, 2020. The Senior Notes are the Company’s direct senior unsecured obligations, rank senior to the Company’s unsecured term loan and are structurally subordinate to borrowings under the Credit Facility. The Senior Notes are listed on the NASDAQ Global Select Market under the symbol “WHFBL”.

Unsecured Term Loan:  On November 8, 2012, the Company entered into a $90,000 unsecured term loan agreement with Citibank, N.A., as the sole lead arranger, and H.I.G. Bayside Loan Opportunity Fund II, L.P. (“Loan Fund II”), as guarantor. On July 9, 2013, the Company amended the terms of its unsecured term loan to subordinate the unsecured term loan to the Senior Notes (as defined below). On July 19, 2013, the Company further amended the terms of its unsecured term loan to lower the annual interest rate from LIBOR plus 2.75% to LIBOR plus 2.20%. The amendment also extended the maturity date by one year to July 3, 2015. On July 24, 2013, the Company repaid $35,000 of its original borrowings. On December 22, 2014, the Company further amended the unsecured term loan agreement to (i) reduce the annual interest rate by 55 basis points, from LIBOR plus 2.2% to LIBOR plus 1.65% and (ii) extend the maturity date by one year to July 3, 2016. The amendment was effective as of January 6, 2015.

Under the terms of the amended unsecured term loan, with respect to which the Company pledged no collateral to the lenders, the Company is required to pay interest monthly at the annual rate, except at its option and under certain other circumstances at one of several other interest rates. The unsecured term loan is subject to customary covenants and events of default, such as failure to pay the principal of, or interest on, the unsecured term loan, the occurrence of certain events of bankruptcy, insolvency or reorganization or a payment default under certain of our other debt obligations. The unsecured term loan includes customary

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 5 — BORROWINGS  – (continued)

restrictions that limit the Company’s ability to pay dividends under certain circumstances, to merge with another entity unless it is the surviving entity following the merger and to amend its organizational documents. Loan Fund II has guaranteed the Company’s obligation to make payments under the unsecured term loan. Loan Fund II, as the guarantor of the unsecured term loan, has the right to require the lenders to assign the loan to it under certain circumstances. The Company is permitted to prepay amounts outstanding under the unsecured term loan in whole or in part without penalty.

NOTE 6 — RELATED PARTY TRANSACTIONS

Investment Advisory Agreement:  WhiteHorse Advisers serves as the Company’s investment adviser in accordance with the terms of an investment advisory agreement (the “Investment Advisory Agreement”). Subject to the overall supervision of the Company’s board of directors, the investment adviser manages the day-to-day operations of, and provides investment management services to, the Company. Under the terms of the Investment Advisory Agreement, WhiteHorse Advisers:

•	determines the composition of the investment portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and
•	closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

In addition, WhiteHorse Advisers provides the Company with access to personnel and an investment committee. Under the Investment Advisory Agreement, the Company pays WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee. The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Base Management Fee

The base management fee is calculated at an annual rate of 2.0% of consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, and is payable quarterly in arrears. The base management fee is calculated based on the average carrying value of the Company’s consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, at the end of the two most recently completed calendar quarters, appropriately adjusted for any share issuances or repurchases during the quarter. Base management fees for any partial month or quarter is appropriately pro-rated.

WhiteHorse Advisers agreed to waive that portion of the base management fee payable with respect to cash and cash equivalents and restricted cash and cash equivalents to which it would otherwise be entitled under the Investment Advisory Agreement for the fiscal quarters ended December 31, 2013 and March 31, 2014; and for the fiscal quarter ended June 30, 2014 only to the extent that the determination of base management fees would otherwise include March 31, 2014 cash and cash equivalents and restricted cash and cash equivalents for the purpose of calculating the average carrying value of consolidated gross assets. The waived fees are not subject to recoupment by WhiteHorse Advisers.

During the three and six months ended June 30, 2015, the Company incurred base management fees of $2,132 and $4,252, respectively, net of fees waived. During the three and six months ended June 30, 2014, the Company incurred base management fees of $1,678 and $3,121, respectively, net of fees waived.

The Company did not waive any base management fees during the three and six months ended June 30, 2015. During the three and six months ended June 30, 2014, the Company waived base management fees of $103 and $447, respectively.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

Performance-based Incentive Fee

The performance-based incentive fee consists of two components that are independent of each other, except as provided by the incentive fee cap and deferral mechanism discussed below.

The calculations of these two components have been structured to include a fee limitation such that no incentive fee will be paid to the investment adviser for any quarter if, after such payment, the cumulative incentive fees paid to the investment adviser for the period that includes the current fiscal quarter and the 11 full preceding fiscal quarters, referred to as the “Incentive Fee Look-back Period,” would exceed 20.0% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period. Each quarterly incentive fee is subject to the Incentive Fee Cap (as defined below) and a deferral mechanism through which the investment adviser may recap a portion of such deferred incentive fees, which is referred to together as the “Incentive Fee Cap and Deferral Mechanism.”

This limitation is accomplished by subjecting each incentive fee payable to a cap, which is referred to as the “Incentive Fee Cap.” The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the investment adviser during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, the Company will pay no incentive fee to its investment adviser in that quarter. The Company will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to the investment adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters.

The “Cumulative Pre-Incentive Fee Net Return” refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

The first component, which is income-based, is calculated and payable quarterly in arrears, commenced with the quarter beginning January 1, 2013, based on Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to the Incentive Fee Cap and Deferral Mechanism. For this purpose, “Pre-Incentive Fee Net Investment Income” means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (the “Administration Agreement”), any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the Company’s investment adviser in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the “Hurdle Rate” of 1.75% (7.00% annualized);
•	100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to the investment adviser. This portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%) is referred to as the “catch-up.” The effect of the catch-up is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle Rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the investment adviser, together with interest from the date of deferral to the date of payment, only if and to the extent that the Company actually receives such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for the investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Net investment income used to calculate this component of the incentive fee is also included in the amount of consolidated gross assets used to calculate the 2.0% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second component, the capital gains component of the incentive fee, which is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commenced on January 1, 2013, and equals 20% of cumulative aggregate realized capital gains from January 1, 2013 through the end of the calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of each year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism. If such amount is negative, then no capital gains incentive fee will be payable for the year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss subject to the Incentive Fee Cap and Deferral Mechanism. For example, if the

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

Company receives Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, it will pay the applicable incentive fee even after incurring a loss in that quarter due to realized and unrealized capital losses.

During the three and six months ended June 30, 2015, the Company incurred performance-based incentive fees of $1,472 and $2,805, respectively. During the three and six months ended June 30, 2014, the Company incurred performance-based incentive fees of $982 and $1,132, respectively.

Administration Agreement:  Pursuant to the Administration Agreement, WhiteHorse Administration furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services to enable the Company to operate. WhiteHorse Administration also provides the Company with access to the resources necessary for it to perform its obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders and reports filed with the Securities and Exchange Commission (the “SEC”). In addition, WhiteHorse Administration assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Administration Agreement equal an amount based upon the Company’s allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief compliance officer, chief operating officer and chief financial officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides on the Company’s behalf managerial assistance to those portfolio companies to which the Company is required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that WhiteHorse Administration outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration.

Substantially all the Company’s payments of operating expenses to third parties were made by a related party, for which it received reimbursement from the Company.

During the three and six months ended June 30, 2015, the Company incurred allocated administrative service fees of $314 and $643, respectively. During the three and six months ended June 30, 2014, the Company incurred allocated administrative service fees of $359 and $684, respectively.

Co-investments with Related Parties:  At June 30, 2015 and December 31, 2014, certain officers or employees affiliated with or employed by WhiteHorse Advisers and its related entities maintained co-investments in the Company’s investments of $87 and $139, respectively.

NOTE 7 — COMMITMENTS AND CONTINGENCIES

Commitments:  In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was $18,000 and $20,500 as of June 30, 2015 and December 31, 2014, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as revolving credit arrangements or similar transactions. These commitments are often subject to financial or non-financial milestones and other conditions

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 7 — COMMITMENTS AND CONTINGENCIES  – (continued)

to borrow that must be achieved before the commitment can be drawn. In addition, the commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Indemnification:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Legal proceedings:  In the normal course of business, the Company, WhiteHorse Advisers and WhiteHorse Administration may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any such disposition will have a material adverse effect on the Company’s consolidated financial statements.

NOTE 8 — FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights:

	Six months ended June 30,
	2015	2014
Per share data:(1)
Net asset value, beginning of period	$15.04	$15.16
Net investment income	0.75	0.53
Net realized and unrealized (losses) gains on investments	(0.05)	0.23
Net increase in net assets resulting from operations	0.70	0.76
Distributions declared	(0.71)	(0.71)
Net asset value, end of period	$15.03	$15.21
Total annualized return based on market value(2)	19.38%	(10.81)%
Total annualized return based on net asset value	9.35%	9.99%
Net assets, end of period	$225,243	$227,839
Per share market value at end of period	$12.66	$14.30
Shares outstanding end of period	14,982,857	14,982,857
Ratios/Supplemental Data:(3)
Ratio of expenses before incentive fees to average net assets	8.36%	7.15%
Ratio of incentive fees to average net assets	2.49%	1.00%
Ratio of total expenses to average net assets	10.85%	8.15%
Ratio of net investment income to average net assets	9.97%	7.00%
Portfolio turnover ratio	18.74%	11.34%

(1)	Calculated using the average shares outstanding method.
(2)	Total return is based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with the dividend reinvestment plan.
(3)	With the exception of the portfolio turnover rate, ratios are reported on an annualized basis.

Financial highlights are calculated for each securities class taken as a whole. An individual stockholder’s return and ratios may vary based on the timing of capital transactions.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2015
(in thousands, except share and per share data)

NOTE 8 — FINANCIAL HIGHLIGHTS  – (continued)

The Company did not waive any base management fees during the six months ended June 30, 2015. During the six months ended June 30, 2014, WhiteHorse Advisers irrevocably waived $447 of base management fees. Had WhiteHorse Advisers not waived these fees, the annualized ratios of expenses before incentive fees, incentive fees and total expenses to average net assets would have been 7.24%, 0.91% and 8.15%, respectively, for the six months ended June 30, 2014.

NOTE 9 — CHANGE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of the basic and diluted per share net increase in net assets resulting from operations:

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net increase in net assets resulting from operations	$5,750	$5,017	$10,523	$11,387
Weighted average shares outstanding	14,982,857	14,982,857	14,982,857	14,982,793
Basic and diluted per share net increase in net assets resulting from operations	$0.38	$0.34	$0.70	$0.76

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
WhiteHorse Finance, Inc.

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of WhiteHorse Finance, Inc. (the “Company”) as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2014. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2014 and 2013, by correspondence with the custodian, loan agent, or borrower and other auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations, the changes in its net assets, and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Crowe Horwath LLP
Crowe Horwath LLP
New York, New York

March 5, 2015

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	December 31, 2014	December 31, 2013
Assets
Investments, at fair value (amortized cost $401,062 and $272,608, respectively)	$403,500	$272,439
Cash and cash equivalents	11,647	92,905
Restricted cash and cash equivalents	4,495	3,078
Interest receivable	2,702	1,585
Deferred financing costs	4,004	3,827
Prepaid expenses and other receivables	494	319
Total assets	$426,842	$374,153
Liabilities
Credit facility	$105,500	$25,000
Senior notes	30,000	30,000
Unsecured term loan	55,000	55,000
Distributions payable	5,319	5,317
Management fees payable	5,006	2,831
Payable for investments purchased	—	28,606
Accounts payable and accrued expenses	659	397
Total liabilities	201,484	147,151
Commitments and contingencies (See Note 7)
Net assets
Common stock, 14,982,857 and 14,977,056 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	15	15
Paid-in capital in excess of par	228,731	228,646
Accumulated overdistributed net investment income	(5,918)	(854)
Net realized gains on investments	728	—
Net unrealized appreciation (depreciation) on investments	1,802	(805)
Total net assets	225,358	227,002
Total liabilities and total net assets	$426,842	$374,153
Number of shares outstanding	14,982,857	14,977,056
Net asset value per share	$15.04	$15.16

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Operations
(in thousands, except share and per share data)

	Years ended December 31,
	2014	2013	2012
Investment income
Interest income	$35,148	$34,155	$42,495
Fee income	1,604	3,462	2,298
Dividend income	794	—	—
Total investment income	37,546	37,617	44,793
Expenses
Interest expense	5,818	5,341	1,131
Base management fees	7,557	5,059	306
Performance-based incentive fees	3,387	4,800	—
Administrative service fees	1,510	1,173	109
Organization costs	—	—	406
General and administrative expenses	2,720	2,182	640
Total expenses, before fees waived	20,992	18,555	2,592
Base management fees waived	(447)	(248)	—
Total expenses, net of fees waived	20,545	18,307	2,592
Net investment income	17,001	19,310	42,201
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(64)	—	(2,754)
Net change in unrealized appreciation (depreciation) on investments	2,607	(280)	111
Net realized and unrealized gains (losses) on investments	2,543	(280)	(2,643)
Net increase in net assets resulting from operations	$19,544	$19,030	$39,558
Per Common Share Data
Basic and diluted earnings per common share(1)	$1.30	$1.27	N/A
Dividends and distributions declared per common share(1)	$1.42	$1.42	N/A
Basic and diluted weighted average common shares outstanding(1)	14,982,825	14,971,324	N/A

(1)	Prior to December 4, 2012, the Company did not have common shares outstanding and therefore weighted average shares outstanding information and per share data for the year ended December 31, 2012 are not provided.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Changes in Net Assets
(in thousands, except share and per share data)

	Members’ Equity	Common Stock		Paid-in Capital in Excess of Par	Net Investment Income	Net Realized Losses on Investments	Net Unrealized Depreciation (Appreciation) on Investments	Total Net Assets
		Shares	Par amount
Balance at January 1, 2012	$—	—	$—	$—	$—	$—	$—	$—
Contributions of members’ equity	359,753	—	—	—	—	—	—	359,753
Distributions of members’ equity	(267,826)	—	—	—	—	—	—	(267,826)
Net increase in net assets resulting from operations	37,396	—	—	—	—	—	—	37,396
BDC Conversion	(129,323)	7,826,284	8	129,315	—	—	—	—
Issuance of common stock	—	7,139,340	7	107,083	—	—	—	107,090
Common stock offering costs	—	—	—	(7,910)	—	—	—	(7,910)
Net increase (decrease) in net assets resulting from operations	—	—	—	—	2,687	—	(525)	2,162
Distributions declared	—	—	—	—	(1,616)	—	—	(1,616)
Tax reclassification of stockholders’ equity	—	—	—	(22)	93	(71)	—	—
Balance at December 31, 2012	$—	14,965,624	$15	$228,466	$1,164	$(71)	$(525)	$229,049
Stock issued in connection with dividend reinvestment plan	—	11,432	—	180	—	—	—	180
Net increase (decrease) in net assets resulting from operations	—	—	—	—	19,310	—	(280)	19,030
Distributions declared	—	—	—	—	(21,257)	—	—	(21,257)
Tax reclassification of stockholders’ equity	—	—	—	—	(71)	71	—	—
Balance at December 31, 2013	$—	14,977,056	$15	$228,646	$(854)	$—	$(805)	$227,002
Stock issued in connection with dividend reinvestment plan	—	5,801	—	88	—	—	—	88
Net increase (decrease) in net assets resulting from operations	—	—	—	—	17,001	(64)	2,607	19,544
Distributions declared	—	—	—	—	(21,276)	—	—	(21,276)
Tax reclassification of stockholders’ equity	—	—	—	(3)	(789)	792	—	—
Balance at December 31, 2014	$—	14,982,857	$15	$228,731	$(5,918)	$728	$1,802	$225,358

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Cash Flows
(in thousands)

	Years ended December 31,
	2014	2013	2012
Cash flows from operating activities
Net increase in net assets resulting from operations	$19,544	$19,030	$39,558
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Paid in kind income	(1,442)	(774)	(5,510)
Net realized losses on investments	64	—	2,754
Net unrealized (appreciation) depreciation on investments	(2,607)	280	(111)
Accretion of discount	(1,291)	(1,679)	(7,009)
Amortization of deferred financing costs	633	606	114
Acquisition of investments	(261,021)	(259,233)	(80,062)
Proceeds from principal payments and sales of portfolio investments	135,236	169,455	114,709
Net changes in operating assets and liabilities:
Interest receivable	(1,117)	(111)	(2,388)
Prepaid expenses and other receivables	(175)	48	(367)
Payable for investments purchased	(28,606)	28,606	—
Management fees payable	2,175	2,525	306
Accounts payable and accrued expenses	262	(664)	1,061
Restricted cash and cash equivalents	(1,417)	28,568	(31,646)
Net cash (used in) provided by operating activities	(139,762)	(13,343)	31,409
Cash flows from financing activities
Proceeds from members’ equity contributions	—	—	51,568
Payment of members’ equity distributions	—	—	(163,986)
Proceeds from sales of common stock, net of underwriting costs	—	—	99,180
Senior notes issued	—	30,000	—
Borrowings under unsecured term loan	—	—	90,000
Repayment of unsecured term loan	—	(35,000)	—
Borrowings under credit facility	139,500	36,000	51,250
Repayment of borrowings on credit facility	(59,000)	(62,250)	—
Deferred financing costs	(810)	(1,249)	(3,298)
Distributions paid to common stockholders, net of distributions reinvested	(21,186)	(17,376)	—
Net cash provided by (used in) financing activities	58,504	(49,875)	124,714
Net change in cash and cash equivalents	(81,258)	(63,218)	156,123
Cash and cash equivalents at beginning of period	92,905	156,123	—
Cash and cash equivalents at end of period	$11,647	$92,905	$156,123
Supplemental disclosure of cash flow information:
Interest paid	$5,220	$4,959	$752
Supplemental noncash disclosures:
Distributions declared	$21,276	$21,257	$1,616
Distributions reinvested	88	180	—
Contribution of investments	—	—	308,185
Distribution of investments	—	—	(102,926)
Distribution of interest receivable	—	—	(914)

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments
December 31, 2014
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Debt Investments
Auto Parts & Equipment
GST Autoleather, Inc.
First Lien Secured Term Loan	L+5.50% (1.00% Floor)	6.50%	7/10/20	$1,995	$1,990	$1,975	0.88%
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+10.50% (1.00% Floor)	11.50%	6/27/19	14,850	14,850	14,865	6.60
Cable & Satellite
Puerto Rico Cable Acquisition Company, Inc.
Second Lien Secured Term Loan	L+8.50% (1.00% Floor)	9.50%	5/30/19	7,000	6,932	7,007	3.11
Consumer Finance
Golden Pear Funding III, LLC(7)
First Lien Secured Term Loan	L+9.75% (1.00% Floor)	10.75%	12/29/19	10,000	9,800	9,880	4.38
Oasis Legal Finance, LLC(7)
Second Lien Secured Term Loan	N/A(5)	10.50%	9/30/18	9,500	9,342	9,434	4.19
Sigue Corporation
Second Lien Secured Term Loan	L+9.50% (1.00% Floor)	10.50%	12/27/18	25,000	24,580	24,850	11.03
				44,500	43,722	44,164	19.60
Data Processing & Outsourced Services
Future Payment Technologies, L.P.
Second Lien Secured Term Loan	L+12.00% (1.00% Floor)	13.00% (2.00% PIK)	12/31/18	35,716	34,534	35,716	15.85
Diversified Support Services
Orion Healthcorp, Inc.
First Lien Secured Term Loan	L+9.00% (2.00% Floor)	11.00%	9/30/17	9,616	9,364	9,491	4.21
Smile Brands Group Inc.
First Lien Secured Term Loan	L+6.25% (1.25% Floor)	7.50%	8/16/19	11,850	11,655	11,577	5.14
				21,466	21,019	21,068	9.35
Electronic Equipment & Instruments
AP Gaming I, LLC
First Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	12/20/20	9,900	9,630	9,623	4.27

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2014
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Food Retail
Crews of California, Inc.
First Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	$15,017	$14,685	$14,807	6.57%
First Lien Secured Revolving Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	—	(110)	—	—
First Lien Secured Delayed Draw Term Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	—	(110)	—	—
				15,017	14,465	14,807	6.57
Health Care Distributors
Comprehensive Decubitus Therapy, Inc.
First Lien Secured Term Loan	P+12.50% (3.25% Floor)	15.75% (3.00% PIK)	3/15/18	12,311	12,125	12,163	5.40
First Lien Secured Revolving Loan	P+12.50% (3.25% Floor)	15.75% (3.00% PIK)	3/15/18	—	(26)	—	—
P2 Newco Acquisition, Inc.(6)
Second Lien Secured Term Loan	L+8.50% (1.00% Floor)	9.50%	10/22/21	10,000	9,910	10,010	4.44
				22,311	22,009	22,173	9.84
Health Care Facilities
Coastal Sober Living, LLC
First Lien Secured Term Loan	L+9.25% (1.00% Floor)	10.25%	6/30/19	43,230	42,494	43,014	19.09
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+7.00% (1.50% Floor)	8.50%	1/31/18	14,738	14,534	14,679	6.51
Second Lien Secured Term Loan	N/A(5)	13.75%	7/31/18	1,000	962	997	0.44
				58,968	57,990	58,690	26.04
Health Care Technology
Client Network Services, Inc.
First Lien Secured Term Loan	L+13.00% (0.50% Floor)	13.50% (1.00% PIK)	4/24/19	28,657	28,226	28,657	12.72
First Lien Secured Revolving Loan	L+12.00% (0.50% Floor)	12.50%	4/24/19	1,500	1,500	1,500	0.67
				30,157	29,726	30,157	13.39
Homebuilding
Orleans Homebuilders, Inc.
First Lien Secured Term Loan	L+8.50% (2.00% Floor)	10.50%	2/14/16	16,175	16,214	16,175	7.18
Home Furnishing Retail
BDF Acquisition Corp.(6)
Second Lien Secured Term Loan	L+8.00% (1.00% Floor)	9.00%	2/12/22	5,000	4,907	4,975	2.21

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2014
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Human Resource & Employment Services
Miller Heiman, Inc.
First Lien Secured Term Loan	L+5.75% (1.00% Floor)	6.75%	9/30/19	$3,949	$3,877	$3,862	1.71%
Integrated Telecommunication Services
Securus Technologies Holdings, Inc.
Second Lien Secured Term Loan	L+7.75% (1.25% Floor)	9.00%	4/30/21	12,090	12,023	11,945	5.30
Internet Software & Services
Tourico Holidays, Inc.
First Lien Secured Term Loan	L+7.50% (1.00% Floor)	8.50%	11/5/18	10,000	$9,952	9,870	4.38
Metal & Glass Containers
Pelican Products, Inc.(6)
Second Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	4/11/21	3,000	2,979	3,018	1.34
Oil & Gas Drilling
ProPetro Services, Inc.
First Lien Secured Term Loan	L+6.25% (1.00% Floor)	7.25%	9/30/19	9,375	9,293	9,291	4.12
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50% (1.25% Floor)	8.75%	4/15/20	13,000	12,831	11,635	5.16
Larchmont Resources, LLC
First Lien Secured Term Loan	L+7.25% (1.00% Floor)	8.25%	8/7/19	1,990	2,030	2,000	0.89
				14,990	14,861	13,635	6.05
Oil & Gas Storage & Transportation
Sprint Industrial Holdings LLC(6)
First Lien Secured Term Loan	L+5.75% (1.25% Floor)	7.00%	5/14/19	1,990	2,002	1,994	0.88
Other Diversified Financial Services
RCS Capital Corporation(7)
Second Lien Secured Term Loan	L+9.50% (1.00% Floor)	10.50%	4/29/21	17,750	17,831	17,253	7.66
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+8.50% (1.25% Floor)	9.75%	7/1/20	18,000	17,802	17,964	7.97

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2014
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(4)(6)(7)
First Lien Secured Term Loan	N/A(5)	10.00%	6/30/17	$ 4,843	$ 4,907	$ 4,615	2.05%
Trucking
Fox Rent A Car, Inc.
Second Lien Secured Term Loan	L+12.00%	12.00%	10/31/19	7,500	7,427	7,448	3.30
Total Debt Investments				386,542	380,942	382,290	169.64
Equity Investments
Diversified Support Services
Constellation Health, LLC Warrants(6)	N/A	N/A	3/31/18	—	—	950	0.42
Food Retail
Crews of California, Inc. Warrants(6)	N/A	N/A	12/31/24	—	—	158	0.07
Nicholas & Associates, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	29	0.01
Pinnacle Management Group, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	57	0.03
RC3 Enterprises, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	16	0.01
				—	—	260	0.12
Specialized Finance
NMFC Senior Loan Program I LLC Units(6)(7)	N/A	N/A	6/10/19	—	20,120	20,000	8.87
Total Equity Investments				—	20,120	21,210	9.41
Total Investments				$386,542	$401,062	$403,500	179.05%

(1)	All investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended. Except as otherwise noted, the investments provide collateral for the Credit Facility.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or the Prime Rate (“P”), which resets monthly, quarterly or semiannually.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.
(4)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.
(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.
(6)	Investment does not provide collateral for the Credit Facility.
(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments
December 31, 2013
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Aerospace & Defense
ILC Industries, LLC
First Lien Secured Term Loan	L+6.50% (1.50% Floor)	8.00%	7/11/18	$4,785	$4,773	$4,792	2.11%
Second Lien Secured Term Loan	L+10.00% (1.50% Floor)	11.50%	7/11/19	5,000	4,882	4,965	2.19
				9,785	9,655	9,757	4.30
Building Products
TCO Funding Corp.
First Lien Secured Term Loan	L+7.50% (2.00% Floor)	9.50%	4/27/15	17,493	17,381	17,511	7.71
Consumer Finance
Oasis Legal Finance, LLC(7)
Second Lien Secured Term Loan	N/A(5)	10.50%	9/30/18	10,000	9,807	9,990	4.40
Sigue Corporation
Second Lien Secured Term Loan	L+9.00% (1.00% Floor)	10.00%	12/27/18	25,000	24,501	24,500	10.79
				35,000	34,308	34,490	15.19
Data Processing & Outsourced Services
Future Payment Technologies, L.P.
Second Lien Secured Term Loan	L+10.00% (1.00% Floor)	11.00% (2.00% PIK)	12/31/18	35,000	33,600	33,600	14.80
Diversified Support Services
ARSloane Acquisition, LLC
Second Lien Secured Term Loan	L+10.50% (1.25% Floor)	11.75%	10/1/20	4,000	3,922	4,036	1.78
Smile Brands Group Inc.
First Lien Secured Term Loan	L+6.25% (1.25% Floor)	7.50%	8/16/19	11,970	11,741	11,874	5.23
				15,970	15,663	15,910	7.01
Education Services
Renaissance Learning, Inc.
Second Lien Secured Term Loan	L+7.75% (1.00% Floor)	8.75%	5/14/21	17,000	17,040	17,102	7.53
Electronic Equipment & Instruments
AP Gaming I, LLC
First Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	12/20/20	10,000	9,700	9,700	4.27

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2013
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Health Care Distributors
Comprehensive Decubitus Therapy, Inc.
First Lien Secured Term Loan	L+13.50% (1.50% Floor)	15.00% (3.00% PIK)	3/15/18	$14,639	$14,392	$14,609	6.44%
First Lien Secured Revolving Loan	L+13.50% (1.50% Floor)	15.00% (3.00% PIK)	3/15/18	896	863	894	0.39
P2 Newco Acquisition, Inc.
Second Lien Secured Term Loan	L+8.50% (1.00% Floor)	9.50%	10/22/21	10,000	9,901	10,060	4.43
				25,535	25,156	25,563	11.26
Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+9.00% (1.50% Floor)	10.50%	1/31/18	14,888	14,631	14,798	6.52
Second Lien Secured Term Loan	N/A(5)	15.75%	7/31/18	1,000	956	989	0.44
				15,888	15,587	15,787	6.96
Homebuilding
Orleans Homebuilders, Inc.
First Lien Secured Term Loan	L+8.50% (2.00% Floor)	10.50%	2/14/16	16,345	16,410	16,508	7.27
Integrated Telecommunication Services
Securus Technologies Holdings, Inc.
Second Lien Secured Term Loan	L+7.75% (1.25% Floor)	9.00%	4/30/21	8,090	8,012	8,066	3.55
Internet Retail
Bluestem Brands, Inc.
First Lien Secured Term Loan	L+6.50% (1.00% Floor)	7.50%	12/6/18	10,000	9,800	9,840	4.33
Oil & Gas Drilling
ProPetro Services, Inc.
First Lien Secured Term Loan	L+6.25% (1.00% Floor)	7.25%	9/30/19	9,875	9,778	9,974	4.39
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+8.50% (1.25% Floor)	9.75%	7/1/20	18,000	17,776	18,072	7.96
Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(4)(7)
First Lien Secured Term Loan	N/A(5)	25.00%	6/30/14	22,822	22,886	20,699	9.12
Trading Companies & Distributors
Distribution International, Inc.
First Lien Secured Term Loan	L+6.50% (1.00% Floor)	7.50%	7/16/19	9,950	9,856	9,860	4.34
Total Investments(6)				$276,753	$272,608	$272,439	120.02%

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2013
(in thousands)

(1)	All investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.
(4)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.
(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.
(6)	Except for AP Gaming I, LLC, GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd., P2 Newco Acquisition, Inc., Renaissance Learning, Inc. and Securus Technologies Holdings, Inc., the investments provide collateral for the Credit Facility.
(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 1 — ORGANIZATION

WhiteHorse Finance, Inc. (“WhiteHorse Finance” and, together with its subsidiaries, the “Company”) is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, WhiteHorse Finance elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

WhiteHorse Finance, LLC was organized as a limited liability company under the laws of Delaware on December 28, 2011 and commenced operations effective January 1, 2012. At the commencement of operations and up to the completion of its initial public offering (the “IPO”), H.I.G. Bayside Debt & LBO Fund II, L.P. (“Bayside II”) and H.I.G. Bayside Loan Opportunity Fund II, L.P. (“Loan Fund II” and, together with Bayside II, the “Bayside Loan Funds”) owned 55.1% and 44.9% of the Company, respectively. On December 4, 2012, WhiteHorse Finance, LLC converted from a Delaware limited liability company to a Delaware corporation, leaving WhiteHorse Finance, Inc. as the surviving entity (the “BDC Conversion”). As a result of the BDC Conversion, the Bayside Loan Funds received 7,826,284 shares of common stock in WhiteHorse Finance, Inc.

On December 4, 2012, WhiteHorse Finance priced its initial public offering (the “IPO”), selling 6,666,667 shares. Concurrent with the IPO, certain of the Company’s directors, officers, the managers of its investment adviser and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, purchased an additional 472,673 shares through a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). WhiteHorse Finance’s common stock trades on the NASDAQ Global Select Market under the symbol “WHF”.

The Company’s investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on the London Interbank Offered Rate (“LIBOR”). It may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests and may receive warrants to purchase common stock in connection with its debt investments.

WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (“WhiteHorse Advisers”). Prior to December 4, 2012, Bayside Capital, Inc., served as the investment adviser through an interim advisory agreement. H.I.G. WhiteHorse Administration provides administrative services necessary for the Company to operate.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and include WhiteHorse Finance, Inc., its wholly owned subsidiary, WhiteHorse Finance Warehouse, LLC, and its subsidiary, Bayside Financing S.A.R.L. All significant intercompany balances and transactions and have been eliminated. Additionally, the accompanying consolidated financial statements and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial results as of and for the periods presented.

Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the financial statements. Actual results could differ from those estimates.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fair Value of Financial Instruments:  The Company determines the fair value of its financial instruments in accordance with Accounting Standards Codification (“ASC”) Topic 820 — Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments are measured at fair value as determined in good faith by the Company’s investment committee, generally on a quarterly basis, and such valuations are reviewed by the audit committee of the board of directors and ultimately approved by the board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Any changes to the valuation methodology are reviewed by management and the Company’s board of directors to confirm that the changes are justified. The Company continues to review and refine its valuation procedures in response to market changes.

The Company engages independent external valuation firms to periodically review material investments. These external reviews are used by the board of directors to review the Company’s internal valuation of each investment over the year.

Investment Transactions:  The Company records investment transactions on a trade date basis. These transactions may settle subsequent to the trade date depending on the transaction type. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized in the statement of operations as they are incurred.

Revenue Recognition:  The Company’s revenue recognition policies are as follows:

Sales:  Realized gains or losses on the sales of investments are calculated by using the specific identification method.

Investment Income:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. The Company may also receive closing, commitment, prepayment, amendment and other fees from portfolio companies in the ordinary course of business.

Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Closing fees associated with investments in portfolio companies are deferred and recognized as interest income over the respective terms of the applicable loans using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan closing fees are recorded as part of interest income. Commitment fees are based upon the undrawn portion committed by the Company and are recorded as interest income on an accrual basis. Prepayment, amendment and other fees are recognized when earned, generally when such fees are receivable, and are included in fee income on the consolidated statements of operations.

The Company may invest in loans that contain a payment-in-kind (“PIK”) interest rate provision. PIK interest is accrued at the contractual rates and added to loan principal on the reset dates.

Non-accrual:  Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. The Company

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

may conclude that non-accrual status is not required if the loan has sufficient collateral value and is in the process of collection. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. As of December 31, 2014 and 2013, the Company had no non-accrual loans.

Cash and Cash Equivalents:  Cash and cash equivalents include cash, deposits with financial institutions, and short-term liquid investments in money market funds with original maturities of three months or less.

Restricted Cash and Cash Equivalents:  Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing the Company’s credit facility. Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. Restricted cash that represents interest or fee income is transferred to unrestricted cash accounts by the trustee once a quarter after the payment of operating expenses and amounts due under the Credit Facility (as defined below).

Organizational and Offering Costs:  The Company incurred legal, accounting, regulatory, investment banking and other costs during its initial start up phase and associated with its IPO. Organizational costs are expensed as incurred. Offering costs were deferred and charged against paid-in capital in excess of par on completion of the IPO.

Deferred Financing Costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized using the effective interest method and are included in interest expense in the consolidated statements of operations over the estimated life of the borrowings.

Income Taxes:  Prior to the BDC Conversion on December 4, 2012, the Company was treated as a partnership for U.S. federal and state income tax purposes and did not incur income taxes. Accordingly, no provision for income taxes has been made in the accompanying financial statements, as each member is individually responsible for reporting income or loss, to the extent required by U.S. federal income tax laws and regulations, based upon its respective share of the Company’s revenues and expenses as reported for income tax purposes.

Subsequent to the BDC Conversion, the Company elected to be treated as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, among other requirements, the Company is required to distribute at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, the Company is generally required to pay a nondeductible excise tax equal to 4% of the amount by which (1) 98% of ordinary income for the calendar year (taking into account certain deferrals and elections), (2) 98.2% of capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax exceed distributions for the year. The Company accrues estimated excise tax on the amount, if any, that estimated taxable income is expected to exceed the level of stockholder distributions described above.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under U.S. federal and state income tax laws and regulations, the amounts reported in the accompanying consolidated financial statements may be subject to change at a later date by the respective taxing authorities.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more-likely-than-not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statement is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority.

Penalties or interest that may be assessed related to any income taxes would be classified as general administrative expenses on the consolidated statements of operations. The Company had no amounts accrued for interest or penalties on December 31, 2014 or 2013. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next twelve months. Tax returns for each of the federal tax years since 2012 remain subject to examination by the Internal Revenue Service.

Dividends and Distributions:  Dividends and distributions to common stockholders are recorded on the ex-dividend date. Quarterly distribution payments are determined by the board of directors and are paid from taxable earnings estimated by management and may include a return of capital and/or capital gains. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company maintains an “opt out” dividend reinvestment plan for common stockholders. As a result, if the Company declares a dividend or other distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

Earnings per Share:  The Company calculates earnings per share as earnings available to stockholders divided by the weighted average number of shares outstanding during the period. Prior to December 4, 2012, the Company did not have common stock outstanding and therefore earnings per share and weighted average shares outstanding information for periods that include financial results prior to December 4, 2012 are not meaningful.

Risks and Uncertainties:  In the normal course of business, the Company encounters primarily two significant types of economic risks: credit and market. Credit risk is the risk of default on the Company’s investments that result from an issuer’s, borrower’s or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of investments due to changes in interest rates, spreads or other market factors, including the value of the collateral underlying investments held by the Company. Management believes that the carrying value of its investments are fairly stated, taking into consideration these risks along with estimated collateral values, payment histories and other market information.

Newly Adopted Accounting Standards:  As permitted by Section 7(a)(2)(B) of the Securities Act, the Company has elected to defer the adoption of new and revised accounting standards applicable to public companies until they are also applicable to private companies. There are currently no such standards being deferred that will, in management’s opinion, have a material impact on the consolidated financial statements.

Recent Accounting Pronouncements:  During May 2014, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in FASB Accounting Standards Codification Topic 605, “Revenue Recognition.” Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2014-09 are effective for annual reporting periods beginning after December 15, 2016,

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

including interim periods within that reporting period. Early application is not permitted. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

During June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interests in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. The adoption of ASU 2013-08 did not have a material impact on the consolidated financial position or disclosures.

NOTE 3 — INVESTMENTS

Investments consisted of the following:

	December 31, 2014		December 31, 2013
	Cost	Fair Value	Cost	Fair Value
First lien secured loans	$218,882	$220,038	$142,211	$141,059
Second lien secured loans	162,060	162,252	130,397	131,380
Equity	20,120	21,210	—	—
Total	$401,062	$403,500	$272,608	$272,439

The following table shows the portfolio composition by industry grouping at fair value:

	December 31, 2014		December 31, 2013
Auto Parts & Equipment	$1,975	0.49%	$—	—%
Aerospace & Defense	—	—	9,757	3.58
Broadcasting	14,865	3.68	—	—
Building Products	—	—	17,511	6.43
Cable & Satellite	7,007	1.74	—	—
Consumer Finance	44,164	10.95	34,490	12.66
Data Processing & Outsourced Services	35,716	8.85	33,600	12.33
Diversified Support Services	22,018	5.46	15,910	5.84
Education Services	—	—	17,102	6.28
Electronic Equipment & Instruments	9,623	2.38	9,700	3.56
Food Retail	15,067	3.73	—	—
Health Care Distributors	22,173	5.50	25,563	9.38
Health Care Facilities	58,690	14.54	15,787	5.79
Health Care Technology	30,157	7.47	—	—
Homebuilding	16,175	4.01	16,508	6.06
Home Furnishing Retail	4,975	1.23	—	—
Human Resource & Employment Services	3,862	0.96	—	—
Integrated Telecommunication Services	11,945	2.96	8,066	2.97
Internet Retail	—	—	9,840	3.61
Internet Software & Services	9,870	2.45	—	—
Metal & Glass Containers	3,018	0.75	—	—
Oil & Gas Drilling	9,291	2.30	9,974	3.66
Oil & Gas Exploration & Production	13,635	3.38	—	—

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 3 — INVESTMENTS  – (continued)

	December 31, 2014		December 31, 2013
Oil & Gas Storage & Transportation	1,994	0.49	—	—
Other Diversified Financial Services	17,253	4.28	—	—
Specialized Consumer Services	17,964	4.45	18,072	6.63
Specialized Finance	24,615	6.10	20,699	7.60
Trading Companies & Distributors	—	—	9,860	3.62
Trucking	7,448	1.85	—	—
Total	$403,500	100.00%	$272,439	100.00%

The portfolio companies underlying the investments are located in the United States. As of December 31, 2014 and 2013, the weighted average remaining term of the Company’s debt investments was approximately 4.5 years and 4.7 years, respectively.

NOTE 4 — FAIR VALUE MEASUREMENTS

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. During the year ended December 31, 2014, changes in the observability of valuation inputs resulted in three reclassifications of assets from Level 3 to Level 2, with no other reclassification between levels. During the year ended December 31, 2013, there were no changes in the observability of valuation inputs that would have resulted in a reclassification of assets between any levels.

Fair value for each investment is derived using a combination of valuation methodologies that, in the judgment of the investment committee of the Company’s investment adviser are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value, (ii) the price paid or realized in a

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

completed transaction or binding offer received in an arms’-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method or (vi) the option pricing method.

The following table presents investments (as shown on the schedule of investments) that have been measured at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
First lien secured loans	—	—	$220,038	$220,038
Second lien secured loans	—	—	162,252	162,252
Equity	—	—	21,210	21,210
Total investments	—	—	$403,500	$403,500

The following table presents investments (as shown on the schedule of investments) that have been measured at fair value as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
First lien secured loans	—	—	$141,059	$141,059
Second lien secured loans	—	—	131,380	131,380
Total investments	—	—	$272,439	$272,439

The following table presents the changes in investments measured at fair value using Level 3 inputs for the year ended December 31, 2014:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Balance at January 1, 2014	$141,059	$131,380	$—	$272,439
Funding of investments	179,970	58,908	20,120	258,998
Non-cash interest income	726	716	—	1,442
Accretion of discount	684	611	—	1,295
Proceeds from pay downs and sales	(87,267)	(7,520)	—	(94,787)
Realized losses	(52)	(12)	—	(64)
Net unrealized appreciation (depreciation)	2,402	(689)	1,090	2,803
Transfers out of Level 3	(17,484)	(21,142)	—	(38,626)
Balance at December 31, 2014	$220,038	$162,252	$21,210	$403,500

The following table presents the changes in investments measured at fair value using Level 3 inputs for the year ended December 31, 2013:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Balance at January 1, 2013	$145,626	$34,862	$—	$180,488
Funding of investments	127,706	131,527	—	259,233
Non-cash interest income	407	367	—	774
Accretion of discount	1,424	255	—	1,679
Proceeds from pay downs	(132,743)	(36,712)	—	(169,455)
Net unrealized (depreciation) appreciation	(1,361)	1,081	—	(280)
Balance at December 31, 2013	$141,059	$131,380	$—	$272,439

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

The significant unobservable inputs used in the fair value measurement of the Company’s investments are the discount rate, market quotes and exit multiples. A significant increase in the discount rate for an investment would result in a significantly lower fair value measurement. A significant increase in the market quoted price would result in a significantly higher fair value measurement.

Quantitative Information about Level 3 fair value measurements is as follows:

Investment Type	Fair Value at December 31, 2014	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
First lien secured loans	$138,606	Discounted cash flows	Discount rate Exit multiple	9.1% – 22.5% (12.9%) 2.5x – 9.5x (6.1x)
	81,432	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	7.6% – 13.6% (10.1%) 95.5 – 99.5 (98.1) 5.1x – 11.9x (6.0x)
	$220,038
Second lien secured loans	$70,997	Discounted cash flows	Discount rate Exit multiple	11.2% – 14.6% (13.0%) 5.0x – 6.5x (5.6x)
	91,255	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	9.6% – 14.7% (11.7%) 89.8 – 101.0 (97.0) 1.0x – 8.5x (5.6x)
	$162,252
Equity	$20,000	Discounted cash flows	Discount rate	11.2%
	1,210	Black-Scholes model	Volatility	25.0%
	$21,210
Total Level 3 investments	$403,500

Investment Type	Fair Value at December 31, 2013	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
First lien secured loans	$78,371	Discounted cash flows	Discount rate Exit multiple	8.1% – 37.2% (18.5%) 4.5x – 8.8x (6.5x)
	62,688	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	6.9% – 9.8% (8.2%) 97.0 – 100.6 (99.4) 2.8x – 8.1x (4.8x)
	$141,059
Second lien secured loans	$10,979	Discounted cash flows	Discount rate Exit multiple	9.9% – 15.6% (10.5%) 6.1x
	58,100	Consensus pricing	Market quotes	96.0 – 98.0 (96.8)
	62,301	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	8.7% – 12.1% (10.2%) 97.5 – 100.5 (99.7) 2.1x – 8.6x (6.1x)
	$131,380
Total Level 3 investments	$272,439

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

Valuation of investments may be determined by weighting various valuation techniques. Significant judgment is required in selecting the assumptions used to determine the fair values of these investments. The valuation methods selected for a particular investment are based on the circumstances and on the sufficiency of data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the nature of the instrument, whether the instrument is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires a greater degree of judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower. These valuation methodologies involve a significant degree of judgment to be exercised.

As it relates to investments which do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed.

In some cases, fair value for such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined. Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of the investment professionals, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

The following table presents the carrying values and fair values of the Company’s borrowings as of December 31, 2014 and 2013. The fair values of the credit facility and unsecured term loan were estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available. The fair value of the senior notes was estimated using the unadjusted quoted price as of the valuation date.

		December 31, 2014		December 31, 2013
	Fair Value Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Credit facility	3	$105,500	$109,231	$25,000	$25,000
Senior notes	2	30,000	30,017	30,000	29,088
Unsecured term loan	3	55,000	54,442	55,000	54,009
		$190,500	$194,690	$110,000	$108,097

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 5 — BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of December 31, 2014, the Company’s asset coverage for borrowed amounts was 218.3%.

Credit Facility:  On September 27, 2012, the Company entered into a $150,000 revolving credit and security agreement with Natixis, New York Branch, acting as facility agent (the “Credit Facility”). On August 13, 2014, the Company amended the terms of its Credit Facility to (a) extend the reinvestment period from September 27, 2014 to March 27, 2015, with the option to extend the reinvestment period by an additional six months to September 27, 2015, (b) extend the final maturity date from September 27, 2020 to September 27, 2021, (c) increase the borrowing capacity under certain conditions by reducing certain concentration limitations, (d) reduce the commitment fee from 1.00% to 0.75% and (e) include an accordion feature which allows for the expansion of the borrowing limit up to $200,000 subject to consent from the lenders and other customary conditions.

The Credit Facility bears interest at the daily commercial paper rate plus 2.25% on outstanding borrowings. The Company also incurs a commitment fee of 0.75% per annum on any undrawn balance. The Credit Facility is secured by all of the assets held by WhiteHorse Warehouse. In connection with this agreement, WhiteHorse Finance Warehouse, LLC pledged securities with a fair value of $357,678 and $206,812, respectively, as of December 31, 2014 and 2013, as collateral for the Credit Facility. The Credit Facility has a final maturity date of September 27, 2021. Under the Credit Facility, the Company has made certain customary representations and warranties and is required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities.

The Credit Facility includes usual and customary events of default for credit facilities of this nature. At December 31, 2014, the Company had $105,500 outstanding borrowings and $44,500 undrawn under the Credit Facility. At December 31, 2013, the Company had $25,000 in outstanding borrowings and $125,000 undrawn under the Credit Facility. Weighted average outstanding borrowings were $30,668 and $23,717 at weighted average interest rates of 2.52% and 2.54% for the years ended December 31, 2014 and 2013, respectively. Weighted average outstanding borrowings were $51,250 at a weighted average interest rate of 2.66% for the period from September 27, 2012 to December 31, 2012. The Company’s ability to draw down undrawn funds under the Credit Facility is determined by collateral and portfolio quality requirements stipulated in the credit and security agreement. At December 31, 2014 and December 31, 2013, $44,500 and $95,015, respectively, were available to be drawn by the Company based on these requirements.

Unsecured Term Loan:  On November 8, 2012, the Company entered into a $90,000 unsecured term loan agreement with Citibank, N.A., as the sole lead arranger, and Loan Fund II, as guarantor. On July 9, 2013, the Company amended the terms of its unsecured term loan to subordinate the unsecured term loan to the Senior Notes (as defined below). On July 19, 2013, the Company further amended the terms of its unsecured term loan to lower the annual interest rate from LIBOR plus 2.75% to LIBOR plus 2.20%. The amendment also extended the maturity date by one year to July 3, 2015. On July 24, 2013, the Company repaid $35,000 of its original borrowings. On December 22, 2014, the Company further amended the unsecured term loan agreement to (i) reduce the annual interest rate by 55 basis points, from LIBOR plus 2.2% to LIBOR plus 1.65% and (ii) extend the maturity date by one year to July 3, 2016. The amendment is effective as of January 6, 2015.

Under the terms of the amended unsecured term loan, with respect to which the Company pledged no collateral to the lenders, the Company is required to pay interest monthly at the annual rate, except at its option and under certain other circumstances at one of several other interest rates. The unsecured term loan is subject to customary covenants and events of default, such as failure to pay the principal of, or interest on, the unsecured term loan, the occurrence of certain events of bankruptcy, insolvency or reorganization or a

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 5 — BORROWINGS  – (continued)

payment default under certain of our other debt obligations. The unsecured term loan includes customary restrictions that limit the Company’s ability to pay dividends under certain circumstances, to merge with another entity unless it is the surviving entity following the merger and to amend its organizational documents. Loan Fund II has guaranteed the Company’s obligation to make payments under the unsecured term loan. Loan Fund II, as the guarantor of the unsecured term loan, has the right to require the lenders to assign the loan to it under certain circumstances. The Company is permitted to prepay amounts outstanding under the unsecured term loan in whole or in part without penalty.

Senior Notes:  On July 23, 2013, the Company completed a public offering of $30,000 of aggregate principal amount of 6.50% senior notes due 2020 (the “Senior Notes”), the net proceeds of which were used to reduce outstanding obligations under the Company’s unsecured term loan. Interest on the Senior Notes is paid quarterly on March 31, June 30, September 30 and December 31, at an annual rate of 6.50%. The Senior Notes mature on July 31, 2020. The Senior Notes are the Company’s direct senior unsecured obligations, rank senior to the Company’s unsecured term loan and are structurally subordinate to borrowings under the Credit Facility. The Senior Notes are listed on the NASDAQ Global Select Market under the symbol “WHFBL”.

NOTE 6 — RELATED PARTY TRANSACTIONS

Interim Investment Advisory Agreement:  Prior to the BDC Conversion, Bayside Capital, LLC, an affiliate of the Bayside Loan Funds, served as the interim investment adviser for the Company through an interim advisory agreement (the “Interim Investment Advisory Agreement”). Under the Interim Investment Advisory Agreement, the interim investment adviser provided investment management services to the Company prior to the completion of its IPO. The Interim Investment Advisory Agreement waived all fees payable by the Company and, as a result, no fees were paid or are due to Bayside Capital, LLC. The Interim Investment Advisory Agreement was terminated effective December 4, 2012, and replaced by the investment advisory agreement described below.

Investment Advisory Agreement:  WhiteHorse Advisers serves as the Company’s investment adviser in accordance with the terms of an investment advisory agreement (the “Investment Advisory Agreement”). Subject to the overall supervision of the Company’s board of directors, the investment adviser manages the day-to-day operations of, and provides investment management services to, the Company. Under the terms of the Investment Advisory Agreement, WhiteHorse Advisers:

•	determines the composition of the investment portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and
•	closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

In addition, WhiteHorse Advisers provides the Company with access to personnel and an investment committee. Under the Investment Advisory Agreement, the Company pays WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee. The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Base Management Fee

The base management fee is calculated at an annual rate of 2.0% of consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, and is payable quarterly in arrears. The base management fee is calculated based on the average carrying value of the Company’s consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, at the end of the two most

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

recently completed calendar quarters, appropriately adjusted for any share issuances or repurchases during the quarter. The management fees for any partial month or quarter is appropriately pro-rated. The Investment Advisory Agreement excludes cash and cash equivalents from the calculation of the base management fee for the fiscal quarters ended December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013.

WhiteHorse Advisers agreed to waive that portion of the base management fee payable with respect to cash and cash equivalents and restricted cash and cash equivalents to which it would otherwise be entitled under the Investment Advisory Agreement for the fiscal quarters ended December 31, 2013 and March 31, 2014; and for the fiscal quarter ended June 30, 2014 only to the extent that the determination of base management fees would otherwise include March 31, 2014 cash and cash equivalents and restricted cash and cash equivalents for the purpose of calculating the average carrying value of consolidated gross assets. During the years ended December 31, 2014, 2013 and 2012, the Company incurred base management fees of $7,110, $4,811 and $306, respectively, net of fees waived.

Performance-based Incentive Fee

The performance-based incentive fee consists of two components that are independent of each other, except as provided by the incentive fee cap and deferral mechanism discussed below.

The calculations of these two components have been structured to include a fee limitation such that no incentive fee will be paid to the investment adviser for any quarter if, after such payment, the cumulative incentive fees paid to the investment adviser for the period that includes the current fiscal quarter and the 11 full preceding fiscal quarters, referred to as the “Incentive Fee Look-back Period,” would exceed 20.0% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period. Each quarterly incentive fee is subject to the Incentive Fee Cap (as defined below) and a deferral mechanism through which the investment adviser may recap a portion of such deferred incentive fees, which is referred to together as the “Incentive Fee Cap and Deferral Mechanism.”

This limitation is accomplished by subjecting each incentive fee payable to a cap, which is referred to as the “Incentive Fee Cap.” The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the investment adviser during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, the Company will pay no incentive fee to our investment adviser in that quarter. The Company will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to the investment adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters.

The “Cumulative Pre-Incentive Fee Net Return” refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

The first component, which is income-based, is calculated and payable quarterly in arrears, commenced with the quarter beginning January 1, 2013, and is determined based on Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to the Incentive Fee Cap and Deferral

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

Mechanism. For this purpose, “Pre-Incentive Fee Net Investment Income” means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (the “Administration Agreement”), any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the Company’s investment adviser in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the “Hurdle Rate” of 1.75% (7.00% annualized);
•	100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. This portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%) is referred to as the “catch-up.” The effect of the catch-up is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle Rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the investment adviser, together with interest from the date of deferral to the date of payment, only if and to the extent that the Company actually receives such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for the investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Net investment income used to calculate this component of the incentive fee is also included in the amount of consolidated gross assets used to calculate the 2.0% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second component, the capital gains component of the incentive fee, which is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commenced on January 1, 2013, and equals 20% of cumulative aggregate realized capital gains from January 1, through the end of each calendar year, computed net of

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of each year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism. If such amount is negative, then no capital gains incentive fee will be payable for the year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss subject to the Incentive Fee Cap and Deferral Mechanism. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, it will pay the applicable incentive fee even after incurring a loss in that quarter due to realized and unrealized capital losses. During the years ended December 31, 2014, 2013 and 2012, the Company incurred performance-based incentive fees of $3,387, $4,800 and zero, respectively.

Administration Agreement:  Pursuant to the Administration Agreement, WhiteHorse Administration furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services to enable the Company to operate. WhiteHorse Administration also provides the Company with access to the resources necessary for it to perform its obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders and reports filed with the Securities and Exchange Commission (the “SEC”). In addition, WhiteHorse Administration assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Administration Agreement equal an amount based upon the Company’s allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief compliance officer, chief operating officer and chief financial officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides on the Company’s behalf managerial assistance to those portfolio companies to which the Company is required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that WhiteHorse Administration outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration.

Substantially all the Company’s payments of operating expenses to third parties were made by a related party, for which it received reimbursement from the Company.

During the years ended December 31, 2014, 2013 and 2012, the Company incurred allocated administrative service fees of $1,510, $1,173 and $109, respectively.

Securities Transactions with Related Parties:  Prior to the BDC Conversion and the IPO, the Company distributed $267,826 to its members. The distributions were in the form of (i) $163,986 in cash funded by the proceeds from the Credit Facility and the unsecured term loan as well as cash generated in the ordinary course of business and (ii) the distribution of all of the Company’s investments and the associated interest receivable balances in three portfolio companies, which had a fair value of $103,840 as of the distribution dates. The Company recognized realized losses of $2,864 in the consolidated statement of operations related to the sales.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

Co-investments with Related Parties:  At December 30, 2014 and 2013, certain officers or employees affiliated with or employed by WhiteHorse Advisers and its related entities maintained co-investments in the Company’s investments of $139 and $1,221, respectively.

NOTE 7 — COMMITMENTS AND CONTINGENCIES

Commitments:  The Company had outstanding commitments to fund investments totaling $20,500 and $1,150 as of December 31, 2014 and 2013, respectively.

Indemnification:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Legal proceedings:  In the normal course of business, the Company, the investment adviser and the administrator may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any such disposition will have a material adverse effect on the Company’s consolidated financial statements.

NOTE 8 — FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights:

	Years ended December 31,
	2014	2013	2012
Per share data:(1)
Net asset value, beginning of period	$15.16	$15.30	N/A
Issuance of common stock	—	0.01	N/A
Offering costs	—	—	N/A
Investment operations:
Net investment income	1.13	1.29	N/A
Net realized and unrealized gains (losses) on investments	0.17	(0.02)	N/A
Net increase in net assets resulting from operations	1.30	1.27	N/A
Distributions declared	(1.42)	(1.42)	N/A
Net asset value, end of period	$15.04	$15.16	$15.30
Total return based on market value(2)	(23.56)%	2.03%	6.55%
Total return based on net asset value	8.52%	8.32%	15.85%
Net assets, end of period	$225,358	$227,002	$229,049
Per share market value at end of period	$11.55	$15.11	$14.81
Shares outstanding end of period	14,982,857	14,977,056	14,965,624
Ratios/Supplemental Data:
Ratio of expenses before incentive fees to average net assets	7.48%	5.91%	1.04%
Ratio of incentive fees to average net assets	1.48%	2.10%	0.00%
Ratio of total expenses to average net assets	8.96%	8.01%	1.04%
Ratio of net investment income to average net assets	7.41%	8.45%	16.91%
Portfolio turnover ratio	40.01%	74.83%	86.01%

(1)	Calculated using the weighted average shares outstanding for the period.
(2)	Total return is based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with the dividend reinvestment plan.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 8 — FINANCIAL HIGHLIGHTS  – (continued)

Financial highlights are calculated for each securities class taken as a whole. An individual stockholder’s return and ratios may vary based on the timing of capital transactions. For the year ended December 31, 2012, the Company incurred $406 of organization costs, which were deemed to be non-recurring.

Prior to December 4, 2012, the Company did not have common shares outstanding and therefore weighted average shares outstanding information and per share data for the year ended December 31, 2012 are not provided.

During the year ended December 31, 2014, WhiteHorse Advisers irrevocably waived $447 of base management fees. Had WhiteHorse Advisers not waived these fees, the annualized ratios of expense without incentive fees, incentive fees and total expenses to average net assets would have been 7.68%, 1.36% and 9.04% for the year ended December 31, 2014.

During the year ended December 31, 2013, WhiteHorse Advisers irrevocably waived $248 of base management fees. Had WhiteHorse Advisers not waived these fees, the annualized ratios of expense without incentive fees, incentive fees and total expenses to average net assets would have been 6.02%, 2.07% and 8.09% for the year ended December 31, 2013.

WhiteHorse Advisers did not waive any base management fees during the year ended December 31, 2012.

NOTE 9 — INCOME TAXES

The Company has elected to be treated as a RIC under Subchapter M of the Code, and as a result must distribute substantially all of its respective net taxable income. Accordingly, no provision for federal income tax has been made in the financial statements.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent book-tax differences have no impact on net assets.

The reconciliation of net increase in net assets resulting from operations to taxable income is as follows:

	Years ended December 31,
	2014	2013	2012
Net increase in net assets resulting from operations	$19,544	$19,030	$2,162
Change in net unrealized depreciation on investments	(2,607)	280	525
Other book-to-tax differences	276	14	(392)
Taxable income before deductions for distributions	$17,213	$19,324	$2,295

For the period from December 4, 2012 to December 31, 2012, the Company had taxable income that exceeded distributions made from such income of approximately $679. The Company elected to carry forward the excess for distribution to stockholders in 2012 for U.S. federal income tax purposes. The Company accrued $22 for excise tax on undistributed taxable income.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 9 — INCOME TAXES  – (continued)

The tax character of distributions was as follows:

	Years ended December 31,
	2014		2013		2012
Ordinary income	$21,276	100.0%	$18,532	87.2%	$1,616	100.0%
Long-term capital gains	—	—	2,725	12.8	—	—
Total distributions	$21,276	100.0%	$21,257	100.0%	$1,616	100.0%

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the current fiscal year, permanent differences primarily due to the capital loss reclassification of premium amortization, the recognition of market discount upon significant modification of debt, and the capital gain reclassification of fee income resulted in a net increase in distributions in excess of net income, a net decrease of accumulated net realized losses on investments and a net decrease in additional paid-in capital. During the prior fiscal year, permanent differences due to the capital loss reclassification of premium amortization, dividend redesignation and the capital gain reclassification of fee income resulted in a net increase in capital distributions in excess of net income and a net decrease of realized losses on investments. These reclassifications had no net effect on net assets.

As of December 31, 2014, 2013 and 2012, the tax basis components of distributable earnings were as follows:

	December 31,
	2014	2013	2012
Undistributed ordinary income – tax basis	$—	$—	$679
Post October short-term capital loss deferred	—	—	(71)
Accumulated capital and other losses	(1,306)	—	—
Net unrealized appreciation (depreciation) on investments	3,236	236	(20)
Distributions deferred	(5,319)	(1,256)	—
Other temporary differences	—	—	(20)
Total (accumulated deficit) distributable earnings – tax basis	$(3,389)	$(1,020)	$568

As of December 31, 2014, the Company had incurred and elected defer $225 of qualified late year ordinary losses. Such losses are treated as arising on January 1, 2015.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Companies are permitted to carry forward capital losses incurred in taxable years beginning December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Company had long-term capital loss carryforwards of $1,081.

As of December 31, 2014 and 2013, the cost of investments for federal income tax purposes was $399,627 and $272,203, respectively, resulting in net unrealized appreciation of $3,873 and $236, respectively, on a tax basis.

The Company did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes, nor did the Company have any unrecognized tax benefits as of the period presented herein. Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by the Internal Revenue Service.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2014
(in thousands, except share and per share data)

NOTE 10 — SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following table sets forth, for the periods indicated, certain consolidated quarterly financial information. This information is derived from the Company’s unaudited financial statements which include, in the opinion of management, all normal recurring adjustments which management considers necessary for a fair presentation of the results for such periods. The results for any quarter are not necessarily indicative of results for future periods.

	2014
	Q4	Q3	Q2	Q1
Total investment income	$11,013	$9,265	$9,018	$8,250
Net investment income	4,976	4,043	3,992	3,990
Net realized and unrealized (losses) gains on investments	(1,380)	519	1,024	2,380
Net increase in net assets resulting from operations	3,594	4,563	5,017	6,370
Earnings per share	0.24	0.31	0.34	0.43
Net asset value per share	$15.04	$15.16	$15.21	$15.23

	2013
	Q4	Q3	Q2	Q1
Total investment income	$8,615	$11,122	$9,498	$8,382
Net investment income	4,169	6,282	4,850	4,009
Net realized and unrealized gains (losses) on investments	2,166	(262)	(1,683)	(501)
Net increase in net assets resulting from operations	6,335	6,020	3,167	3,508
Earnings per share	0.42	0.40	0.21	0.23
Net asset value per share	$15.16	$15.09	$15.04	$15.18

	2012
	Q4	Q3	Q2	Q1
Total investment income	$15,932	$10,212	$9,500	$9,149
Net investment income	13,727	10,147	9,356	8,971
Net realized and unrealized (losses) gains on investments	(5,753)	1,019	1,891	200
Net increase in net assets resulting from operations	7,975	11,166	11,246	9,171

Prior to December 4, 2012, the Company did not have common shares outstanding and therefore per share data for the periods that include financial results prior to December 4, 2012, are not provided.